   As filed with the Securities and Exchange Commission on February 16, 2001


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [  ] Pre-Effective Amendment No. ___ [  ] Post-Effective Amendment No. ___

                         SAFECO Tax-Exempt Bond Trust
              (Exact Name of Registrant as Specified in Charter)

                  10865 Willows Road N.E., Redmond, WA 98052
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (425) 376-8212

                                  Copies To:

David F. Hill                                R. Darrell Mounts, Esq.
SAFECO Mutual Funds                          Kirkpatrick & Lockhart LLP
10865 Willows Road N.E.                      100 Pine Street, Suite 3200
Redmond WA 98052                             San Francisco, CA 94111-5218
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.


    It is proposed that this filing will become effective on March 18, 2001 pursuant to Rule 488.


No filing fee is required because of reliance on Section 24(f) of the Investment
                        Company Act of 1940, as amended.

                          SAFECO TAX-EXEMPT BOND TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
     .  Cover Sheet
     .  Contents of Registration Statement
     .  Part A - Prospectus/Proxy Statement
     .  Part B - Statement of Additional Information
     .  Part C - Other Information
     .  Signature Page
     .  Exhibits

[LOGO]

                      SAFECO INSURED MUNICIPAL BOND FUND
                 A SERIES FUND OF SAFECO TAX-EXEMPT BOND TRUST
                            10865 WILLOWS ROAD N.E.
                          REDMOND, WASHINGTON  98052
                                                                  March 21, 2001

To Our Shareholders:

     The SAFECO Insured Municipal Bond Fund will hold a special meeting of shareholders on April 17, 2001 at 8:00 a.m. Pacific time, at the offices of SAFECO Corporation. You will be asked to vote on the combination of the Fund with the SAFECO Municipal Bond Fund. A formal Notice of Special Meeting of Shareholders appears on the next few pages, followed by a combined proxy statement/prospectus which explains the proposed combination of the Funds in more detail and compares the Funds' investment policies, operating expenses and performance histories. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

     If the shareholders of the Insured Municipal Bond Fund approve the proposal and the Funds are combined, each shareholder of the Insured Municipal Bond Fund will automatically become a shareholder of the Municipal Bond Fund, with no tax consequences. The overall purposes of the combination include streamlining and rationalizing the product offerings of the SAFECO Mutual Funds, reducing fund expense ratios by creating larger, more efficient funds and permitting the SAFECO organization to focus its portfolio management resources on a more focused group of portfolios. After careful consideration, the Board of Trustees of the Trust approved the proposal to combine the two Funds and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

     Your vote is important. Please take a moment now to review the enclosed materials and to sign and return your proxy cards in the enclosed postage-paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call asking you to vote your shares. Thank you for your consideration and continued support.

                                       Sincerely,



                                       David F. Hill, President

                      SAFECO INSURED MUNICIPAL BOND FUND
                 A SERIES FUND OF SAFECO TAX-EXEMPT BOND TRUST
                            10865 WILLOWS ROAD N.E.
                          REDMOND, WASHINGTON  98052

                        ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 17, 2001

                        ------------------------------

     TO THE SHAREHOLDERS OF SAFECO INSURED MUNICIPAL BOND FUND:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of SAFECO Insured Municipal Bond Fund ("Insured Fund"), a series of SAFECO Tax-Exempt Bond Trust (the "Trust"), will be held at SAFECO Plaza, 4333 Brooklyn Avenue N.E., Seattle, WA 98105, on April 17, 2001, at 8:00:00 a.m., Pacific time, for these purposes:

     1. To approve a Plan of Reorganization and Termination (the "Plan") under which Insured Fund and SAFECO Municipal Bond Fund ("Municipal Bond Fund") will be combined (the "Reorganization"). Under the Plan, all of Insured Fund's assets will be transferred to Municipal Bond Fund, Municipal Bond Fund will assume all of Insured Fund's liabilities, and each Insured Fund shareholder will receive full and fractional No-Load Class shares of Municipal Bond Fund equal in value, on the effective date of the Reorganization, to the net asset value of the shareholder's No-Load Class shares of Insured Fund on that date. The value of each Insured Fund shareholder's account with Municipal Bond Fund immediately after the Reorganization will be same as the value of the shareholder's account with Insured Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction.

     2. To consider and act on any other matters that properly come before the special meeting, or any adjournment of the meeting.

        Shareholders of record as of the close of business on March 1, 2001, are entitled to notice of, and to vote at, the special meeting or any adjourned session.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD(S) IN THE ENCLOSED ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE MANAGEMENT OF THE TRUST, AND YOUR PROMPT RETURN OF THE PROXY CARD(S) IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE MEETING BY SIGNING AND SENDING US A REVISED PROXY, BY GIVING US WRITTEN NOTICE THAT YOU REVOKE YOUR PROXY, OR BY WITHDRAWING YOUR PROXY AND VOTING IN PERSON AT THE SPECIAL MEETING.


                                       David F. Hill
March 21, 2001                         President

                      SAFECO INSURED MUNICIPAL BOND FUND
                          SAFECO MUNICIPAL BOND FUND
                    SERIES OF SAFECO TAX-EXEMPT BOND TRUST
                            10865 WILLOWS ROAD N.E.
                          REDMOND, WASHINGTON  98052
                          TOLL FREE:  (800) 624-5711

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            Dated:  March 21, 2001

     SAFECO Tax-Exempt Bond Trust (the "Trust"), a Delaware business trust, is providing you with this document in connection with a special meeting of shareholders of its series fund SAFECO Insured Municipal Bond Fund ("Insured Fund"), which will be held at SAFECO Plaza, 4333 Brooklyn Avenue N.E., Seattle, WA 98105 on April 17, 2001, at 8:00 a.m., Pacific time. The special meeting of shareholders and any adjournments of the meeting will be referred to in this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") as the "Meeting." At the Meeting, the shareholders of Insured Fund will be asked to consider and approve a Plan of Reorganization and Termination (the "Plan") under which Insured Fund would be combined with SAFECO Municipal Bond Fund ("Municipal Bond Fund"), which is also a series of the Trust. The Plan is attached as Appendix I to this Proxy Statement/Prospectus. The combination of the Insured Fund with and into the Municipal Bond Fund will be referred to in this Proxy Statement/Prospectus as the "Reorganization." The Board of Trustees of the Trust has approved the Plan as being in the best interest of Insured Fund's shareholders.

     Under the Plan, all of Insured Fund's assets will be transferred to Municipal Bond Fund, Municipal Bond Fund will assume all of Insured Fund's liabilities, and the Trust will issue to each Insured Fund shareholder full and fractional No-Load Class shares of Municipal Bond Fund equal in value, on the effective date of the Reorganization, to the net asset value of the shareholder's Insured Fund shares on that date. The value of each Insured Fund shareholder's account with Municipal Bond Fund immediately after the Reorganization will be the same as the value of the shareholder's account with Insured Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. The Insured Fund's underwriter and distributor will not charge any sales or distribution charges in connection with the shares of Municipal Bond Fund issued in the Reorganization.

     Municipal Bond Fund is a diversified series of the Trust, which is an open-end management investment company with several outstanding series funds (including Municipal Bond Fund and Insured Fund). Municipal Bond Fund's primary investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. Municipal Bond Fund seeks to achieve that investment objective by investing primarily in municipal bonds whose interest is exempt from federal income tax and which are rated investment grade or better.

     This Proxy Statement/Prospectus contains information you should know before voting on the Plan. Please read this Proxy Statement/Prospectus and keep it for future reference.

     The following documents have been filed with the Securities and Exchange Commission and are incorporated into this Proxy Statement/Prospectus by reference:

 . The combined No-Load Class Prospectus of SAFECO Tax-Exempt Bond Trust, including the Insured Fund and Municipal Bond Fund, dated May 1, 2000, as supplemented December 11, 2000. A copy of the Municipal Bond Fund No-Load Class Prospectus dated March 21, 2001 is attached as Appendix II to this Proxy Statement/Prospectus.

 . The Statement of Additional Information of SAFECO Tax-Exempt Bond Trust, including the Insured Fund and Municipal Bond Fund, dated May 1, 2000.

 . The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of the Municipal Bond Fund and Insured Fund for the year ended December 31, 2000.

 . The Report of Independent Auditors and financial statements included in the Trust's Annual Report to Shareholders for the year ended December 31, 1999.

You can also get copies of these documents without charge by writing to SAFECO Securities, Inc., P.O. Box. 34890, Seattle, WA 98124-1890 or by calling (800) 624-5711. In addition, the SEC maintains an Internet web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference into this document, and other information about the Trust. You can also obtain additional information about Insured Fund and Municipal Bond Fund on the Web at http://www.safecofunds.com.

     The SEC has not approved or disapproved the shares of the Municipal Bond Fund or determined whether this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                               TABLE OF CONTENTS

Section Title                                                                  Page
-------------                                                                  ----
SYNOPSIS.......................................................................  4
REASONS FOR THE REORGANIZATION................................................. 11
RISK FACTORS................................................................... 13
 Interest Rate Risk............................................................ 13
 Repayment Default............................................................. 14
 Insurance Coverage............................................................ 14
FINANCIAL HIGHLIGHTS........................................................... 14
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION................................ 15
 Terms of the Reorganization................................................... 15
 The Reorganization............................................................ 16
 Description of Securities to be Issued........................................ 17
 Purchases, Redemptions, and Exchanges of Shares............................... 18
 Dividends and Other Distributions............................................. 18
 Accounting Treatment.......................................................... 19
 Federal Tax Considerations.................................................... 19
GENERAL........................................................................ 20
ORGANIZATION OF THE FUNDS...................................................... 22
OWNERSHIP OF INSURED FUND AND MUNICIPAL BOND FUND SHARES....................... 22
CAPITALIZATION................................................................. 23
LEGAL MATTERS.................................................................. 23
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.................. 23
ADDITIONAL INFORMATION ABOUT INSURED FUND AND MUNICIPAL BOND FUND.............. 24
EXPERTS........................................................................ 25

APPENDIX I..................................Plan of Reorganization and Termination
APPENDIX II.......Prospectus of No-Load Class shares of SAFECO Municipal Bond Fund
APPENDIX III...............Discussion of Performance of SAFECO Municipal Bond Fund
APPENDIX IV.......................Discussion of Performance of SAFECO Insured Fund

                                   SYNOPSIS

The following questions and responses provide an overview of key features of the Reorganization. Please review the full Proxy Statement/Prospectus before casting your vote, because this section is only a synopsis of the complete document.

What is being proposed?

     You are being asked to approve the Plan of Reorganization and Termination dated April 17, 2001. The form of the Plan is attached as Appendix I to this Proxy Statement/Prospectus. The following is a brief summary of the principal terms of the Plan:

 .  The Municipal Bond Fund will acquire all of the Insured Fund's assets
   (primarily its portfolio of bonds) in exchange solely for No-Load Class shares of the Municipal Bond Fund and the Municipal Bond Fund's assumption of the Insured Fund's liabilities. These transactions will take place 1:00 p.m., Pacific time, on April 30, 2001, or at a later time or on a later date if it is necessary to delay the transactions in order to satisfy all of the conditions to the closing ("Closing Date").

 . The Insured Fund will distribute the Municipal Bond Fund shares to its shareholders, so that each Insured Fund shareholder will receive a number of full and fractional No-Load Class shares of the Municipal Bond Fund equal in value to the shareholder's Insured Fund shares on the Closing Date.

 . After the Closing, the Insured Fund will be terminated and its affairs will be wound up in an orderly fashion.

Why is the Reorganization being proposed?

The Trustees of the Insured Fund recommend approval of the Reorganization because it offers shareholders of the Fund an investment in a fund with similar investment goals and the economies of scale of a larger fund. In reviewing the proposed Reorganization, the Trustees also considered that it is unlikely the Insured Fund will achieve an economically feasible size through internal growth and considered the tax-free nature of the Reorganization as opposed to other alternatives for the Fund and its shareholders. Please review "Reasons for the Reorganization" below for a more complete description of the factors considered by the Trustees.

What class of shares will I receive in the Municipal Bond Fund if the Reorganization takes place?

     If the Reorganization occurs, you will receive No-Load Class shares of the Municipal Bond Fund. Shares of Municipal Bond Fund and Insured Fund are distributed by SAFECO Securities, Inc. ("SAFECO Securities"). The No-Load Class shares of Municipal Bond Fund and Insured Fund do not pay any fee to SAFECO Securities for distribution services.

     The shares you receive in connection with the Reorganization will not be subject to any initial or deferred sales charges. Procedures for the purchase and redemption of shares are the same for Municipal Bond Fund and Insured Fund. You may exchange shares of the Municipal Bond Fund (and of the Insured Fund prior to the Reorganization) for No-Load Class shares of other funds within the SAFECO family of mutual funds, as provided in the Funds' prospectus. When you exchange shares from one SAFECO mutual fund to another, that exchange is subject to minimum investment and other requirements of the fund into which you exchange your shares.

What are the federal income tax consequences of the Reorganization?

     The Reorganization is expected to be tax free to you for federal income tax purposes. This means that no tax gain or loss will be recognized by either Fund or by their shareholders as a result of the Reorganization. The cost basis and holding period of your Insured Fund shares are expected to carry over to your new shares in the Municipal Bond Fund. Kirkpatrick & Lockhart LLP, the Trust's counsel, will provide a legal opinion to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Please review "Additional Information About the Reorganization - Federal Tax Considerations" below for more complete information about the tax consequences of the Reorganization.

How does the investment management of the Insured Fund compare with the Municipal Bond Fund?

     SAFECO Asset Management Company ("SAM") is the investment adviser for both the Insured Fund and the Municipal Bond Fund. After the Reorganization, SAM will continue to serve as the investment adviser to the Municipal Bond Fund.

     Beverly Denny is primarily responsible for the day-to-day management of the Insured Fund. Ms. Denny is an Assistant Vice President of SAM. She has been Portfolio Manager for the Insured Fund since May 1, 2000 and has been associated with SAM and/or its affiliates since 1991. From 1996 to 2000, she was Portfolio Manager of the SAFECO Washington Municipal Bond Fund, which was liquidated in 2000.

     Stephen C. Bauer is primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Bauer is the President of SAM, has been the Portfolio Manager for the Municipal Bond Fund since its inception in 1981 and has been associated with SAM and/or its affiliates since 1971. Mr. Bauer holds a B.S. in Microbiology and an M.B.A. in Finance from the University of Washington.

How do the investment objectives, strategies and policies of the Insured Fund and the Municipal Fund compare?

     The Insured Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk. Under normal circumstances, the Insured Fund invests primarily in municipal bonds that are covered by insurance guaranteeing the timely payment of both principal and interest, and which have average maturities of 20-30 years. The Insured Fund does not invest in securities whose interest is subject to the alternative minimum tax. The Insured Fund may invest in the following types of securities:

 . Debt securities issued by cities, counties and states and other governmental entities to cover their borrowing needs, including revenue bonds, general obligation bonds, variable and floating rate instruments, put bonds, municipal lease obligations, certificates of participation in municipal lease obligations, participation interests and short-term municipal notes.

 . Short-term investments such as repurchase agreements, shares of no-load open-end investment companies that invest in tax-exempt securities, cash and other short-term securities issued by agencies or instrumentalities of the U.S. government.

 .  The Fund may invest up to 35% of its total assets in uninsured securities.
   However, as of December 31, 2000, 100% of the Insured Fund's holdings consisted of investment-grade insured municipal bonds.

     The Municipal Bond Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. The Municipal Bond Fund invests at least 80% of its assets in securities whose interest is exempt from federal income tax, and does not invest in securities whose interest is subject to the alternative minimum tax. The Municipal Bond Fund may invest in the following types of securities:

 . Municipal bonds which are rated investment grade or better, which have average maturities of 15-25 years, which finance projects in essential services, and which offer protection against issuer repurchase rights prior to maturity.

 . As of December 31, 2000, 99% of Municipal Bond Fund's holdings were investment-grade municipal bonds, exempt from federal income tax, and 1% were other investments. 46% of the Municipal Bond Fund's holdings at December 31, 2000 were insured.

     Because the Funds have similar goals and strategies, the potential risks associated with each Fund are similar. SAM does not expect that the Municipal Bond Fund will revise its investment objectives or policies following the Reorganization to reflect those of the Insured Fund. Rather, SAM believes that substantially all of the assets held by the Insured Fund will be consistent with the Municipal Bond Fund's investment policies and therefore the Municipal Bond Fund will continue to hold those assets if the shareholders approve the Reorganization. In fact, at December 31, 2000, 46% of the securities held in the Insured Fund's portfolio were also held by the Municipal Bond Fund. If the shareholders approve the Reorganization, the Insured Fund will sell any assets that are inconsistent with the Municipal Bond Fund's investment policies prior to the effective time of the Reorganization, and will hold the proceeds from that sale in temporary investments or reinvest them in bonds that are permitted investments for the Municipal Bond Fund. If the Insured Fund must dispose of assets before the Closing Date, the timing of those sales might not be favorable and the Insured Fund could realize losses on those sales it would not have realized if it had been able to keep the assets or to choose to sell them at a different time.

     Please review the Municipal Bond Fund's prospectus, attached as Appendix II to this Proxy Statement/Prospectus for a more complete description of the principal investment strategies and risks of the Fund. The actual risks of investing in each Fund depend upon the securities held in each Fund's portfolio and on market conditions, both of which change over time.

How does the performance of the Insured Fund compare with the Municipal Bond
Fund?

     The chart below shows the average annual total returns for the past ten years for the No-Load Class shares of Municipal Bond Fund and since 1994 (the first full calendar year since that Fund's inception) for the No-Load Class shares of the Insured Fund.

                   [BAR CHART]


                   Municipal
                   ---------
     Year          Bond Fund   Insured Fund
    -----          ---------   ------------
     1991            13.78
     1992             8.75
     1993            12.66
     1994            (8.25)        (10.43)
     1995            21.48          24.37
     1996             3.18           2.56
     1997            10.68          10.70
     1998             6.35           5.90
     1999            (6.18)         (7.99)
     2000            14.17          17.64

     The chart below shows the average annual total returns for the periods indicated for the No-Load Class shares of Insured Fund and Municipal Bond Fund for the periods ended December 31, 2000.


                          Municipal          Insured Fund
                          Bond Fund         (No Load Class)

             1 Year         17.64%              14.17%

             3 Years         4.66%               4.44%

             5 Years         5.41%               5.40%


     Comparing how the Funds' returns have varied year-by-year can give you a general idea of how each Fund's return has varied from year to year, and some indication of the risks of investing in the Funds. The information includes the effect of Fund expenses, and the calculations assume that all dividends and capital gains distributions are reinvested on the date of distribution.

     Past performance is not an indication of future results. Additional information about the calculation of total returns is contained in the Municipal Bond Fund's prospectus attached as

Appendix II of this Proxy Statement/Prospectus, and in the Fund's Statement of Additional Information which is incorporated by reference in this Proxy Statement/Prospectus.

     Additional information about the performance of Municipal Bond Fund for the twelve month period ended December 31, 2000, is shown in Appendix III to this Proxy Statement/Prospectus and additional information about the performance of Insured Fund for the twelve month period ended December 31, 2000, is shown in Appendix IV to this Proxy Statement/Prospectus.

How do the expenses of the Insured Fund compare with the Municipal Bond Fund, and with the estimated expenses of the combined fund following the Reorganization?

     The following tables allow you to compare the management fees and expenses of the Insured Fund and the Municipal Bond Fund, as a percentage of net assets ("Expense Ratio"), and to analyze the estimated expenses that SAFECO expects the combined fund to bear in the first year following the Reorganization. Annual fund operating expenses are deducted from the Fund. They include management fees and administrative costs, including transfer agency and custody services. The annual fund operating expenses shown in the table below represent expenses incurred by the No-Load Class of each Fund for the fiscal year ended December 31, 2000. The table also shows a pro forma estimated expenses for Municipal Bond Fund illustrating the effect of the Reorganization.



                                      Insured Fund   Municipal Bond Fund      Municipal Bond Fund
                                                       (No Load Class)        Pro Forma Estimated

Shareholder Transaction Expenses (1)
Maximum sales load on purchase of         None               None                  None
 shares (as a % of offering price)
Deferred Sales Charge (as a % of          None               None                  None
 original purchase price or
 redemption proceeds, as applicable)
Redemption fee (as a % of amount          None (2)           None (2)              None (2)
 redeemed)

Annual Operating Expenses (as a %
 of net assets)
Management Fees                           0.50%              0.47%                 0.47%
Rule 12b-1 Distribution Plan              None               None                  None
 Payments
All Other Expenses                        0.39%              0.15%                 0.15%
                                          ----               ----                  ----
Total Annual Fund Operating Expenses      0.89%              0.62%                 0.62%
Expense Reimbursement                      n/a                n/a                   n/a
Net Expenses                              0.89%              0.62%                 0.62%

___________
(1) A $12 annual fee is deducted from accounts of less than $1,000 at year end and paid to the Funds' transfer agent.
(2)  There is a $20 fee for wiring redemption proceeds to your bank.


Hypothetical Example of Expenses

     An example of these expenses can help you compare the cost of investing in the Insured Fund and the Municipal Bond Fund currently with the cost of investing in the combined fund on a pro forma basis. This example uses the following hypothetical conditions:

 .    A $10,000 initial investment;
 .    A 5% total return each year;
 .    Each Fund's operating expenses remain the same as outlined above.

                         ONE            THREE            FIVE            TEN
                         YEAR           YEARS           YEARS           YEARS
                    --------------  --------------  --------------  -----------

Insured Fund            $91.00         $284.00         $493.00        $1,096.00

Municipal Bond Fund     $63.00         $199.00         $346.00        $  774.00

Combined Fund           $63.00         $199.00         $346.00        $  774.00

     The "Hypothetical Example" is not a representation of past or future expenses. The Fund's actual expenses, and your direct and indirect expenses, may be more or less than those shown. The table and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.

     The actual expenses of a Fund's No-Load Class shares will depend upon, among other things, the level of average net assets and the extent to which a Fund incurs variable expenses, such as transfer agency costs.


                        REASONS FOR THE REORGANIZATION

     The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), has determined that the Reorganization is in the best interests of the shareholders of the Insured Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of the Insured Fund's shareholders will not be diluted as a result of the Reorganization.

     At a meeting of the Board of Trustees held on February 8, 2001, SAM proposed that the Board of Trustees approve the Reorganization of the Insured Fund with and into the Municipal Bond Fund. The Board received written materials that described the structure and tax consequences of the Reorganization and that contained information concerning the Insured Fund and the Municipal Bond Fund, including comparative total return and fee and expense information, a comparison of the investment objectives and primary investment strategies of the Insured Fund and the Municipal Bond Fund, pro forma expense ratios and biographical information on the portfolio manager of the Municipal Bond Fund. The Board examined a number of factors relating to the Reorganization, including the following:

 . the compatibility of the Funds' investment objectives, policies, and restrictions;

 .  the Funds' respective investment performances;

 .  the effect of the Reorganization on the expense ratio of the Municipal Bond
   Fund;

 . the costs that would be incurred by each Fund as a result of the Reorganization;

 .  the tax consequences of the Reorganization;

 . possible alternatives to the Reorganization, including continuing to operate the Insured Fund on a stand-alone basis or liquidating the Insured Fund; and

 .  the potential benefits of the Reorganization to other persons, especially
   SAM and its affiliates.

     In considering the Reorganization, the Board took the following into account:

 . The Insured Fund is not likely to achieve the scale necessary to reduce Fund expenses through sales growth.

 . In terms of operating expenses, the Municipal Bond Fund's expense ratio is lower than that of the Insured Fund, and its expense ratio could decrease further if sales of shares of the combined Fund grow as a result of the Reorganization.

 . The Reorganization is intended to permit the Insured Fund shareholders to exchange their investment for an investment in the Municipal Bond Fund without recognizing any gain or loss for federal income tax purposes. Insured Fund will be provided with an opinion of counsel that the Reorganization would be tax-free to Insured Fund and its shareholders. By contrast, if an Insured Fund shareholder redeemed his or her shares to invest in another fund, like the Municipal Bond Fund, the transaction would likely be a taxable event for the shareholder. Similarly, if the Insured Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for its shareholders. After the Reorganization, shareholders may redeem any or all of their Municipal Bond Fund shares received in the transaction at net asset value at any time, at which point they would recognize a taxable gain or loss. If the Reorganization does not occur, SAM has indicated that it may recommend to the Trustees that the Insured Fund be liquidated.

 . The risk profile of the Municipal Bond Fund is no greater than that of the Insured Fund, and at December 31, 2000 approximately 46% in value of the municipal bonds held by the Municipal Bond Fund were in fact covered by insurance as to the timely payment of principal and interest.

 .  A broader range of investment alternatives is available to the Municipal Bond
   Fund than to the Insured Fund. SAM advised the Board that SAM believes this range of investment opportunities gives the Municipal Bond Fund greater flexibility than the Insured Fund to effectively respond to opportunities in the tax-exempt bond market. This greater flexibility could, over the long term, benefit shareholders.

 . The combination of the Funds is expected to create a larger fund with similar investment goals and strategies. Although the Municipal Bond Fund has a broader investment mandate, that Fund's investment objectives and policies are sufficiently compatible to enable it to maintain its investment policies without any material changes after the Reorganization.

 . The Funds' underwriter and distributor will not charge any initial sales charges or other charges on any Municipal Bond Fund shares issued to Insured Fund shareholders in connection with the Reorganization.

The Board also considered the capabilities, experience, and performance of the portfolio manager for the Municipal Bond Fund and the performance of the Insured Fund compared to the performance of the Municipal Bond Fund. As of December 31, 2000, the Lipper, Inc. rankings for the Insured Fund and the Municipal Bond Fund were as follows:

Lipper Rank (Percentile) (1)
                                     1-year          3-year          5-year
                                 --------------  --------------  --------------
Insured Fund                          2.00%          15.00%           7.00%

Municipal Bond Fund                   4.00%          18.00%          12.00%

__________

(1) Under the Lipper ranking system, the lower the percentile rank the better the performance.

In terms of potential benefits to SAM resulting from the proposed Reorganization, SAM advised the Board that the rate at which SAM would be compensated for its advisory and fund accounting/fund administration services, measured as a percentage of the Fund's net assets, would be slightly lower for the combined Fund than it presently is for the Insured Fund. Therefore, there would be no immediate direct benefit to SAM from the Reorganization. SAM noted however, that any reduction in the Municipal Bond Fund's expense ratio as a result of the Reorganization could benefit SAM by reducing or eliminating future expense reimbursements due to SAM's obligation to limit certain operating expenses of the Municipal Bond Fund to 0.40% of the Fund's net assets (not including the investment advisory fee, brokerage commissions, taxes, interest or extraordinary expenses) although neither of the Funds was eligible for such a reimbursement or fee waiver in 2000, and the reimbursement to the Insured Fund in 1999 was under $6,250.

     Finally, the Board reviewed the principal terms of the Plan. On the basis of the information provided to the Board and on its evaluation of the Reorganization, the Board determined that the proposed Reorganization is in the best interests of the shareholders of the Insured Fund. Therefore, the Board approved the Plan and recommended that you vote in favor of the Reorganization by approving the Plan attached as Appendix I to this Proxy Statement/Prospectus.


                                 RISK FACTORS

Interest Rate Risk

     The Insured Fund and the Municipal Bond Fund are each subject to interest rate risk. General, when market interest rates rise the price of the Funds' debt securities will fall, and when market interest rates fall the price of the Funds' debt securities will rise. Also, these price changes will generally be greater the longer the maturity of the debt security.

Repayment Default

     The Insured Fund and the Municipal Bond Fund invest primarily in securities rated investment grade or better. Although securities in the top four rating categories are considered "investment grade," Moody's Rating Service considers bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and period of rising interest rates. The Insured Fund and the Municipal Bond Fund held 0% and 17%, respectively, of their assets in bonds rated "Baa" by Moody's at December 31, 2000.

     Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a private entity, and the general revenues of the public issuer will not be available for repayment.

Insurance Coverage

     There is no assurance that the companies that issue insurance covering insured municipal bonds purchased by the Funds will be able to meet their obligations, especially in an environment of wide-spread issuer defaults.

                             FINANCIAL HIGHLIGHTS

     The table below shows financial highlights concerning income and capital changes for one No-Load Class share of the Municipal Bond Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes that appear in the Funds' Annual Report to Shareholders for each of the four years ended December 31, 2000 and the nine-month period ended December 31, 1996 which are incorporated into this document by this reference. (Prior to April 1, 1996, Municipal Bond Fund's fiscal year end was March 31, rather than December 31.) The financial statements and notes for each of the periods noted above, and the financial information derived from those financial statements contained in the table below, have been audited by Ernst & Young LLP, independent auditors, whose report is included in the Funds' Annual Report to Shareholders. You may receive free copies of the Funds' Annual Report to Shareholders dated December 31, 2000 and the Trust's Annual Report to Shareholders dated December 31, 1999, by requesting copies from SAFECO Securities at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                                                                                              Municipal Bond Fund
                                                                                                 No-Load Class

                                                                                                                          9-Month
                                                                      For the Year Ended December 31                    Period ended
                                                                                                                        December 31
                                                                 2000           1999            1998           1997         1996
                                                              --------       --------        --------       --------    ------------
Per share operating performance:
Net asset value at beginning of period........................$  12.89       $  14.45        $  14.52       $  13.98       $  13.69

Income from investment operations:
 Net investment income (loss).................................... 0.70           0.69            0.73           0.75           0.57
 Net realized and unrealized gain (loss) on investments.......... 1.07          (1.56)           0.17           0.70           0.29

 Total from investment operations                                 1.77          (0.87)           0.90           1.45           0.86

Distributions to shareholders:
 From net investment income..................................... (0.70)         (0.69)          (0.73)         (0.75)         (0.57)
 From net realized gain on investments..........................   ---            ---           (0.24)         (0.16)           ---

   Total distributions.......................................... (0.70)         (0.69)          (0.97)         (0.91)         (0.57)

Net asset value at end of period..............................$  13.96       $  12.89        $  14.45       $  14.52       $  13.98
                                                              ========       ========        ========       ========       ========

Total return                                                     14.17%         (6.18%)          6.35%         10.68%         6.42%*

Ratios and supplemental data:

Net assets, end of period (in 000's)                          $499,831       $470,267        $539,860       $502,946       $480,970
Ratio of expenses to average net assets:                          0.62%          0.60%           0.51%          0.51%       0.53%**
Ratio of net investment income (loss) to average net assets:      5.27%          5.04%           5.01%          5.31%       5.53%**
Portfolio turnover rate                                          32.18%         16.84%          20.80%         13.52%       6.66%**

-------------------
*        Not annualized
**       Annualized.


                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

     The terms and conditions under which the Reorganization would take place are described in the Plan. Significant provisions of the Plan are summarized below; but this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix I.

The Reorganization

     Under the Plan:

 . The Municipal Bond Fund will acquire all of the assets of the Insured Fund on the Closing Date, in exchange solely for shares of the Municipal Bond Fund and the Municipal Bond Fund's assumption of all of the Insured Fund's liabilities, and

 . The Insured Fund will distribute all of the shares of the Municipal Bond Fund it receives in the exchange to its shareholders.

The Insured Fund's assets ("Assets") include all portfolio securities, cash, cash equivalents, receivables, and other property the Insured Fund owns as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date ("Valuation Time"). The Municipal Bond Fund will assume from the Insured Fund all its debts, liabilities, obligations and duties as of the Valuation Time ("Liabilities"); but the Insured Fund is required to use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Valuation Time. The Municipal Bond Fund will also deliver its shares to the Insured Fund, which the Insured Fund will distribute to its shareholders.

     SAM will determine the value of the Assets the Municipal Bond Fund is acquiring and the amount of the Liabilities the Municipal Bond Fund is assuming, and the net asset value of a No-Load Class share of the Municipal Bond Fund, as of the Valuation Time. SAM will value portfolio securities that have readily available market quotations based on those market quotations, so long as in SAM's judgment the quotations adequately reflect the fair value of the security. SAM will value portfolio securities that do not have readily available market quotations based on appraisals SAM receives from pricing services using a computerized matrix system, or based on appraisals derived from information concerning the security or similar securities SAM receives from recognized dealers in those securities. SAM will generally use the amortized cost method of valuation to value debt instruments that have 60 days or less to maturity, unless the Board of Trustees of the Trust determines that this method does not represent the securities' fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of the Board.

     On, or as soon as practicable after, the Closing Date, Insured Fund will distribute to its shareholders of record the No-Load Class shares of Municipal Bond Fund it receives, so that each Insured Fund shareholder will receive No-Load Class Municipal Bond Fund shares equal in value to the shareholder's Insured Fund shares. This distribution will be accomplished by opening accounts on the books of the Municipal Bond Fund in the names of the Insured Fund's shareholders and transferring the shares to those accounts. Fractional shares in the Municipal Bond Fund will be rounded to the third decimal place.

     Immediately after the Reorganization, each former shareholder of the Insured Fund will own No-Load Class shares of the Municipal Bond Fund equal in value to that shareholder's No-Load Class shares of the Insured Fund immediately prior to the Reorganization. Because shares of the Municipal Bond Fund will be issued at their net asset value in exchange for the net assets of the Insured Fund, the aggregate value of shares of the Municipal Bond Fund issued in the Reorganization will equal the aggregate value of shares of the Insured Fund. The net asset value per share of the Municipal Bond Fund will not be changed by the transactions. For that reason, the Reorganization will not dilute any shareholder's interest.

Description of Securities to be Issued

     The Trust is registered with the SEC as an open-end management investment company. The Trust's Declaration of Trust permits the Trust to issue an unlimited number of shares. Each share of a Fund:

 .  represents an equal proportionate interest with other shares in that Fund,

 .  has a par value of $0.001 per share,

 . has equal earnings, assets, and voting privileges, except as noted in the prospectus for each Fund, and

 . is entitled to dividends and other distributions out of the income earned and gain realized on assets belonging to the Fund to the extent the Trust's Board declares them.

     The Trustees have established Municipal Bond Fund as one of the Trust's series and have authorized the public offering of three Classes of shares of that Fund, designated No-Load Class, Class A and Class B shares. Each share in a Class represents an equal proportionate interest in the Municipal Bond Fund's assets with each other share in that Class. Shares of the Municipal Bond Fund entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each Class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of a Fund, when issued, are fully paid and nonassessable.

     There are differences among the several Classes of the Municipal Bond Fund:

 . each Class has exclusive voting rights on matters that relate to its plan of distribution;

 .  each Class may bear differing amounts of certain Class-specific expenses;

 . No-Load Class shares are not subject to any initial sales charge, deferred sales charge or distribution fees;

 .  Class A shares are subject to an initial sales charge; and

 . Class B shares bear ongoing distribution fees, are subject to a contingent deferred sales charge (CDSC) upon certain redemptions, and convert to Class A shares after a certain period.

Each share of each Class of the Municipal Bond Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that because of different distribution fees and other Class-specific expenses, the amount of dividends and other distributions paid by each class will differ.

Purchases, Redemptions, and Exchanges of Shares

     No-Load Class shares of each Fund are available through SAFECO Securities, Inc. (the "Underwriter") and through certain financial intermediaries who the Underwriter has authorized to sell shares of the SAFECO mutual funds. The minimum initial investment in each Fund is $2,500 and each additional investment must be $100 or more. The Underwriter may waive or reduce these minimums for investments by certain pension plans and retirement accounts, and participants in a Fund's automatic investment plan.

     The Board of Trustees authorized the officers of the Trust to close the Insured Fund to all purchases other than automatic dividend reinvestments on or around March 31, 2001. Therefore, the sale of shares of the Insured Fund will stop on March 31, 2001, and its shares will no longer be available for purchase or exchange starting on April 2, 2001 (the next business day). You may redeem your Insured Fund shares or exchange them for shares of another SAFECO mutual fund at any time before the Closing Date for the Reorganization. Please note that any gain on such a redemption or exchange prior to the Closing Date may be subject to income tax.

     Your rights and privileges will not be changed by the Reorganization. You can exchange No-Load Class shares of either the Insured Fund or the Municipal Bond Fund for No-Load Class shares of other SAFECO mutual funds, and can acquire No-Load Class shares of either Fund by exchanging your No-Load Class shares of another SAFECO mutual fund, as provided in the Funds' prospectus. You will not be charged any initial sales charge on the shares distributed to you in the Reorganization, nor will you be charged any deferred sales charge when you exchange your Insured Fund shares for Municipal Bond Fund shares in the Reorganization or when you dispose of your Municipal Bond Fund shares after the Reorganization. If you exchange the Municipal Bond Fund shares you receive in the Reorganization for shares of another SAFECO mutual fund, that exchange will be subject to minimum investment and other requirements of the Fund into which you exchange those shares.

Dividends and Other Distributions

     Each of the Insured Fund and the Municipal Bond Fund generally declares dividends daily from its net investment income, if any, and pays dividends monthly. Both Funds generally distribute any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities annually in December. Shareholders of each Fund may reinvest dividends and other distributions in additional Fund shares of the same class on the payment date at those shares' net asset value that day, or may receive the distribution amount in cash. Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and capital gains.

     On or before the Closing Date, the Insured Fund will declare as a distribution substantially all of its net investment income, net capital gain and net short-term capital gain in order to maintain its tax status as a regulated investment company. The Municipal Bond Fund also may declare and distribute as a dividend to its shareholders, on or before the Closing Date, substantially all of any previously undistributed net investment income. The Closing of the Reorganization is subject to a number of conditions described in the Plan, some of which the Insured Fund may waive. In addition, the Board of Trustees may amend the Plan, but it cannot amend the Plan after the Meeting in any way that would be materially adverse to the Insured Fund shareholders' interests.

Accounting Treatment

     The Reorganization will be accounted for on a tax-free combined basis. Therefore, the book cost basis to the Municipal Bond Fund of the assets transferred to it by Insured Fund will be the same as the Insured Fund's book cost basis of those assets.

Federal Tax Consequences

     The Reorganization is intended to be a tax-free reorganization. Kirkpatrick & Lockhart LLP, the Trust's legal counsel, will provide the Trust an opinion substantially to the effect that:

 . The acquisition of the assets of the Insured Fund by the Municipal Bond Fund in exchange solely for shares of the Municipal Bond Fund and the Municipal Bond Fund's assumption of the Insured Fund's liabilities, followed by the distribution of those shares pro rata to the Insured Fund shareholders constructively in exchange for their Insured Fund shares, as provided in the Plan, will qualify as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code, and each of the Insured Fund and the Municipal Bond Fund will be a "party to a reorganization" within the meaning of 368(b) of the Internal Revenue Code.

 . The Insured Fund will not recognize any gain or loss on the transfer of its assets to the Municipal Bond Fund in exchange solely for Municipal Bond Fund shares and the Municipal Bond Fund's assumption of the Insured Fund's liabilities or on the distribution of those shares to the Insured Fund shareholders.

 . The Municipal Bond Fund will not recognize any gain or loss on its receipt of the assets of the Insured Fund in exchange solely for Municipal Bond Fund shares and its assumption of the Insured Fund's liabilities.

 . The Municipal Bond Fund's basis for the assets of the Insured Fund transferred to it will be the same as the Insured Fund's basis for those assets immediately before the Reorganization, and the Municipal Bond Fund's holding period for those assets will include the Insured Fund's holding period for the transferred assets.

 . An Insured Fund Shareholder will recognize no gain or loss on the receipt of Municipal Bond Fund shares in constructive exchange for all its Insured Fund shares pursuant to the Reorganization.

 . The aggregate tax basis of the Municipal Bond Fund shares you receive in the Reorganization will be the same as the aggregate basis of your Insured Fund shares surrendered in exchange for for the Municipal Bond Fund shares.

 . Your holding period for the Municipal Bond Fund shares you receive will include the holding period for your Insured Fund shares, if you held the Insured Fund shares as capital assets at the effective time of the Reorganization.

     The opinion may state that the firm does not express any opinion as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     The opinion will be based on certain factual certifications made by officers of the Trust. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Prior to the closing of the Reorganization, the Insured Fund will distribute to its shareholders all of its investment company taxable income and net realized capital gains, which have not previously been distributed to shareholders. Such distributions will be taxable to the Insured Fund's shareholders.

     The Municipal Bond Fund's use after the Reorganization of pre-Reorganization capital losses which the Insured Fund realized could be limited under the Internal Revenue Code in future years.

     You should consult your tax adviser about the effect, if any, of the Reorganization in light of your individual circumstances. Because the discussion above relates only to the federal income tax consequences of the Reorganization, you should also ask your tax adviser about any state and local tax consequences.

                                    GENERAL

Voting Information

     Management of the Trust is providing this Proxy Statement/Prospectus to shareholders of Insured Fund, a series of the Trust, in connection with the Board's solicitation of shareholder proxies for use at the Meeting. The persons named as proxies will vote all properly signed and unrevoked proxies which are received before the Meeting as shareholders instruct in their proxies. If you sign, date and return your proxy card but do not give any voting instructions, the named proxies will vote your shares:

 .    FOR the proposal to approve the Plan, and

 .    as management recommends on any other matter brought before the Meeting.

     The Meeting will have a quorum if one-third of the outstanding shares of Insured Fund are present in person or by proxy at the Meeting ("Quorum"). If a Quorum is not present at the Meeting or if a Quorum is present but the proposal to approve the Plan (the "Proposal") does not receive sufficient votes, the persons named as proxies may propose to adjourn the Meeting to permit further solicitation of proxies. In order to adjourn the Meeting, a majority of the shares represented at the Meeting in person or by proxy must vote in favor of the adjournment. The persons named as proxies will vote the proxies that they are entitled to vote FOR the Proposal in favor of adjourning the Meeting and will vote the proxies that they have been instructed to vote AGAINST the Proposal against adjourning the Meeting.

     To approve the Plan, a majority of the shares voted at the Meeting must be voted FOR the Proposal. Abstentions and broker non-votes will be counted as shares present at the Meeting in determining whether a Quorum is present, but
will not be considered votes cast at the Meeting.   A broker non-vote is when a
broker who holds shares for a customer submits a proxy that indicates that the broker has not been authorized by the customer to vote that customer's shares.

Information About Proxies

     If you give a proxy, you can revoke it any time before it is exercised at the Meeting by signing and submitting a revised proxy or by submitting to the Secretary of the Trust a written notice revoking your proxy. To be effective, the Secretary of the Trust must receive the notice that you are revoking your proxy before the Meeting, and the notice must state your name and account number. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote your shares in person.

Voting Process

     In addition to the vote on the Proposal, shareholders may transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the named proxies or their substitutes.

     Shareholders of record as of the close of business on March 1, 2001 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were [______] No-Load Class shares of the Insured Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for any fractional share held. To the knowledge of the Trust's management, as of the Record Date, the only beneficial owners of 5% or more of the outstanding shares of the Insured Fund were: SAFECO Insurance Company of America, Charles Schwab & Co., Inc., and William A. Helsell. You can review information about these shareholders' ownership of the Insured Fund below under the heading "Ownership of Insured Fund Shares."

     The Trust expects to solicit proxies principally by mail, but the Trust may also solicit proxies by telephone, facsimile, telegraph, or personal interview. The Trust officers and employees of SAFECO Asset Management Company ("SAM") or its affiliated companies who assist in proxy solicitation will not be paid any additional or special compensation for those efforts. The Funds and SAM will bear the cost of shareholder solicitation incurred in connection with the Reorganization, which is expected to total approximately $67,500. Of that total, the

Insured Fund is expected to bear $20,000 in costs, the Municipal Bond Fund is expected to bear $35,000 in costs, and SAM is expected to bear $12,500 in costs. The Trust will ask broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares those persons hold of record. The Trust may reimburse the broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the solicitation of proxies.

     The Trust intends to mail this Proxy Statement/Prospectus and the accompanying proxy card on or about March 21, 2001.

                           ORGANIZATION OF THE FUNDS

     The Trust is an open-end management investment company organized as a Delaware business trust. The Insured Fund commenced operations on March 18, 1993, as SAFECO Insured Municipal Bond Fund, Inc., a Washington corporation.
The Municipal Bond Fund commenced operations on August 6, 1981 as SAFECO Municipal Bond Fund, Inc., a Washington corporation. On September 30, 1993, the Trust acquired the assets and assumed the liabilities of the two corporations and the Insured Fund and the Municipal Bond Fund were each restructured as separate series of the Trust. The operations of the Trust, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

           OWNERSHIP OF INSURED FUND AND MUNICIPAL BOND FUND SHARES

     Listed below is the name, address and percent ownership of each person who as of December 31, 2000, to the knowledge of the Trust, owned beneficially five percent or more of any class of the outstanding shares of the Insured Fund. To the knowledge of the Trust, no person owned five percent or more of any class of the outstanding shares of the Municipal Bond Fund:

                                                           Insured Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                           Number of Shares          Percent Beneficial
  Name and Address                   Class of Shares                            Owned                     Ownership
-----------------------            ------------------                      -----------------         ------------------

SAFECO Insurance Company of            No-Load Class                            605,644                         32.53%
America
SAFECO Plaza
Seattle, WA  98185

William A. Helsell                     No-Load Class                            125,813                          6.76%
10653 Culpepper Ct. N.W.
Seattle, WA  98177-5319

Charles Schwab & Co., Inc.             No-Load Class                            100,500                          5.40%
Exclusive Benefit of its
Customers
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

     To the best knowledge of the Trust, the officers and trustees of the Trust as a group owned less than one percent of the outstanding shares of either of the Insured Fund or the Municipal Bond Fund as of December 31, 2000.


                                 CAPITALIZATION

     The following table shows the capitalization of each Fund as of December 31, 2000, and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                          Municipal Bond Fund:                Insured Fund:              Pro Forma No-Load Class
                              No-Load Class                   No-Load Class                      Combined
                      ------------------------------  ------------------------------  ------------------------------

Net Assets                     $499,831,218                     $20,825,538                    $520,656,756

Shares Outstanding               35,800,066                       1,861,816                      37,292,453

Net Asset Value                      $13.96                          $11.19                          $13.96
Per Share

                                 LEGAL MATTERS

     Certain legal matters concerning the Trust and its participation in the Reorganization, the issuance of shares of the Municipal Bond Fund in connection with the Reorganization, and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Trust.


         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statements of Additional Information do not contain all the information in the registration statements and their exhibits and the annual reports which the Trust has filed with the Securities and Exchange Commission ("SEC") pursuant to the requirements of the 1933 Act and the 1940 Act, to which shareholders are referred. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to both the Insured Fund and to the Municipal Bond Fund is Registration No. 33-53532. That Prospectus and Statement of Additional Information are incorporated in this document by reference.

     The Trust is subject to the informational requirements of the 1940 Act and in accordance with the 1940 Act the Trust files reports and other information with the SEC. You may inspect without charge and may copy reports, proxy statements, registration statements, and other information which the Trust files (including the Registration Statement of the Trust relating to the Municipal Bond Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is incorporated into this document by this reference) at the public reference facilities the SEC maintains at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, N.Y. 10048; and 500 West Madison Street, l4th Floor, Chicago, IL 6066l. You may also obtain copies of those materials from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust and other registrants which file documents electronically with the SEC.


ADDITIONAL INFORMATION ABOUT INSURED FUND AND MUNICIPAL BOND FUND

     For more information about the Trust and the Municipal Bond Fund on the following topics, please refer to the Municipal Bond Fund Prospectus attached as Appendix II:

 . see "Objective and Principal Investment Strategies" and "Fund Management" for further information about the Trust and Municipal Bond Fund;

 .  see the discussion in "Objective and Principal Investment Strategies, "Fund
   Management," and "Other Information" for further information on the management of Municipal Bond Fund;

 . see "Fund Management" and "Other Information" for further information about the shares of Municipal Bond Fund;

 . see "Fund Management," and "Shareholder Information" for further information about the purchase, redemption, and exchange of shares of the Municipal Bond Fund.

     For more information with respect to the Trust and the Insured Fund on the following topics, please refer to the Insured Fund Prospectus:

 . see "Investment Objectives and Strategies" and "Fund Management" for further information about the Trust and Insured Fund;

 .  see the discussion in "Investment Objectives and Strategies," "Fund
   Management," and "Other Information" for further information on the management of Insured Fund;

 . see "Fund Management" and "Other Information" for further information about the shares of Insured Fund;

 . see "Fund Management," "Other Information" and "Shareholder Information" for further information about the purchase, redemption, and exchange of shares of the Insured Fund.

                                    EXPERTS

     The financial statements of the SAFECO Municipal Bond Fund and the SAFECO Insured Municipal Bond Fund incorporated by reference in this Combined Proxy Statement and Prospectus and included in the respective Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report and are included in the Funds' Annual Report to Shareholders for the year ended December 31, 2000. The financial statements have been incorporated by reference in this document and included in the respective Statement of Additional Information in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

                                  APPENDIX I



                            PLAN OF REORGANIZATION

                                AND TERMINATION

                                    between

                      SAFECO INSURED MUNICIPAL BOND FUND

                                      and

                          SAFECO MUNICIPAL BOND FUND

                              each a portfolio of

                         SAFECO TAX-EXEMPT BOND TRUST


                                April 17, 2001

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1  DEFINITIONS....................................................     1
     Section 1.1 Definitions..............................................     1

ARTICLE 2 THE REORGANIZATION..............................................     3
     Section 2.1 Transfer of Assets, Issuance of Shares,
                 and Assumption of Liabilities............................     3
     Section 2.2 Computation of Net Asset Value...........................     4
     Section 2.3 Redemption Requests......................................     4
     Section 2.4 Delivery of Assets.......................................     4
     Section 2.5 Dissolution..............................................     4
     Section 2.6 Distribution of Acquiring Fund's Shares..................     5
     Section 2.7 Identification of Assets.................................     5
     Section 2.8 Discharge of Liabilities.................................     5
     Section 2.9 Transfer Taxes...........................................     5

ARTICLE 3 CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS............     5
     Section 3.1 Acquired Fund's Shares; Liabilities;
                 Business Operations......................................     5
     Section 3.2 Court Jurisdiction.......................................     6
     Section 3.3 Concentration of Assets..................................     6
     Section 3.4 Assets...................................................     6
     Section 3.5 RIC Status...............................................     6
     Section 3.6 Dividend(s)..............................................     6
     Section 3.7 No Distribution..........................................     6
     Section 3.8 Liabilities..............................................     6
     Section 3.9 Shareholder Expenses.....................................     6
     Section 3.10 Closing Certificate.....................................     7
     Section 3.11 Voting Requirements.....................................     7
     Section 3.12 No Compensation to Certain Shareholders.................     7

ARTICLE 4 CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS.............     7
     Section 4.1 Registration of Acquiring Fund's Shares..................     7
     Section 4.2 Court Jurisdiction.......................................     7
     Section 4.3 RIC Status...............................................     7
     Section 4.4 Ownership of Acquired Fund's Shares......................     8
     Section 4.5 Reacquisition of Acquiring Fund's Shares.................     8
     Section 4.6 Disposition of Assets....................................     8
     Section 4.7 Continuation of Acquired Fund's Business.................     8
     Section 4.8 Consideration............................................     8
     Section 4.9 Closing Certificate......................................     8
     Section 4.10 Post-Reorganization Transactions........................     8
     Section 4.11 Concentration of Assets.................................     8

ARTICLE 5 CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS.................     9
     Section 5.1 Shareholder Vote.........................................     9
     Section 5.2 Exemptive Order..........................................     9
     Section 5.3 Transfer of Assets.......................................     9
     Section 5.4 Intercompany Indebtedness................................     9
     Section 5.5 Value of Shares..........................................     9
     Section 5.6 Value of Assets..........................................     9
     Section 5.7 Tax Opinion..............................................     9
     Section 5.8 Expenses.................................................    10
     Section 5.9 Trust Authority..........................................    10
     Section 5.10 No Control of Acquiring Fund............................    11

ARTICLE 6 MISCELLANEOUS...................................................    11
     Section 6.1 Amendment................................................    11
     Section 6.2 Termination..............................................    11
     Section 6.3 Governing Law............................................    11
     Section 6.4 Obligations of TEBT and Others...........................    11

                     PLAN OF REORGANIZATION AND TERMINATION

     This PLAN OF REORGANIZATION AND TERMINATION, effective as of April 17, 2001 ("Plan"), is adopted by SAFECO Tax-Exempt Bond Trust, a Delaware business trust ("TEBT"), acting on behalf of SAFECO Insured Municipal Bond Fund (the "Acquired Fund") and SAFECO Municipal Bond Fund (the "Acquiring Fund"), each a separate segregated portfolio of assets ("series") of TEBT.

                                    RECITALS

A. TEBT is an investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act that offers separate series of its shares representing interests in its investment portfolios, including the Acquired Fund and the Acquiring Fund, for sale to the public.

B. SAFECO Asset Management Company ("SAM") provides investment advisory services to both Funds.

C. The Acquired Fund owns securities in which the Acquiring Fund is permitted to invest.

D. The Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of its liabilities and the issuance by TEBT of shares of the Acquiring Fund in the manner set forth in this Plan.

E. This Plan is intended to be, and is adopted by TEBT as, a "plan of reorganization" within the meaning of Section 1.368-2(g) of the Regulations (as defined in Section 1.1).

     NOW, THEREFORE, TEBT hereby adopts this Plan.

                                   ARTICLE 1
                                  DEFINITIONS

     Section 1.1 Definitions. For all purposes of this Plan (including the foregoing recitals), the terms defined in the introductory paragraph shall apply and the following terms shall have the respective meanings set forth in this
Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Acquired Fund's Net Value" means the total value of the Assets less the amount of the Liabilities.

     "Acquired Fund's Shareholders" means the holders of record as of the Effective Time of all the Acquired Fund's Shares.

     "Acquired Fund's Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of TEBT to consider and vote upon the approval of this Plan and the transactions contemplated by this Plan.

     "Acquired Fund's Shares" means No-Load Class shares of beneficial interest in the Acquired Fund issued by TEBT.

     "Acquiring Fund's Shares" means No-Load Class shares of beneficial interest in the Acquiring Fund issued pursuant to Sections 2.1 and 2.6 of this Plan.

     "TEBT Registration Statement" means the registration statement on Form N-1A of TEBT, as amended, Registration No. 811-7300.

     "TEBT N-14 Registration Statement" means the registration statement on Form N-14 of TEBT as in effect on the Closing Date.

     "Assets" means all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property owned by the Acquired Fund at the Valuation Time.

     "Business Day" means a day on which the NYSE is open for trading.

     "Closing" means the transfer of the Assets to the Acquiring Fund, the assumption of all the Liabilities and the issuance of the Acquiring Fund's Shares as described in Section 2.1 of this Plan.

     "Closing Date" means April 30, 2001, or such other date TEBT may determine.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

     "Effective Time" means 8:00 a.m. Eastern time on the Closing Date.

     "Fund" means either of the Acquired Fund or the Acquiring Fund, and "Funds" means both the Acquired Fund and the Acquiring Fund.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Plan.

     "Lien" means any pledge, lien, security interest, charge, claim, or encumbrance of any kind.

     "NYSE" means the New York Stock Exchange.

     "Open-End Investment Company" means an open-end management investment company operating under the Investment Company Act.

     "Person" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity.

     "Regulations" means the regulations under the Code.

     "Reorganization" means the acquisition of the Assets by the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of the Liabilities and the issuance by TEBT of the Acquiring Fund's Shares to the Acquired Fund, the distribution of such shares to Acquired Fund's Shareholders as described in this Plan, and the termination of the Acquired Fund as a designated series of shares of TEBT.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.11 of this Plan.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Valuation Time" means the close of the customary trading session of the NYSE, or such other time as TEBT may determine, on the Business Day immediately preceding the Closing Date, or such other date TEBT may determine.

                                   ARTICLE 2
                               THE REORGANIZATION

     Section 2.1 Transfer of Assets, Issuance of Shares, and Assumption of Liabilities. At the Effective Time, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its Assets to the Custodian for the account of the Acquiring Fund. In exchange therefor, the Acquiring Fund shall

          (a) issue and deliver to the Acquired Fund the number of full and fractional (to the third decimal place) Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Acquired Fund's Shares by the net asset value per Acquiring Fund's Share, and

          (b) assume all of the Liabilities.

Such transactions shall all take place at the Closing.

     Section 2.2 Computation of Net Asset Value. (a) The net asset value per share of the Acquiring Fund's Shares and the Acquired Fund's Net Value shall, in each case, be determined as of the Valuation Time.

     (b) The net asset value per share of the Acquiring Fund's Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the TEBT Registration Statement.

     (c) The Acquired Fund's Net Value shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the TEBT Registration Statement.

     (d) All computations of value pursuant to this Section 2.2 shall be made by or under the direction of SAM.

     (e) If, immediately before the Valuation Time, (i) the NYSE is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Acquired Fund's Net Value and the net asset value per share of the Acquiring Fund's Shares is impracticable, the Closing Date shall be postponed until the first Business Day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     Section 2.3 Redemption Requests. The share transfer books of the Acquired Fund will be permanently closed as of the Valuation Time, and only requests for the redemption of the Acquired Fund's Shares received in proper form prior to the Valuation Time shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for the Acquiring Fund's Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Acquired Fund's Shareholders under this Plan.

     Section 2.4 Delivery of Assets. (a) TEBT shall instruct the Custodian, no later than three Business Days preceding the Closing Date, to deliver the Assets to the Acquiring Fund at the Effective Time, by transferring ownership of the Assets from the Acquired Fund's account with the Custodian to the Acquiring Fund's account therewith. The Custodian shall deliver at the Closing a certificate of an authorized officer thereof stating that such delivery of the Assets will be effectuated in accordance with such instructions.

     (b) If delivery cannot be made in the manner contemplated by Section 2.4(a) of securities held by the Acquired Fund that were purchased thereby but not yet delivered to it or its broker or brokers by the Effective Time, then such undelivered securities shall be credited to the Acquiring Fund's account with the Custodian on such delivery.

     Section 2.5 Dissolution. As soon as reasonably practicable after the Closing Date, but no later than six months thereafter, the Acquired Fund's status as a designated series of shares of TEBT shall be terminated.

     Section 2.6 Distribution of Acquiring Fund's Shares. At the Effective Time, each Acquired Fund's Shareholder holding the Acquired Fund's Shares shall receive that number of full and fractional Acquiring Fund's Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Shares held by such Acquired Fund's Shareholder at the Effective Time. (In each case, fractional shares shall be calculated to the third decimal place.) All Acquired Fund's Shares shall thereupon be canceled on the books of TEBT. TEBT shall provide instructions to the Funds' transfer agent with respect to the Acquiring Fund's Shares to be issued to each Acquired Fund's Shareholder. TEBT shall record on its books the ownership of each class of Acquiring Fund's Shares by Acquired Fund's Shareholders and shall forward a confirmation of such ownership to each of them.

     Section 2.7 Identification of Assets. TEBT's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer thereof verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on the Acquiring Fund's books immediately following the Closing does or will conform to such information on the Acquired Fund's books immediately before the Closing.

     Section 2.8 Discharge of Liabilities. The Acquired Fund shall use its reasonable best efforts to discharge all of its known Liabilities, so far as may be possible, prior to the Closing Date.

     Section 2.9 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund's Shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund's Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund's Shares are to be issued, as a condition of such transfer.

                                   ARTICLE 3
              CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS

     The Acquiring Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     Section 3.1 Acquired Fund's Shares; Liabilities; Business Operations. (a) TEBT's management is unaware of any plan or intention of Acquired Fund's Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund's Shares before the Reorganization to any person related (within the meaning of Section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to the Acquiring Fund.

     (b) At the time of the Reorganization, the Acquired Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire Acquired Fund's Shares, except for the right of investors to acquire Acquired Fund's Shares at net asset value in the ordinary course of its business as a series of an Open-End Investment Company.

     (c) From the date it commenced operations and ending on the Closing Date, the Acquired Fund will have conducted its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Fund will not dispose of Assets that, in the aggregate, will result in less than 50% of its "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) being transferred to the Acquiring Fund.

     Section 3.2 Court Jurisdiction. The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Section 3.3 Concentration of Assets. Not more than 25% of the value of the total Assets (excluding cash, cash equivalents, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such Assets is invested in the stock and securities of five or fewer issuers.

     Section 3.4 Assets. The Acquired Fund has, and upon delivery of the Assets the Acquiring Fund will receive, good and marketable title to all Assets, free and clear of all Liens.

     Section 3.5  RIC Status.  The Acquired Fund is a "fund" as defined in
Section 851(g)(2) of the Code; it has elected to be a regulated investment company under Subchapter M of the Code ("RIC") and has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing date; it will continue to satisfy the requirements to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date; it shall invest the Assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

     Section 3.6 Dividend(s). On or before the Closing Date, TEBT will declare and pay to the Acquired Fund's shareholders a dividend or dividends that, together with all previous such dividends, will have the effect of distributing
(a) all of the Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2000, and for the short taxable year beginning on January 1, 2001, and ending on the Closing Date and (b) all of the Acquired Fund's net capital gain recognized in such taxable years (after reduction for any capital loss carryover).

     Section 3.7 No Distribution. The Acquiring Fund's Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

     Section 3.8 Liabilities. The Liabilities were incurred by the Acquired Fund in the ordinary course of business and are associated with the Assets.

     Section 3.9 Shareholder Expenses. The Acquired Fund's Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     Section 3.10 Closing Certificate. An officer of TEBT, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquired Fund, a certificate, dated as of the Closing Date, to the effect that the Acquired Fund has satisfied all conditions specified in this Plan.

     Section 3.11 Voting Requirements. The vote of a majority of the Acquired Fund's Shares cast at a meeting at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in the Acquired Fund necessary to approve this Plan and the transactions contemplated by this Plan.

     Section 3.12 No Compensation to Certain Shareholders. None of the compensation received by any Acquired Fund's Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund's Shares held by such shareholder; none of the Acquiring Fund's Shares received by any such shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

                                   ARTICLE 4
              CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS

     The Acquired Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     Section 4.1 Registration of Acquiring Fund's Shares. (a) The Acquiring Fund's Shares to be issued to the Acquired Fund pursuant to Section 2.1 and distributed to the Acquired Fund's Shareholders pursuant to Section 2.6 shall, on the Closing Date, be duly registered under the Securities Act by the TEBT N-14 Registration Statement.

     (b) The Acquiring Fund's Shares to be so issued and distributed are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the TEBT N-14 Registration Statement. At the Effective Time, the Acquiring Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire shares of beneficial interest in the Acquiring Fund, except for the right of investors to acquire such shares at net asset value in the normal course of its business as a series of an Open-End Investment Company.

     Section 4.2 Court Jurisdiction. The Acquiring Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     Section 4.3  RIC Status.  The Acquiring Fund is a "fund" as defined in
Section 851(g)(2) of the Code; it has elected to be a RIC and has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing Date; it will continue to satisfy the requirements to maintain such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

     Section 4.4 Ownership of Acquired Fund's Shares. The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of the Acquired Fund.

     Section 4.5 Reacquisition of Acquiring Fund's Shares. TEBT has no plan or intention to issue additional Acquiring Fund's Shares following the Reorganization except for shares issued in the ordinary course of Acquiring Fund's business as a series of an Open-End Investment Company; nor does TEBT have any plan or intention to redeem or otherwise reacquire any Acquiring Fund's Shares issued pursuant to the Reorganization, except to the extent the Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business.

     Section 4.6 Disposition of Assets. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, other than in the ordinary course of its business and to the extent necessary to maintain its status as a RIC.

     Section 4.7 Continuation of Acquired Fund's Business. Following the Reorganization, the Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) of the Acquired Fund and use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) in a business.

     Section 4.8 Consideration. No consideration other than the Acquiring Fund's Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in connection with the Reorganization.

     Section 4.9 Closing Certificate. An officer of TEBT, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquiring Fund, a certificate, dated as of the Closing Date, to the effect that the Acquiring Fund has satisfied all conditions specified in this Plan.

     Section 4.10 Post-Reorganization Transactions. There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

     Section 4.11 Concentration of Assets. Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                                   ARTICLE 5
                CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS

     Each Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     Section 5.1 Shareholder Vote. This Plan, the Reorganization, and related matters shall have been approved and adopted at the Acquired Fund's Shareholders Meeting by the shareholders of the Acquired Fund on the record date therefor by the Required Shareholder Vote.

     Section 5.2 Exemptive Order. TEBT shall have received an order from the Securities and Exchange Commission exempting the Reorganization from Section 17(a) of the Investment Company Act.

     Section 5.3 Transfer of Assets. Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For these purposes, any assets used by the Acquired Fund to pay the expenses it incurs in connection with the Plan and the Reorganization and to effect all shareholder redemptions and distributions -- except (a) redemptions pursuant to the Investment Company Act not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code -- after the date of this Plan will be included as assets held by the Acquired Fund immediately before the Reorganization.

     Section 5.4 Intercompany Indebtedness. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

     Section 5.5 Value of Shares. The fair market value of the Acquiring Fund's Shares to be received by each Acquired Fund's Shareholder will be approximately equal to the fair market value of its Acquired Fund's Shares constructively surrendered in exchange therefor.

     Section 5.6 Value of Assets. The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by the Acquiring Fund plus the Liabilities to which the Assets are subject.

     Section 5.7 Tax Opinion. TEBT shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance satisfactory to TEBT, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may (i) assume satisfaction of all the conditions set forth in Articles 3 through 5 (other than in this Section 5.7) and treat them as representations by TEBT to Counsel and
(ii) as to any factual matters, rely exclusively and without independent verification on such representations and any other representations made to Counsel by responsible officers of TEBT. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          (a) The Acquiring Fund's acquisition of the Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities, followed by the Acquired Fund's distribution of those shares pro rata to the Acquired Fund's Shareholders constructively in exchange for their Acquired Fund's Shares, will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities or on the distribution of those shares to the Acquired Fund's Shareholders;

          (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund's Shares and its assumption of the Liabilities;

          (d) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

          (e) An Acquired Fund's Shareholder will recognize no gain or loss on the receipt of Acquiring Fund's Shares in constructive exchange for all its Acquired Fund's Shares pursuant to the Reorganization; and

          (f) An Acquired Fund's Shareholder's aggregate basis for the Acquiring Fund's Shares received thereby in the Reorganization will be the same as the aggregate basis for its Acquired Fund's Shares to be constructively surrendered in exchange therefor, and its holding period for those Acquiring Fund's Shares will include its holding period for those Acquired Fund's Shares, provided the Acquired Fund's Shareholder held the Acquired Fund's Shares as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund's Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Section 5.8 Expenses. Each Fund shall bear the expenses incurred by it or on its behalf in connection with this Plan and the Reorganization and other transactions contemplated hereby.

     Section 5.9 Trust Authority. TEBT is duly organized, validly existing, and in good standing under the Delaware Business Trust Act (Del. Code Ann. title 12, (S) 3801 et seq. (1977)), with all requisite trust power and authority to adopt this Plan and perform its obligations thereunder.

     Section 5.10 No Control of Acquiring Fund. Immediately after the Reorganization, the Acquired Fund's Shareholders will not own shares constituting "control" (within the meaning of Section 304(c) of the Code) of the Acquiring Fund.

                                   ARTICLE 6
                                 MISCELLANEOUS

     Section 6.1 Amendment. TEBT's trustees may amend this Plan; provided that, following approval of the Plan by shareholders of the Acquired Fund, no amendment may be made to the Plan that would adversely affect the interests of the Acquired Fund's shareholders.

     Section 6.2 Termination. TEBT's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Closing Date if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

     Section 6.3 Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     Section 6.4 Obligations of TEBT and Others. TEBT has adopted this Plan on behalf of each Fund, and any amounts payable by TEBT under or in connection with this Plan shall be payable solely from the revenues and assets of the respective Funds. No officer, trustee, or shareholder of TEBT shall be personally liable for the liabilities or obligations of TEBT incurred hereunder.

                                  APPENDIX II

SAFECO Municipal Bond Fund

Objective and Principal Investment Strategies

The SAFECO Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

To achieve its objective, the Fund invests primarily in municipal bonds rated investment grade or better with average maturities of 15-25 years. The Fund invests:

 . at least 80% of its assets in securities whose interest is exempt from federal income tax, and will not invest in securities whose interest is subject to the alternative minimum tax;
 .  at least 65% of its assets in investment grade municipal bonds with a maturity of more than one year; and
 . up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.

When evaluating a bond for purchase, the advisor considers, among other things:

 .  yield;
 .  maturity;
 . structural features such as an issuer's a right to buy the bond back at a stated price (a "call") or the Fund's right to require the issuer to buy the bond back at a stated price (a "put");
 .  credit quality (including the underlying rating of insured bonds);
 .  the project the issuer is financing;
 .  the original offering price;
 . any state or local tax exemption; and . the amount of discount off or premium on the stated principal amount of the bond represented by the price offered.

After evaluating a bond, the advisor compares the bond to other available bonds, which may have different features. The advisor also considers the relative weighting of the Fund's holdings among states. The advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers.

Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use the rating services provided by Moody's, S&P or Fitch, which define investment-grade fixed-income securities as follows:

        MOODY'S    S&P    FITCH
        Aaa        AAA    AAA
        Aa         AA     AA
        A          A      A
        Baa        BBB    BBB

The Fund may sell bonds when:

 .  they become fully valued;
 . when more attractively valued bonds become available; or . to raise cash to meet shareholder redemptions.

Turnover among the Fund's portfolio securities will remain low because it often takes years for attractive relative valuations to be recognized by the municipal securities market.

Principal Risks of Investing in the Fund

Loss of money is a risk of investing in the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall. This risk is greater for longer maturity securities and the Fund may experience greater volatility than a fund invested in bonds with a shorter average maturity.

Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. These lower-quality securities may be subject to greater risk of repayment default, particularly during economic downturns and periods of rising interest rates. Money to repay limited obligations and revenue bonds, which provide financing for a specific project or public facility, may be limited to the revenues generated by those projects or facilities, or to special tax revenues. There are greater risks of repayment default for these securities because repayment may depend on the credit of a private entity, and the general revenues of the public issuer will not be available for repayment.

This Fund may be suitable for you if you seek high current tax-exempt income and relative stability of principal.

Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Looking at how the Fund's annual total returns have varied year-by-year and how its average annual total returns over a one, five, and ten year period compare to a widely recognized index of municipal bonds having long maturities gives you an idea of some of the risks of investing in the

Fund. The Fund's returns in the following bar chart and table are net of annual operating expenses. All figures assume reinvestment of Fund dividends and distributions as well as share price gain or loss. As with all mutual funds, past performance does not guarantee future results.

Annual Total Returns (No-Load Class Shares)

12/31/91  13.78%
12/31/92   8.75%
12/31/93  12.66%
12/31/94  -8.25%
12/31/95  21.48%
12/31/96   3.18%
12/31/97  10.68%
12/31/98   6.35%
12/31/99  -6.18%
12/31/00  14.17%

During the 10-year period shown in the bar chart, the highest quarterly return was 8.82% for the quarter ended March 31, 1995; and the lowest return was -6.77% for the quarter ended March 31, 1994.

Average Annual Total Returns as of December 31, 2000

                                                       1 year        5 years        10 years
------------------------------------------------------------------------------------------------
SAFECO Municipal Bond Fund (No-Load Class)            14.17%          5.40%          7.29%
------------------------------------------------------------------------------------------------
Lehman Brothers Long Municipal Bond Index *           16.50%          6.20%          8.09%
------------------------------------------------------------------------------------------------

*The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.

Fees and Expenses

There are fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are charged directly to your account. The Fund's annual operating expenses are paid from the Fund's assets and therefore you pay them indirectly.

Shareholder Fees (fees paid directly from your account)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $20 charge for wire redemptions). A $12 annual "low balance" fee will be charged for accounts with balances of under $1,000 in the Fund at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                          0.47%
12b-1 Fees                                NONE
Other Expenses                           0.15%
Total Annual Fund Operating Expenses     0.62%
Fee Waiver*                                n/a
Net Expenses                             0.62%

*SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


Example

The hypothetical example below shows what your expenses would be if you invested $10,000 in the Fund for the time periods indicated, assuming you reinvest all Fund distributions, earn a 5% annual return each year, and the Fund's net operating expenses remain the same. Use this example for a general comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                       1 year       3 years       5 years       10 years
---------------------------------------------------------------------------
No-Load Class          $63.00       $199.00       $346.00       $774.00
---------------------------------------------------------------------------


Additional Fund Facts

This prospectus describes some of the Fund's investment policies and strategies. The Fund's Statement of Additional Information includes additional information concerning the Fund's additional investment policies and strategies. The Fund may exceed percentage limits that apply to particular investments if, after the Fund's investment, market movements cause asset values to change.

Investment objective changes. In rare circumstances, the Fund may, with approval from its board of trustees, change its investment objective. If this happens, the Fund may no longer meet your investment needs. Should the board of trustees vote to change the Fund's objective, you will be notified in writing at least 30 days prior to the change.

Temporary defensive strategies. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. For temporary defensive strategies, the Fund may hold cash or invest in high quality, short-term securities issued by an agency or instrumentality of the U.S. government, high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds or repurchase agreements. A Fund taking a temporary defensive position may not achieve its investment objective in the short run.

Market Risk. All securities transactions involve market risk. The major risk associated with mutual funds is that the securities in the portfolio may decline in value, causing your investment to be worth less than when you bought it. Investing in mutual fund shares is therefore not the same as making a bank deposit, and your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management

SAFECO Asset Management Company (SAM) is the investment advisor for the Fund, providing investment research, advice and supervision in the ongoing management of the portfolio. Based on the Fund's investment objective and policies, SAM determines what securities the Fund will purchase, retain or sell and implements those decisions. The Fund pays SAM an annual advisory fee based on a percentage of the Fund's average daily net assets, calculated each business day and paid monthly. The Fund paid SAM advisory and administrative fees at the rate of
 .47%, as a percentage of average daily net assets, for the year ended December 31, 2000.

SAM is a wholly owned subsidiary of SAFECO Corporation, which is located at SAFECO Plaza, Seattle, Washington 98185. SAM is located at Two Union Square, 25th Floor, Seattle, Washington 98101.

Portfolio Manager

Municipal Bond Fund

The Municipal Bond Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has managed the SAFECO Municipal Bond Fund since 1981, and is the portfolio manager for other SAFECO Funds.


Financial Highlights

The Financial Highlights table which follows is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the financial statements of SAFECO Municipal Bond Fund and SAFECO Insured Municipal Bond Fund, which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

SAFECO Municipal Bond Fund
(For A No-Load Class Share Outstanding Throughout The Period)

                                                          For The                   For The Nine-Month
                                                          Year Ended                Period Ended
                                                          December 31               December 31
                               2000           1999        1998           1997       1996
--------------------------------------------------------------------------------------------------------
Net asset value at
beginning of period            $  12.89       $  14.45    $  14.52       $  13.98   $  13.69
Income from investment
operations
  Net investment income            0.70           0.69        0.73           0.75       0.57
  Net realized and
  unrealized gain (loss)
  on investments                   1.07          (1.56)       0.17           0.70       0.29
  Total from investment
  operations                       1.77          (0.87)       0.90           1.45       0.86
Less distributions
  Dividends from net
  investment income               (0.70)         (0.69)      (0.73)         (0.75)     (0.57)
  Distributions from
  realized gains                    ---            ---       (0.24)         (0.16)       ---
--------------------------------------------------------------------------------------------------------
  Total distributions             (0.70)         (0.69)      (0.97)         (0.91)     (0.57)
--------------------------------------------------------------------------------------------------------
Net asset value at
end of period                  $  13.96       $  12.89    $  14.45       $  14.52   $  13.98
--------------------------------------------------------------------------------------------------------
Total return                      14.17%         (6.18%)      6.35%         10.68%    6.42%*
Net assets at end of
 period (000's)                $499,831       $470,267    $539,860       $502,946   $480,970
Ratio of expenses to
average net assets                 0.62%          0.60%       0.51%          0.51%   0.53%**
Ratio of net investment
income to average net
assets                             5.27%          5.04%       5.01%          5.31%   5.53%**
Portfolio turnover rate           32.18%         16.84%      20.80%         13.52%   6.66%**
--------------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

Fund Distributions and Tax Considerations

The following information is provided to help you understand the dividends and capital gains you can earn from owning Fund shares as well as some of the federal taxes you may have to pay. This information is not complete and is not intended as tax advice. Distributions may be subject to state and local taxes, even if they are not subject to federal income taxes. Generally no attempt is made to discuss state or local tax laws or tax laws applicable to corporate shareholders or to shareholders who receive special tax treatment such as retirement plan participants and certain trusts. You should consult a competent tax adviser about your individual circumstances.


Distributions from the Fund

Dividends are distributions of the Fund's investment income, less expenses, and include dividends earned on stocks and interest income earned on bonds. Capital gain distributions represent net profits that the Fund makes on portfolio securities that are sold for more than they originally cost. The Fund intends to declare dividends, if any, each business day and pay them monthly. The Fund pays capital gain distributions and special dividends, if any, in December.
Your shares become entitled to dividends on the next business day after you purchase them. If you redeem all your shares in the Fund at any time during a month, you will receive all declared dividends through the date of redemption, together with the redemption proceeds.

Dividends and other distributions paid by the Fund on the No-Load Class and each other class of its shares are calculated at the same time in the same manner.

Reinvesting Distributions

We automatically reinvest your dividends and capital gain distributions in additional shares of the distributing Fund, unless you tell us in writing that you wish to receive them in cash. Retirement accounts must reinvest all dividends and other distributions unless the account owner is over age 59 1/2. The price of reinvested shares is the shares' market value on the date the distribution is made.

Tax Considerations

Depending on which Fund you invest in, your dividends may be taxable or wholly or partly tax-free; other distributions will be fully taxable, regardless of the Fund that makes them. If distributions are taxable, they are generally included in your taxable income for the year distributed, whether you reinvest them in additional shares of the distributing Fund or receive them in cash. Certain distributions made in January are taxable as if received in the prior December. You cannot control the timing of capital gains distributed by a Fund since it is the advisor who decides when to sell Fund holdings. When you sell (redeem) your shares of the Fund, or exchange Fund shares for shares of another Fund you may also realize a capital gain or loss.

Taxable dividends and net short-term capital gains are generally taxed as ordinary income. Distributions of the Fund's net profits from the sale of securities are generally taxed as long-term capital gains. Long-term capital gains treatment depends on how long the Fund held the securities that generated the gain, not on how long you have been invested in the Fund.

If you purchase shares shortly before the Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the share price back as a taxable distribution, even though the distribution represents a partial return of your capital.

Selling or exchanging Fund shares that are worth more than you paid for them may give you capital gains that are taxed as long-term or short-term capital gains depending on how long you held your shares in the Fund. The maximum rate of tax on long-term capital gains is currently 20% for individuals. Consult your tax adviser for current capital gains tax rates.

If you sell Fund shares at a loss, that loss may not be deductible if you purchase shares of the same Fund, regardless of class, within 30 days before or after the redemption. The amount of the loss may increase the basis of the newly purchased shares.

We will notify you annually of the amount and nature of Fund distributions. You or your tax advisor should keep track of your purchases, sales and exchanges of shares and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

For regular, non-qualified accounts, we generally do not withhold taxes when you receive fund distributions or redeem shares if you have certified that the tax identification number you gave us is correct and that you are otherwise not subject to federal backup withholding. Money withdrawn from qualified retirement accounts is generally subject to federal income tax withholding. Eligible rollover distributions from qualified retirement accounts that are not directly rolled to another account may be subject to mandatory income tax withholding at the rate of 20%. In most other circumstances, you may elect out of federal income tax withholding from qualified retirement accounts or have taxes withheld at a specified rate.


Special Considerations

U.S. Treasury securities. States generally treat distributions of interest on U.S. Treasury securities and other direct obligations of the U.S. government as tax-free income. However, this treatment may depend on a Fund's owning a certain minimum percentage of these securities.

Tax-Exempt Bond Funds. The Fund pays dividends that are exempt from federal income tax. However, certain Fund distributions may be taxable, including any portion of dividends representing net capital gains and income derived from certain bonds purchased below their issue price (at a discount). The Fund typically purchases discount bonds as part of a call protection strategy.

If you buy shares of the Fund and sell them at a loss within six months, you may deduct only the amount of the loss that exceeds the amount of dividends from tax-exempt interest that you received during that period.

If you receive Social Security or railroad retirement benefits, you may need to include tax-free Fund distributions as part of your income when determining any federal income tax that may be due on those benefits.


YOUR INVESTMENT

How We Calculate the Value of Your Shares and Value Fund Assets


The net asset value ("NAV") of a Fund share is its market value, generally determined as of the close of regular trading on the New York Stock Exchange
(NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. NAV is calculated by adding up the value of all the Fund's assets, subtracting liabilities and dividing this amount by the total number of shares owned by the Fund's shareholders.

NAV is not determined on days that the NYSE is closed, such as weekends and on the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

We obtain market value information for the Fund's investments from pricing services. Values for exchange-traded securities are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for non-exchange traded securities are based on similar securities and quotations from dealers. Investments for which a market price cannot be established are priced using a method the Fund's Boards of Trustees believe reflects fair value.

You may purchase or redeem shares through various third-party intermediaries, including banks, brokers and investment advisors. Where authorized by the Fund or its transfer agent, those orders will be priced at the NAV next computed after receipt by the intermediary. If you buy or redeem Fund shares through an intermediary, consult that firm to determine whether your purchase or redemption order will be priced upon its receipt of the order or at the time the order is received by the Fund. The intermediary may charge a fee for its services.

To the extent that the Fund owns securities that trade in other markets on days when the NYSE is closed, the value of the Fund's assets may change on days when shareholders cannot purchase or redeem shares. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

Transacting Business

By Mail:

You can apply for a new account or request account transactions by writing to SAFECO Mutual Funds at the following address:

                    SAFECO Mutual Funds
                    P.O. Box 34890
                    Seattle, WA 98124-1890

By Wire:

You can request that your bank transmit U.S. funds by wire to the Funds' custodian bank. In order to use this method, you must first call SAFECO at 1-800-624-5711.

The wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Your bank should send wires to:

                    U.S. Bank of Washington, N.A., Seattle, WA
                    ABA #1250-0010-5
                    Account #153 5000 60709

Have your bank include with the wire, the owner name and number of the SAFECO account and the name of the SAFECO Fund in which you want to invest. Please note that your bank may charge a fee to wire funds. SAFECO is not responsible for delays caused by inadequate wire instructions.

When selling shares, you may request that redemption proceeds are wired to your bank. SAFECO Mutual Funds charges a $20 fee to wire redemption proceeds, and some banks charge a fee to receive a wire.

In Person:

Whether you are buying shares for the first time or buying additional shares, visit the SAFECO Investor Center at 4333 Brooklyn Avenue NE, Seattle, Washington 98105. A representative will help you open your account and complete the transaction.

By Telephone or by the Internet:

Certain account transactions such as the purchase of additional shares for existing regular accounts or the sale or exchange of shares can be done by telephone or over the Internet. This option is not available for retirement accounts. If you do this, you must be willing to assume the risk of any loss so long as we follow reasonable security procedures. Although we record calls for your protection and employ measures to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. SAFECO Mutual Funds is not responsible for the negligence or wrongful acts of third parties.

For telephone transactions call 1-800-624-5711 to speak to a representative or use our Automated Service Line at 1-800-835-4391. Our Automated Service Line provides a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. For Internet transactions, visit the SAFECO Mutual Funds web site at www.safecofunds.com.

If your securities dealer maintains an account for you and holds your Fund shares in its "street name", you must contact an investment professional at your securities dealer to place an order affecting your Fund shares.

If your bank allows transfers from your bank account to your SAFECO Mutual Fund account or by phone, you may purchase up to $50,000 in share value per day. Your bank may charge you a fee to transfer money electronically.

During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds by phone or the Internet. We may suspend, limit, modify, or terminate phone and Internet transaction privileges at any time without prior notice.

Through a Registered Securities Dealer, Registered Investment Advisor, Bank, or other Financial Institution:

SAFECO Mutual Funds has relationships with certain brokers and other third-party intermediaries who are authorized to accept, or designate intermediaries to accept, purchase, redemption and exchange orders on the Funds' behalf. Contact your broker to determine whether it has an established relationship with SAFECO Mutual Funds. There may be fees or restrictions that would not apply if you had purchased shares directly from SAFECO Mutual Funds.

If your securities dealer or other investment professional maintains an account for you and holds your SAFECO Fund shares in its "street name," you should contact your representative at that firm to purchase additional shares, sell shares, or exchange shares from one Fund to another.

The Funds' transfer agent may pay securities dealers and other financial intermediaries a servicing fee for providing certain administrative services to retirement plan and other institutional omnibus accounts, and the Funds' advisor may pay a portion of such fees from the advisors own resources.

Buying, Selling and Exchanging Shares

The price of one share, whether you are purchasing, selling or exchanging shares is its "net asset value" (NAV) next determined after we receive your check, wire or telephone purchase instruction in good order. If we receive your investment after the NYSE has closed for the day, the price you will pay is the Fund's NAV as of the next business day.

Unless your financial advisor maintains your account and holds your Fund shares in its "street name" in an omnibus account with the SAFECO Mutual Funds, we must have received a completed, signed account application and your investment funds before we can conduct any transaction (except when money is wired into an account).

We and our authorized intermediaries reserve the right not to accept customer orders that are incomplete or otherwise not in good order, and the intermediaries reserve the right to accept certain institutional customer orders conditioned on the understanding that the orders may later be rejected if they cannot be transmitted to us or processed in a timely manner. Minimum investment amounts for new accounts, exchanging shares for another Fund, or purchasing additional shares apply as follows:

 .  $2,500 per Fund for regular accounts;
 .  $1,000 per Fund for IRA or UGMA/UTMA accounts;
 .  $500 to the Fund of your choice for Education IRAs;
 .  $1,000 per Fund if you choose the Automatic Investment Method or Payroll
   Deduction Plan,* and
 . $100 per Fund if you are purchasing additional Fund shares ($50 for IRAs), through the Automatic Investment Method.*

     *Our Automatic Investment Method allows you to make regular monthly investments by authorizing SAFECO to withdraw a specific amount of $100 ($50 for IRAs) or more from your bank account and invest it in the Fund of your choice. If you are an employer that uses group billing, you may establish a self-administered Payroll Deduction Plan in any SAFECO Fund. Payroll deduction amounts are negotiable. For more information, call us at 1-800-624-5711.

We do not accept currency, credit card convenience checks or money orders, and can accept only checks and wires made payable to SAFECO Mutual Funds and drawn in U.S. dollars on a U.S. bank account. We reserve the right to refuse all third party checks. You will be charged a $12 service fee for every check or electronic funds transfer returned unpaid.

Although we do not normally issue shares in certificate form, we will issue certificates for whole shares free of charge upon your request. If your shares are issued in certificate form, you must submit the certificates along with a letter of instructions with any sale or exchange request. This physical delivery requirement may delay your redemption or exchange of shares, because you will not be able to request a share redemption or exchange over the telephone.

You may not be able to purchase, sell or exchange Fund shares or a Fund may delay paying you the proceeds from a sale of shares when the New York Stock Exchange is closed or if trading is restricted or if an emergency exists. Also, if immediate payment could adversely affect a Fund, we may need to delay payment for up to seven days. Payment for shares you recently purchased by check or electronic transfer may be delayed until the check or electronic transfer clears, which may take up to 15 business days from the date of your purchase.

In addition to a No-Load Class, the Fund offers Class A and Class B shares, that are sold in a separate prospectus and are subject to different fees and expenses. The Funds' separate share classes have different expenses and as a result, their net investment performances will vary.

Authorizing Signatures

On your account application, you will be asked to specify the number of signatures required to authorize account changes and transactions. Please note that allowing fewer than all account owners to authorize account changes and transactions has important implications. For example, one owner of a joint account could redeem shares without the co-owner's signature. If you select fewer than all account owner signatures, you can revoke this instruction by sending a written request to the broker, investment advisor or financial institution where your account is maintained (or to SAFECO Mutual Funds if your account is held directly with us.). Unless you indicate otherwise, we will require that all account owners sign any account change or transaction instructions.

We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee from a bank, credit union or broker dealer that participates in a medallion signature guarantee program before we can process certain transactions and requests. A medallion signature guarantee helps ensure that you have in fact authorized a transaction or change to your account. You can obtain a medallion signature guarantee for a nominal fee from most banks, brokerage firms and other financial institutions. We do not accept notarized signatures.

Buying Shares

You may purchase shares of a SAFECO Fund only if it is qualified for sale in the state where you live. We reserve the right to refuse the purchase of shares.

Selling Shares

You can sell (redeem) your shares of the Fund at any time, subject to certain restrictions, in the same way that shares are purchased, including by mail, by telephone or the Internet, or through certain intermediaries. Telephone and Internet redemptions may not be available for retirement accounts. If your shares are issued in certificate form, you must submit the certificates along with a letter of instruction with any sale request.

SAFECO Mutual Funds may require all account holder signatures, updated account registration and bank account information. A medallion signature guarantee is required if a redemption is over $100,000. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Generally, we will mail the redemption check on the next business day after selling your shares. You may transfer money directly to your bank account if you choose this service on your initial application or if you send a written request. SAFECO charges a $20 fee to wire redemption proceeds, and some banks charge a fee to receive a wire. If you choose the Systematic Withdrawal Plan, a Fund will automatically sell shares in your account and send you a monthly withdrawal check or will transfer money electronically to your bank. Your bank may charge you for this service. The minimum withdrawal for this service is $50 per Fund. For more information call 1-800-624-5711.

If you change your address by telephone, you may not redeem shares by telephone for a period of thirty days.


Exchanging Shares

An exchange is when you sell shares of one Fund and shortly thereafter buy shares of another Fund that is approved for sale in your state. Always read the prospectus before making an exchange into a Fund that is new to you.

Here are some things you should know about exchanges:

 .  under normal circumstances, we will buy shares of the Fund into which you are exchanging on the same day that we process your order to sell;
 .  if immediate payment could adversely affect a Fund, we may need to delay the redemption of shares for up to seven days; and . mutual fund exchanges are taxable events. You may realize a capital gain or loss when you make an exchange.

Exchange Limitations

Exchange activity is limited to four exchanges within a one calendar year period. In addition, the Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. These limitations will not affect your ability to redeem your shares from any of the SAFECO Family of Mutual Funds, but may prevent you from purchasing the shares of another Fund with your redemption proceeds.

Maintaining Your Account

Account Statements

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance, other than investment made using our Automatic Investment Method and annual custodial fees for retirement accounts or "low balance fees". Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

We will also be sending you semi-annual and annual reports. To reduce the volume of mail, we will send only one copy of these reports and the prospectus to a household (same surname, same address) unless you request otherwise.

Certain documents may be delivered to you electronically, at your request.

Maintaining and servicing low balance accounts increases expenses for all shareholders. For this reason, we may close your account if it falls below $500. If this happens, we will first give you at least 30 days notice, then redeem your shares at net asset value and send the proceeds to you. In addition, accounts with balances under $1,000 in the Fund will be charged a $12 "low balance" fee. The low balance fee will automatically be deducted from your account. The valuation of accounts and the fee deduction are expected to take place during the last five business days of December. We will waive the fee if combined SAFECO Mutual Fund balances for the same shareholder tax ID number exceed $10,000.

We will reinvest into your account any dividends and other distribution checks that are returned to us as "undeliverable" and remain outstanding over six months. This reinvestment will reflect the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


Account Changes

To change your account registration:

If you purchased your shares through an investment professional who maintains an investment account for you and holds your shares in "street name" you should send your account registration changes or other requests to that firm. If shares are registered directly in your name, call 1-800-

624-5711 to request a change of registration form. Make sure the form is signed by the authorized owner(s) specified on your account application. We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee from a bank, credit union or broker dealer that participates in a medallion signature guarantee program before we can process the request.

To make changes to your Automatic Investment Method or Systematic Withdrawal
Plan:

Send your request in writing to SAFECO Mutual Funds, c/o NFDS, P.O. Box 219241, Kansas City, MO 64121-9241. If you have previously selected the single signature authorization for your account and have enrolled in the telephone option service, you may place your request by telephone. Fund balance and transaction requirements apply. And all changes must be completed at least 5 days before your next scheduled transaction.

                            SAFECO FAMILY OF FUNDS

Stability of Principal
SAFECO Money Market Fund
SAFECO Tax-Free Money Market Fund

Bond Income
SAFECO Intermediate-Term U.S. Treasury Fund
SAFECO GNMA Fund
SAFECO High-Yield Bond Fund
SAFECO Managed Bond Fund

Tax-Free Bond Income
SAFECO Intermediate-Term Municipal Bond Fund
SAFECO Municipal Bond Fund
SAFECO California Tax-Free Income Fund

High Current Income With Long-Term Growth
SAFECO Dividend Income Fund

Long-Term Growth
SAFECO Growth Opportunities Fund
SAFECO Equity Fund
SAFECO Northwest Fund
SAFECO International Stock Fund
SAFECO Balanced Fund
SAFECO Small Company Value Fund
SAFECO U.S. Value Fund

For More Information
If you would like more information, the following documents are available free upon request:

Annual/Semiannual Reports
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected its performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund. A current SAI is on file with the Securities and Exchange Commission, is incorporated herein by reference and is legally considered part of this prospectus.

For copies of these documents or for other information about the Fund

Write to: SAFECO Mutual Funds
          P.O. Box 34890
          Seattle, WA 98124-1890

Call:     1-800-528-6501
          Deaf and Hard of Hearing
          TTY/TDD Service: 1-800-438-8718

Visit our web site:www.safecofunds.com

E-Mail:mfunds@safeco.com

Or contact the SEC [note: the SEC may charge a fee to copy documents]:

Write to: SEC Public Reference Section, Washington, DC 20549-0102

E-Mail:  publicinfo@sec.gov
         ------------------

Visit the SEC web site:  http://www.sec.gov
                         ------------------

Visit the SEC:      Public Reference Room
                    450 Fifth Street, N.W.
                    Washington, DC 20549-6009

Information on the operation of the SEC's Public Reference Room is available by calling the SEC at
1-202-942-8090
                                               SEC 1940 Act File Number 811-7300

                                 APPENDIX III

                          REPORT FROM THE FUND MANAGER
                           SAFECO Municipal Bond Fund
                               December 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[PHOTO]
STEPHEN C.       It was a very good year to own municipal bonds. Not only did
BAUER munis outperform most stocks; on a tax-adjusted basis, they outperformed all other types of bonds.

                 In this good year to own municipal bonds, the SAFECO
              Municipal Bond Fund outperformed its peers, ranking 10th of the 273 general municipal funds monitored by Lipper. (For the five and ten years ended December 31, 2000, the Fund was 22 of 187 funds and 10 of 85 funds, respectively.) The Fund did not beat its benchmark index, as it has fees, call features, cash and expenses that the index does not.

   The principal reasons for our success in 2000 are the same for our decade-long generally higher yield: use long-term deep discounts to maintain call protection and allow the Fund to participate fully when prices rise. These strategies work in concert with my long-term approach, which is to wait months or even years for the potential of bonds we've purchased cheaply to be realized.

   Realizing tax losses is also part of our strategy. Booking losses gives us flexibility to sell bonds with gains and buy longer, deeply-discounted bonds when the market undervalues them. In this vein, much of our success in 2000 came from trades made in 1999 and before.

   The outlook for munis is good. Inflation is low, and the economy has cooled considerably, perhaps to a recessionary level. The Federal Reserve is in a rate-cutting mode and supply is modest in the face of increasing demand as investors once again recognize the value of bonds. As 2001 presents a new set of challenges and opportunities, we will work to leverage them into superior returns for our shareholders.

Stephen C. Bauer

--------------------------------------------------------------------------------

Stephen C. Bauer joined SAFECO in 1971 as a securities analyst. He became a fund manager with the inception of the SAFECO Municipal Bond Fund in 1981, and is President of SAFECO Asset Management Company. Bauer holds a BS in microbiology and an MBA from the University of Washington.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              [PERFORMANCE GRAPH]

                     PERFORMANCE OVERVIEW - NO-LOAD CLASS

Average Annual Total Return for the
periods ended December 31, 2000                   1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
SAFECO Municipal Bond Fund                        14.17%     5.40%       7.29%

Lehman Brothers Long Municipal Bond Index         16.50%     6.20%       8.09%

Lipper, Inc. (General Municipal Bond Funds)       10.83%     4.66%       6.68%

Investment Values

SAFECO Municipal Bond Fund           Lehman Brothers Long Municipal Bond Index
No Load                              No Load
-------                              -------
12/31/90      10,000                 12/31/90      10,000
 1/31/91      10,158                  1/31/91      10,134
 2/28/91      10,202                  2/28/91      10,206
 3/31/91      10,215                  3/31/91      10,230
 4/30/91      10,386                  4/30/91      10,388
 5/31/91      10,491                  5/31/91      10,510
 6/30/91      10,455                  6/30/91      10,491
 7/31/91      10,621                  7/31/91      10,653
 8/31/91      10,783                  8/31/91      10,806
 9/30/91      10,955                  9/30/91      10,963
10/31/91      11,072                 10/31/91      11,077
11/30/91      11,036                 11/30/91      11,091
12/31/91      11,378                 12/31/91      11,355
 1/31/92      11,280                  1/31/92      11,348
 2/29/92      11,309                  2/29/92      11,366
 3/31/92      11,295                  3/31/92      11,395
 4/30/92      11,401                  4/30/92      11,503
 5/31/92      11,594                  5/31/92      11,672
 6/30/92      11,844                  6/30/92      11,898
 7/31/92      12,300                  7/31/92      12,334
 8/31/92      12,048                  8/31/92      12,168
 9/30/92      12,071                  9/30/92      12,222
10/31/92      11,808                 10/31/92      12,018
11/30/92      12,170                 11/30/92      12,357
12/31/92      12,374                 12/31/92      12,517
 1/31/93      12,494                  1/31/93      12,635
 2/28/93      13,035                  2/28/93      13,222
 3/31/93      12,830                  3/31/93      13,063
 4/30/93      13,006                  4/30/93      13,242
 5/31/93      13,081                  5/31/93      13,351
 6/30/93      13,349                  6/30/93      13,603
 7/31/93      13,298                  7/31/93      13,616
 8/31/93      13,651                  8/31/93      13,965
 9/30/93      13,804                  9/30/93      14,159
10/31/93      13,842                 10/31/93      14,186
11/30/93      13,667                 11/30/93      14,014
12/31/93      13,940                 12/31/93      14,376
 1/31/94      14,110                  1/31/94      14,545
 2/28/94      13,692                  2/28/94      14,064
 3/31/94      12,997                  3/31/94      13,224
 4/30/94      13,009                  4/30/94      13,326
 5/31/94      13,165                  5/31/94      13,482
 6/30/94      13,020                  6/30/94      13,320
 7/31/94      13,319                  7/31/94      13,663
 8/31/94      13,329                  8/31/94      13,691
 9/30/94      13,000                  9/30/94      13,374
10/31/94      12,722                 10/31/94      12,963
11/30/94      12,460                 11/30/94      12,621
12/31/94      12,790                 12/31/94      13,069
 1/31/95      13,261                  1/31/95      13,643
 2/28/95      13,818                  2/28/95      14,199
 3/31/95      13,919                  3/31/95      14,370
 4/30/95      13,898                  4/30/95      14,363
 5/31/95      14,545                  5/31/95      14,975
 6/30/95      14,233                  6/30/95      14,699
 7/31/95      14,302                  7/31/95      14,774
 8/31/95      14,486                  8/31/95      14,982
 9/30/95      14,594                  9/30/95      15,100
10/31/95      14,900                 10/31/95      15,465
11/30/95      15,312                 11/30/95      15,864
12/31/95      15,538                 12/31/95      16,111
 1/31/96      15,588                  1/31/96      16,181
 2/29/96      15,416                  2/29/96      15,983
 3/31/96      15,064                  3/31/96      15,691
 4/30/96      14,951                  4/30/96      15,628
 5/31/96      14,976                  5/31/96      15,636
 6/30/96      15,196                  6/30/96      15,877
 7/31/96      15,383                  7/31/96      16,034
 8/31/96      15,328                  8/31/96      16,013
 9/30/96      15,638                  9/30/96      16,369
10/31/96      15,822                 10/31/96      16,568
11/30/96      16,175                 11/30/96      16,924
12/31/96      16,032                 12/31/96      16,823
 1/31/97      15,955                  1/31/97      16,789
 2/28/97      16,120                  2/28/97      16,970
 3/31/97      15,845                  3/31/97      16,677
 4/30/97      16,045                  4/30/97      16,874
 5/31/97      16,314                  5/31/97      17,201
 6/30/97      16,519                  6/30/97      17,421
 7/31/97      17,192                  7/31/97      18,055
 8/31/97      16,896                  8/31/97      17,815
 9/30/97      17,130                  9/30/97      18,072
10/31/97      17,263                 10/31/97      18,227
11/30/97      17,393                 11/30/97      18,389
12/31/97      17,744                 12/31/97      18,726
 1/31/98      17,927                  1/31/98      18,926
 2/28/98      17,917                  2/28/98      18,917
 3/31/98      17,921                  3/31/98      18,943
 4/30/98      17,761                  4/30/98      18,841
 5/31/98      18,146                  5/31/98      19,210
 6/30/98      18,259                  6/30/98      19,293
 7/31/98      18,289                  7/31/98      19,337
 8/31/98      18,612                  8/31/98      19,685
 9/30/98      18,864                  9/30/98      19,958
10/31/98      18,765                 10/31/98      19,894
11/30/98      18,851                 11/30/98      19,995
12/31/98      18,871                 12/31/98      20,014
 1/31/99      19,085                  1/31/99      20,210
 2/28/99      18,954                  2/28/99      20,126
 3/31/99      18,953                  3/31/99      20,184
 4/30/99      19,023                  4/30/99      20,202
 5/31/99      18,869                  5/31/99      20,043
 6/30/99      18,519                  6/30/99      19,678
 7/31/99      18,488                  7/31/99      19,668
 8/31/99      18,162                  8/31/99      19,263
 9/30/99      18,051                  9/30/99      19,163
10/31/99      17,736                 10/31/99      18,714
11/30/99      17,909                 11/30/99      18,975
12/31/99      17,700                 12/31/99      18,680
 1/31/00      17,560                  1/31/00      18,478
 2/29/00      17,904                  2/29/00      18,872
 3/31/00      18,415                  3/31/00      19,560
 4/30/00      18,231                  4/30/00      19,329
 5/31/00      18,089                  5/31/00      19,150
 6/30/00      18,705                  6/30/00      19,852
 7/31/00      19,071                  7/31/00      20,241
 8/31/00      19,424                  8/31/00      20,676
 9/30/00      19,251                  9/30/00      20,464
10/31/00      19,493                 10/31/00      20,762
11/30/00      19,664                 11/30/00      21,006
12/31/00      20,214                 12/31/00      21,762

The performance graph compares a hypothetical $10,000 investment in the Fund to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                  APPENDIX IV

                         REPORT FROM THE FUND MANAGER
                      SAFECO Insured Municipal Bond Fund
                               December 31, 2000

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

[PHOTO]
BEVERLY R.       Long insured municipals were the top-performing sector of the
DENNY tax-free market, returning 18.28% for the year. During this time, the SAFECO Insured Municipal Bond Fund outperformed its Lipper peers, but not its benchmark index. While the Fund's return of 17.64% is remarkable unto itself, exceeding the Lehman Long Insured Index would have been more so, as the Fund has expenses, cash holdings and call features that the index does not.

                 The Fund's longer duration makes it more sensitive to changes in interest rates. Thus, when municipal yields fell and bond prices rose, the Fund outperformed its peers.

   Municipal bond prices rose during the year as yields fell. According to the Bond Buyer 40 Yield-to-Maturity Index, yields began the year 6.25%, fell to 5.91% by mid-year and finished 2000 at 5.47%. Bond prices appreciated as economic data showed slower growth.

   The AAA rating that insurance provides has become less valuable in the marketplace as the availability of information has increased, especially in low-risk sectors, such as water and sewer bonds.

   Hospital bonds continue to compose the Fund's largest asset category, followed by water & sewer and electric utilities. Of revenue bonds (bonds that finance revenue-producing facilities), water & sewer had the best return for the year, followed by education and hospital issues.

   The strategy for the Fund remains the same: buy long, discount bonds at relatively cheap prices. As such, the Fund will have wide fluctuations in price and should only be considered as a long-term investment.

Beverly R. Denny

-------------------------------------------------------------------------------

Beverly R. Denny joined SAFECO in 1991. She holds an MBA from the University of Virginia and a BS in finance/economics from Babson College. She is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              [PERFORMANCE GRAPH]

                     PERFORMANCE OVERVIEW - NO-LOAD CLASS

Average Annual Total Return for the
periods ended December 31, 2000           1 Year     5 Year     Since Inception*
--------------------------------------------------------------------------------
SAFECO Insured Municipal Bond Fund        17.64%     5.41%            5.88%

Lehman Brothers Long Insured Municipal
 Bond Index                               18.28%     6.26%            6.81%

Lipper, Inc. (Insured Municipal Bond
 Funds)                                   11.91%     4.58%            6.65%

* The Fund's inception date was March 18, 1993.

Investment Values

SAFECO Insured                      Lehman Brothers Long Insured
Municipal Bond Fund                 Municipal Bond Index
No Load                             No Load
-------                             -------
 3/18/93      10,000
 3/31/93       9,918                3/31/93      10,000
 4/30/93      10,039                4/30/93      10,146
 5/31/93      10,080                5/31/93      10,239
 6/30/93      10,311                6/30/93      10,431
 7/31/93      10,217                7/31/93      10,439
 8/31/93      10,556                8/31/93      10,710
 9/30/93      10,716                9/30/93      10,849
10/31/93      10,720               10/31/93      10,861
11/30/93      10,482               11/30/93      10,719
12/31/93      10,764               12/31/93      10,993
 1/31/94      10,908                1/31/94      11,117
 2/28/94      10,453                2/28/94      10,726
 3/31/94       9,780                3/31/94      10,062
 4/30/94       9,826                4/30/94      10,152
 5/31/94       9,946                5/31/94      10,276
 6/30/94       9,781                6/30/94      10,153
 7/31/94      10,133                7/31/94      10,431
 8/31/94      10,086                8/31/94      10,434
 9/30/94       9,769                9/30/94      10,183
10/31/94       9,482               10/31/94       9,872
11/30/94       9,287               11/30/94       9,647
12/31/94       9,642               12/31/94       9,984
 1/31/95      10,042                1/31/95      10,431
 2/28/95      10,564                2/28/95      10,851
 3/31/95      10,619                3/31/95      10,977
 4/30/95      10,543                4/30/95      10,973
 5/31/95      11,163                5/31/95      11,441
 6/30/95      10,845                6/30/95      11,220
 7/31/95      10,878                7/31/95      11,269
 8/31/95      11,039                8/31/95      11,424
 9/30/95      11,115                9/30/95      11,507
10/31/95      11,420               10/31/95      11,800
11/30/95      11,800               11/30/95      12,109
12/31/95      11,992               12/31/95      12,302
 1/31/96      11,994                1/31/96      12,366
 2/29/96      11,850                2/29/96      12,194
 3/31/96      11,568                3/31/96      11,950
 4/30/96      11,470                4/30/96      11,891
 5/31/96      11,481                5/31/96      11,894
 6/30/96      11,645                6/30/96      12,078
 7/31/96      11,795                7/31/96      12,200
 8/31/96      11,750                8/31/96      12,182
 9/30/96      12,046                9/30/96      12,461
10/31/96      12,138               10/31/96      12,611
11/30/96      12,456               11/30/96      12,894
12/31/96      12,299               12/31/96      12,804
 1/31/97      12,152                1/31/97      12,759
 2/28/97      12,280                2/28/97      12,893
 3/31/97      12,051                3/31/97      12,650
 4/30/97      12,262                4/30/97      12,800
 5/31/97      12,484                5/31/97      13,056
 6/30/97      12,663                6/30/97      13,211
 7/31/97      13,227                7/31/97      13,716
 8/31/97      12,967                8/31/97      13,502
 9/30/97      13,136                9/30/97      13,695
10/31/97      13,242               10/31/97      13,787
11/30/97      13,336               11/30/97      13,875
12/31/97      13,614               12/31/97      14,226
 1/31/98      13,733                1/31/98      14,390
 2/28/98      13,698                2/28/98      14,363
 3/31/98      13,689                3/31/98      14,381
 4/30/98      13,557                4/30/98      14,281
 5/31/98      13,886                5/31/98      14,589
 6/30/98      13,947                6/30/98      14,652
 7/31/98      13,976                7/31/98      14,678
 8/31/98      14,256                8/31/98      14,972
 9/30/98      14,491                9/30/98      15,197
10/31/98      14,369               10/31/98      15,146
11/30/98      14,442               11/30/98      15,231
12/31/98      14,418               12/31/98      15,231
 1/31/99      14,630                1/31/99      15,379
 2/28/99      14,503                2/28/99      15,296
 3/31/99      14,490                3/31/99      15,349
 4/30/99      14,481                4/30/99      15,344
 5/31/99      14,323                5/31/99      15,201
 6/30/99      14,024                6/30/99      14,911
 7/31/99      13,970                7/31/99      14,894
 8/31/99      13,669                8/31/99      14,552
 9/30/99      13,527                9/30/99      14,456
10/31/99      13,318               10/31/99      14,109
11/30/99      13,450               11/30/99      14,327
12/31/99      13,262               12/31/99      14,087
 1/31/00      13,142                1/31/00      13,945
 2/29/00      13,478                2/29/00      14,273
 3/31/00      13,990                3/31/00      14,828
 4/30/00      13,735                4/30/00      14,621
 5/31/00      13,629                5/31/00      14,463
 6/30/00      14,161                6/30/00      15,048
 7/31/00      14,462                7/31/00      15,369
 8/31/00      14,751                8/31/00      15,715
 9/30/00      14,518                9/30/00      15,519
10/31/00      14,726               10/31/00      15,766
11/30/00      14,921               11/30/00      15,973
12/31/00      15,607               12/31/00      16,662

The performance graph compares a hypothetical $10,000 investment in the Fund to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                      SAFECO INSURED MUNICIPAL BOND FUND
                           SAFECO MUNICIPAL BOND FUND
                     SERIES OF SAFECO TAX-EXEMPT BOND TRUST
                            10865 Willows Road N.E.
                           Redmond, Washington 98052
                           Toll Free: (800) 624-5711

                      STATEMENT OF ADDITIONAL INFORMATION

              (April 17, 2001 Special Meeting of Shareholders of
                      SAFECO Insured Municipal Bond Fund)

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated March 21, 2001 for use in connection with the Special Meeting of Shareholders of SAFECO Insured Municipal Bond Fund, a series of SAFECO Tax-Exempt Bond Trust (the "Trust") to be held on April 17, 2001. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-624-5711.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

     The date of this Statement of Additional Information is March 21, 2001.

                               TABLE OF CONTENTS

Appendix I   -  Additional Information Regarding SAFECO Municipal Bond Fund
Appendix II  -  Financial Statements for SAFECO Municipal Bond Fund and SAFECO
                Insured Municipal Bond Fund

                                   APPENDIX I
          Additional Information Regarding SAFECO Municipal Bond Fund


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION.......................................................     1
CHARACTERISTICS OF THE TRUST'S SHARES.....................................     1
OVERVIEW OF INVESTMENT POLICIES...........................................     2
I.   Fundamental Investment Policies......................................     3
II.  Non-Fundamental Investment Policies .................................     4
ADDITIONAL INVESTMENT INFORMATION.........................................     6
SPECIAL INVESTMENT RISKS..................................................    10
     BELOW INVESTMENT GRADE BONDS.........................................    10
     FOREIGN SECURITIES...................................................    11
LENDING OF PORTFOLIO SECURITIES...........................................    11
REDEMPTION IN KIND........................................................    12
INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE...................    12
PERFORMANCE INFORMATION...................................................    13
MANAGEMENT OF THE FUND....................................................    17
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................    22
INVESTMENT ADVISORY AND OTHER SERVICES....................................    22
TAX INFORMATION...........................................................    26
RETIREMENT PLANS..........................................................    31
FINANCIAL STATEMENTS......................................................    31
DESCRIPTION OF RATINGS....................................................    31

GENERAL INFORMATION
-------------------

The SAFECO Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust") was established as a Delaware business trust under a Declaration of Trust dated May 13, 1993. It is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Tax-Exempt Bond Trust offers its shares through four diversified series funds: The SAFECO Intermediate-Term Municipal Bond Fund, the SAFECO Insured Municipal Bond Fund, the SAFECO Municipal Bond Fund ("Municipal Fund"), and the SAFECO California Tax-Free Income Fund (collectively, the "Tax-Exempt Bond Funds"). Only the Municipal Fund, and its No-Load Class Shares are described in this SAI.

CHARACTERISTICS OF THE TRUST'S SHARES
-------------------------------------

Restrictions on Retaining or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, except in the event that the Trust or any of its Funds is terminated in the future as a result of reorganization or liquidation and distribution of assets.

Shareholder Obligations and Liabilities
Under Delaware law, the shareholders of the Trust will not be personally liable for the obligations of the Trust or any Fund of the Trust. A shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument for the Trust requires that every written obligation of the Trust or the Fund of the Trust contain a statement that such obligation may only be enforced against the assets of the Trust or the Fund of the Trust and generally provides for indemnification out of the Trust's or the Fund's property of any shareholder nevertheless held personally liable for the Trust's or the Fund's obligations, respectively.

Dividend Rights
Shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. With respect to distributions, no shares have priority or preference over any other shares of the same Fund. Distributions will be made from the assets of the Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of the Fund held by shareholders on the record date.

Voting Rights
Shareholders are entitled to vote on any matter that (i) concerns an amendment to the Trust Instrument of the Trust that would affect the voting rights of shareholders, (ii) requires a shareholder vote under the Investment Company Act of 1940 (the "1940 Act") or any other applicable law, (iii) is submitted to them by the Trustees in their discretion. The 1940 Act requires a shareholder vote in certain circumstances, including to elect Trustees if the number of Trustees that have been elected by shareholders falls below a majority, to make a material change to the Trust's investment advisory agreement, and to change any fundamental policy of the Trust. On any matter submitted to a vote of shareholders, all shares of the Funds of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only the Fund. The holders of each share of a Fund of a Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund of any of the Trusts may not bear the same economic relationship to the Trust as shares of another Fund of the same Trust. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

Liquidation Rights
In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the Fund.

Preemptive Rights
Shareholders have no preemptive rights.

Conversion Rights
Shareholders have no conversion rights.

Redemption Provisions
The provisions for redemption by shareholders are set forth in the current prospectus relating to the Fund and share class and elsewhere in this Statement.

Sinking Fund Provisions
The Trust has no sinking fund provisions.

Calls or Assessments
The shares are fully paid and non-assessable.

OVERVIEW OF INVESTMENT POLICIES
-------------------------------

The investment policies of the Fund are described in the Prospectus and this SAI. These policies state the investment practices that the Fund will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., municipal bonds, U.S. government securities) the Fund may purchase are disclosed in the Prospectuses and this SAI. The Fund has no intention to purchase securities that the following policies permit, but which are not currently described in the Fund's Prospectus or this SAI. If a policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether the Fund complies with the applicable limitation (except to the extent the change may impact the Fund's borrowing limit).

With respect to the investment restrictions of the Fund, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of the Fund's investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

The Fund's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of the Fund means the vote, at a meeting of the shareholders of the Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Non-fundamental policies may be changed without shareholder approval.

I.   FUNDAMENTAL INVESTMENT POLICIES
     -------------------------------

1. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

2. The Fund may not underwrite the securities of other issuers except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

3. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

5. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

6. The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

7. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities

8. During normal market conditions, the Fund will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

II.  NON-FUNDAMENTAL INVESTMENT POLICIES
     -----------------------------------

In addition to the policies described in the Fund's Prospectuses, the following six non-fundamental policies have been adopted by the Fund:

1.   Foreign Currency:  The Fund will not buy or sell foreign currency, except
     ----------------
     as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

2.   Foreign Securities:  The Fund may invest up to 20% of its total assets in
     ------------------
     foreign securities which are listed on a national exchange, including investments in American Depository Receipts.

3.   Temporary Investments:  The Fund may purchase as temporary investments for
     ---------------------
     its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Fund's investment in illiquid securities), and other short-term investments.

4.   Illiquid Securities:  If immediately after and as a result of such action
     -------------------
     the value of the following securities, in the aggregate, would exceed 15% of the Fund's net assets, the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter ("OTC") options or hold assets set aside to cover OTC options written by the Fund,
     (iv) enter into repurchase agreements maturing in more than seven days, or
     (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.

5.   Purchasing Securities on Margin:  The Fund will not purchase securities on
     -------------------------------
     margin. However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

6.   Leverage:  The Fund may borrow money (i) from banks, (ii) from SAFECO
     --------
     Corporation or its affiliated companies, or (iii) by engaging in reverse repurchase agreements. The Fund will not purchase securities while borrowings equal to 5% or more of its total assets are outstanding, although the Fund may complete purchase transactions to which it committed prior to reaching the 5% threshold.

7.   Temporary Defensive Measures:  The Fund may hold cash as a temporary
     ----------------------------
     defensive measure when market conditions so warrant.

8.   When-Issued Securities:  The Fund may purchase "when-issued" or "delayed-
     ----------------------
     delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

9.   Municipal Project Concentration:  The Fund will limit its investment in
     -------------------------------
     municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

10.  Short-Term Tax-Exempt Obligations:  The Fund may invest in any of the
     ---------------------------------
     following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

11.  U.S. Government Obligations:  The Fund may invest in obligations of the
     ---------------------------
     U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

12.  Municipal Notes:  The Fund may invest in municipal notes, including tax
     ---------------
     anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

13.  Single State Concentration:  The Fund will limit its investment in
     --------------------------
     securities whose issuers are located in the same state to less than 25% of the Fund's total assets.


ADDITIONAL INVESTMENT INFORMATION
---------------------------------


The Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. Municipal Bonds. The Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. The Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by the Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require the Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. The Fund will not hold more than 5% of its net assets in such below investment grade securities.

     The term "municipal bonds" as used in this Statement of Additional Information means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax.

     Revenue Bonds, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. The Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. The Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is subject to the alternative minimum tax.

     General Obligation Bonds, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

     Variable and Floating Rate Obligations, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit the Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. The Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. The Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments.

     Put Bonds, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and put bonds with demand features. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     Municipal Lease Obligations, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to the Fund. The Fund will invest in only those municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Certificates of Participation ("COP") in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. The Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Participation Interests, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits the Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     Municipal Notes, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. The Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. The Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. Shares of No-Load, Open-End Investment Companies that Invest in Tax-Exempt Securities With Remaining Maturities of One Year or Less. Such shares will be purchased only as a medium for the Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

3. Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to the Fund if the other party to a repurchase agreement defaults or becomes bankrupt. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

4. When-Issued or Delayed-Delivery Securities. Under this procedure, the Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by the Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When the Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Fund's share price in a manner similar to the use of leveraging. The Fund may dispose of its interest in those securities before delivery.

5. Illiquid Securities. Currently, the Fund does not intend to purchase illiquid securities, but the market for some securities may become illiquid following purchase by the Fund. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

6. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit and Shares of No-Load, Open-End Money Market Funds. The

     Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. Short-Term Investments. The Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. The Fund, however, will not engage primarily in trading for the purpose of short-term profits. The Fund may dispose of its portfolio securities whenever SAM deems advisable without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

SPECIAL INVESTMENT RISKS
------------------------

BELOW INVESTMENT GRADE BONDS:

As a result of downgrades the Fund may own below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Below investment grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause the Fund to lose all or part of its investment in that security.
SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact the Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment grade bonds, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

FOREIGN SECURITIES:

Investing in foreign companies and markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of, U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that to the extent the Fund invests in any foreign securities, they will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

The Fund may lend securities to qualified institutional investors, typically broker-dealers, banks or other financial institutions, who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Any gain or loss in the market price of the loaned securities that might occur during the term of the loan will be for the account of the Fund. Securities will be loaned only to parties that SAM deems creditworthy and in good standing, and the terms and the structure of such loans will be consistent with the 1940 Act and the rules and regulations or interpretations of the SEC thereunder. Among other things, these provisions limit the amount of securities the Fund may lend to 33-1/3rd of the Fund's total assets, and require (i) that the borrower provide the Fund with collateral in the form of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at least equal to the value of the securities loaned,
(ii) that the borrower add to such collateral whenever the price of the loaned securities rises, (iii) that the loan must be subject to termination by the Fund at any time, and (iv) that the Fund must receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments). Investing cash collateral subjects the collateral investment, as well as the loaned securities, to market appreciation or depreciation. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the loaned securities or foreclosing on the collateral. If the Fund is not able to recover the loaned securities, it may sell the collateral and purchase a replacement investment in the market.

REDEMPTION IN KIND
------------------

If the Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of the Fund, a portion of the payment may be made in kind. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE
-------------------------------------------------------

GENERAL

The Fund determines its net asset value per share ("NAV") by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of the No-Load Class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 1:00 p.m. Pacific time every day the Exchange is open for trading.

Short-term debt securities held in the Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts, or under such other methods as the applicable Trust's Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days are determined by their fair market value until the 61st day prior to maturity. All other securities and assets in the portfolio are appraised in accordance with those procedures established by the Board of Trustees in good faith in computing the fair market value of those assets.

Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the Exchange. The value of any such securities are determined as of such times for purposes of computing NAV. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the Sub-Advisor under procedures established by and under general supervision of the Board of Trustees.

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.


PERFORMANCE INFORMATION
-----------------------

GENERAL

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares, and the Fund commenced offering Advisor Class A and Advisor Class B shares.

Performance Information and Quoted Ratings are Indicative Only of Past Performance and are Not Intended to Represent Future Investment Results.

TOTAL RETURNS AND AVERAGE TOTAL RETURNS

The Fund's total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 2000 were as follows:

                             1 Year              5 Years             10 Years
                             ------              -------             --------
Municipal Bond Fund          14.17%               30.10%              102.14%

The Fund's total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 2000 were as follows:

                             1 Year              5 Years             10 Years
                             -------             -------             --------
Municipal Bond Fund          $11,417             $13,010              $20,214


The Fund's average annual total returns for the one-, five-and ten-year periods ended December 31, 2000 were as follows:

                             1 Year              5 Years             10 Years
                             ------              -------             --------
Municipal Bond Fund          14.17%               5.40%                7.29%


YIELD AND EFFECTIVE YIELD

The Fund's yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 30-day period ended December 31, 2000 were as follows:

                                  Yield                    Tax-Equivalent Yield
                                  -----                    --------------------
Municipal Bond Fund               5.00%                            8.28%



CALCULATIONS

The total return, expressed as a percentage, is computed using the following formula:

         ERV-P
     T = -----  x 100
           P

The total return, expressed in dollars, is computed using the following formula:

            n
     T = P(1+A)

The average annual total return is computed using the following formula:

                       n
          A = (root ERV/P - 1) x 100

Where:    T =  total return

          A =  average annual total return
          n =  number of years

        ERV = ending redeemable value of a hypothetical investment of $1,000 at the end of a specified period of time

          P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the Fund's NAV on the reinvestment date, and the maximum sales charge, if any, for each class is applied.

Yield is computed using the following formula:



          Yield = 2[ (/a-b/ +1)/6/ - 1]
                      -----
                       cd

Where:    a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

Tax-equivalent yield is computed using the following formula:

                                    eg
          Tax-equivalent yield = [ ----- ] + [e (1-g)]
                                   (1-f)

Where:    e =  yield as calculated above

          f =  tax rate

          g =  percentage of yield which is tax-free

In addition to performance figures, the Fund may advertise its rankings as calculated by independent rating services that monitor mutual funds' performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., Morningstar, Inc., and Wiesenberger Investment Companies Service). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general. In addition, the Fund may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Fund may also describe in its advertisements the methodology used by rating services to arrive at Fund ratings. In addition, the Fund may also advertise individual measurements of Fund performance published by the rating services, including but not limited to the Fund's beta, standard deviation, and price earnings ratio.

The Fund may occasionally reproduce articles or portions of articles about the Fund written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BLOOMBERG Magazine, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S, MONEY Magazine, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS Magazine, NEWSWEEK, NO-LOAD FUND INVESTOR, NO-LOAD FUND X, PENSIONS & INVESTMENTS, RUCKEYSER'S MUTUAL FUNDS, SMART MONEY, TELESWITCH, TIME Magazine, U.S. NEWS AND WORLD REPORT, YOUR MONEY, THE WALL STREET JOURNAL and WORTH).

The Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment advisor (SAM) or any sub-investment advisor, the investment advisor's parent company (SAFECO Corporation) or the parent company of any sub-investment advisor, or the SAFECO Family of Funds,
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage the Fund's portfolio, the research methodologies underlying securities selection and the Fund's investment objective and (iv) information about particular securities held in the Fund's portfolio.

From time to time, the Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how the Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, the Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions. The Fund also may provide information on how much certain investments would return over time.

Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .  costs associated with aging parents;
     .  funding a college education (including its actual and estimated cost);

     .  health care expenses (including actual and projected expenses);
     . long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in bond funds.

Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

Performance Information and Quoted Ratings are Indicative Only of Past Performance and are Not Intended to Represent Future Investment Results.


MANAGEMENT OF THE FUND
----------------------

The Board of Trustees of the SAFECO Tax-Exempt Bond Trust has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board of Trustees has approved contracts with various organizations to provide among other things, day to day management services required by the Fund.


TRUSTEES AND OFFICERS
---------------------

                                 Position(s) Held with                     Principal Occupations(s)
Name, Address and Age                 the Trusts                             During Past 5 Years
---------------------                 ----------                             -------------------
Randall H. Talbot*                Chairman and Trustee              President of SAFECO Life Insurance Company
5069 154th Place NE                                                 since 1998.  From 1975 to 1998 he was CEO and
Redmond, WA  98052                                                  President of Talbot Financial Corporation.
(47)

                                 Position(s) Held with                     Principal Occupations(s)
Name, Address and Age                 the Trusts                             During Past 5 Years
---------------------                 ----------                             -------------------
Barbara J. Dingfield              Trustee                           Consultant. From 1994 to 1999 she was the
3246 Cascadia Avenue S.                                             Director of Community Affairs for Microsoft
Seattle, WA  98144                                                  Corporation, Redmond, Washington, a computer
(55)                                                                software company. Director of First SAFECO
                                                                    National Life Insurance Company of New York;
                                                                    Board Chair of United Way of King County;
                                                                    member of the Board of Managers of Swarthmore
                                                                    College.

David F. Hill*                    President                         President of SAFECO Mutual Funds, SAFECO
10865 Willows Road NE             Trustee                           Securities, Inc. and SAFECO Services
Redmond, WA  98052                                                  Corporation; Senior Vice President of SAFECO
(52)                                                                Asset Management Company.  See table under
                                                                    "Investment Advisory and Other Services."

Richard W. Hubbard*               Trustee                           Retired Vice President and Treasurer of the
1270 NW Blakely Ct.                                                 Trust and other SAFECO Trusts; retired Senior
Seattle, WA   98177                                                 Vice President and Treasurer of SAFECO
(71)                                                                Corporation; former President of SAFECO Asset
                                                                    Management Company; Director of First SAFECO
                                                                    National Life Insurance Company of New York;
                                                                    Member of Diocese of Olympia Investment
                                                                    Committee.

Richard E. Lundgren               Trustee                           Retired Director of Marketing and Customer
764 S. 293rd Street                                                 Relations, Building Materials Distribution,
Federal Way, WA  98032                                              Weyerhaeuser Company, Tacoma, Washington;
(62)                                                                Director of First SAFECO National Life
                                                                    Insurance Company of New York.

                                 Position(s) Held with                     Principal Occupations(s)
Name, Address and Age                 the Trusts                             During Past 5 Years
---------------------                 ----------                             -------------------
Larry L. Pinnt                    Trustee                           Retired Vice President and Chief Financial
1600 Bell Plaza,                                                    Officer U.S. WEST Communications, Seattle,
Room 1802                                                           Washington; Chairman of University of
Seattle, WA  98191                                                  Washington Medical Center Board, Seattle,
(65)                                                                Washington; Director of Cascade Natural Gas
                                                                    Corporation, Seattle, Washington; Director of
                                                                    First SAFECO National Life Insurance Company of
                                                                    New York; and Treasurer of Cancer Care Alliance
                                                                    (a non-profit organization), Seattle,
                                                                    Washington.

John W. Schneider                 Trustee                           President and sole owner of Wallingford Group,
1808 N. 41st St.                                                    Inc., Seattle, Washington, a company consulting
Seattle, WA  98103                                                  on the acquisition/disposition and development
(58)                                                                of real estate; former President of Emerald
                                                                    Development Group, Inc., (a real estate
                                                                    development company), Seattle, Washington;
                                                                    Director of First SAFECO National Life
                                                                    Insurance Company of New York.

David H. Longhurst                Vice President                    Controller of SAFECO Securities, Inc., SAFECO
10865 Willows Road NE             Controller                        Services Corporation and SAFECO Asset
Redmond, WA  98052                Secretary                         Management Company.  See table under
(42)                                                                "Investment Advisory and Other Services."

                                 Position(s) Held with                     Principal Occupations(s)
Name, Address and Age                 the Trusts                             During Past 5 Years
---------------------                 ----------                             -------------------
Ronald L. Spaulding               Vice President                    Chairman of SAFECO Asset Management Company;
Two Union Square                  Treasurer                         Treasurer and Chief Investment Officer of
601 Union Street                                                    SAFECO Corporation; Vice President of SAFECO
Suite 2500                                                          Insurance Companies; Director, Vice President
Seattle, WA  98101                                                  and Treasurer of First SAFECO National Life
(56)                                                                Insurance Company of New York; former Senior
                                                                    Portfolio Manager of SAFECO insurance companies
                                                                    and Portfolio Manager for SAFECO Mutual Funds.
                                                                    See table under "Investment Advisory and Other
                                                                    Services."

Stephen D. Collier                Assistant Secretary               Director of Taxation and Assistant Vice
SAFECO Plaza                                                        President of SAFECO Corporation; Assistant
4333 Brooklyn Ave., NE                                              Secretary of SAFECO Asset Management Company,
Seattle, WA 98105                                                   SAFECO Securities, Inc. and SAFECO Services
(47)                                                                Corporation. He has been an executive officer
                                                                    of SAFECO Corporation and subsidiaries since
                                                                    1991.

*Trustees who are interested persons as defined by the 1940 Act.

Each Trustee and officer holds the same position(s) with five other registered open-end management investment companies managed by SAM.

                    COMPENSATION TABLE FOR CURRENT TRUSTEES
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

                                                                       Pension of                                  Total
                                                                       Retirement          Estimated               Compensation
                                                  Aggregate            Benefits            Annual                  From Registrant
                                                  Compensation         Accrued As          Benefits                and Fund
                                                  from                 Part of Fund        Upon                    Complex
Trustee           Trust                           Registrant           Expenses            Retirement              Paid to Trustees
-------           -----                           ----------           --------            ----------              ----------------
Randall H.        Tax-Exempt Bond                    N/A                  N/A                 N/A
Talbot            Trust
                  Total Compensation from                                                                              $0
                  all SAFECO Trusts

Barbara J.        Tax-Exempt Bond                   $5,999                N/A                 N/A
Dingfield         Trust
                  Total Compensation from                                                                            $37,000
                  all SAFECO Trusts

David F. Hill     Tax-Exempt Bond                    N/A                  N/A                 N/A
                  Total Compensation from                                                                              $0
                  all SAFECO Trusts

Richard W.        Tax-Exempt Bond                   $5,837                N/A                 N/A
Hubbard           Total Compensation from                                                                            $33,500
                  all SAFECO Trusts

Richard E.        Tax-Exempt Bond                   $5,999                N/A                 N/A
Lundgren          Total Compensation from                                                                            $37,000
                  all SAFECO Trusts

Larry L. Pinnt    Tax-Exempt Bond                   $5,999                N/A                 N/A
                  Total Compensation from                                                                            $37,000
                  all SAFECO Trusts

John W.           Tax-Exempt Bond                   $5,999                N/A                 N/A
Schneider         Total Compensation from                                                                            $37,000
                  all SAFECO Trusts

At January 1, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

Mr. Talbot and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the Trusts receive no compensation for their services as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trusts are compensated by the Trusts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
-------------------------------------------

To the Fund's knowledge no person owns beneficially, or exercises control or direction over, 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

SAFECO Asset Management Company ("SAM"), SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAM is the investment advisor for the Fund, SAFECO Securities is the principal underwriter of the Fund, and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of the Fund.

Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act") generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment adviser or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the fund. The Trust and its investment advisor and principal underwriter have adopted a joint Code of Ethics ("Code") under Rule 17j-1 of the Act, relating to the personal investment activities of SAFECO Mutual Funds personnel.

A copy of the Trust's Code is publicly filed with the Securities and Exchange Commission ("SEC") as an exhibit to the Trust's registration statement, and a copy of the sub-advisor's Code of Conduct is publicly filed with the SEC as an exhibit to the SAFECO Common Stock Trust's registration statement, and copies of each are available from the SEC. The Codes can be reviewed and copied at the SEC's Public Reference Room in Washington D.C., are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov., or may be obtained from the SEC (after paying a copying fee) by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC at SEC Public Reference Section, Washington, D.C. 20549-0102. For information on the operation of the SEC's Public Reference Room, call the SEC at 1-202-942-8090.

The Code generally permits fund personnel to invest in securities for their own accounts, but regulate such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and (ii) those employees who in the course of their job functions are able to obtain information regarding the Fund's purchases or sales of securities ("access persons"). The Code (1) requires access persons to preclear all securities trades, other than transactions involving open-end mutual fund shares and the securities of certain government issuer, (2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series fund of the Trusts, and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.

In addition, the Code broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Fund trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit,
(3) accepting gifts or favors from any person who seeks to do business with the Trusts or any of their series Funds, or with SAM or SAFECO Securities. These prohibitions are not restricted to the group of Fund "access persons".

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:

                                                                   SAFECO                 SAFECO
Name                 Trusts                 SAM                    Securities             Services
----                 ------                 ---                    ----------             --------
R. H. Talbot         Chairman
                     Trustee

D.F. Hill            President              Senior Vice            President              President
                     Trustee                President              Director               Director
                                            Director

D.H. Longhurst       Vice President         Vice President         Vice-President         Vice President
                     Controller             Controller             Controller             Controller
                     Secretary              Secretary              Secretary              Secretary
                                            Treasurer              Treasurer              Treasurer

R.L. Spaulding       Vice President         Chairman               Director               Director
                     Treasurer              Director

S.C. Bauer                                  President
                                            Director

S.D. Collier         Assistant Secretary    Assistant Secretary    Assistant Secretary    Assistant Secretary

Mr. Talbot is President of SAFECO Life Insurance Company and Mr. Spaulding is the Treasurer and a Vice President of SAFECO Corporation. Messrs. Talbot and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with the Trust, SAM furnishes or pays for certain facilities and services furnished or performed for or on behalf of the Trust and the Fund, which includes furnishing office facilities, books, records and personnel to manage the Trust's and the Fund's affairs and paying certain expenses.

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Fund. These investment companies may have investment objectives similar to those of the Fund. It is therefore possible that the same securities will be purchased for both the Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the Funds involved to be equitable to the Funds. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for the Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund. For the services and facilities furnished by SAM, the Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of the Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. The Fund bears all expenses of its operations not specifically assumed by SAM.


     --------------------------------------------------------------------
             FUND                                FEE
             ----                                ---
     --------------------------------------------------------------------

                                Net Assets                    Annual Fee
     --------------------------------------------------------------------
      Municipal Bond Fund       $0 - $250,000,000              .50 of 1%
                                $250,001 - $750,000,000        .45 of 1%
                                Over $750,000,000              .40 of 1%

The following table states the total amounts of compensation paid by the Fund to SAM for the fiscal years ended December 31, 2000, 1999 and 1998:

                                            Fiscal Year Ended

                            December 31,        December 31,       December 31,
                               2000                1999               1998
                               ----                ----               ----
Municipal Bond Fund         $2,256,000          $2,359,000         $2,164,000


Administration and Accounting Agreement. The Administration and Accounting Agreement between the Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as the Fund's accounting agent and administrator, performing such functions as: calculate the net asset value of the Fund's accounting agent and financial records, prepare the financial statements semiannually, make regulatory filings, and coordinate contractual relationships and communications between the Fund and its service providers. Under the Agreement, the Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

The following table shows the fees paid by the Fund to SAM for services under the Administration and Accounting Agreement for the periods stated:

                                                          From Date
                                                        of Agreement
                             Fiscal year ended        (May 1, 1999) to
                             December 31, 2000        December 31, 1999
                             -----------------        -----------------
Municipal Bond Fund              $279,000                 $164,108


Custodian. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02170, is the custodian of the securities, cash and other assets of the Fund under an agreement with the Trust. Chase Manhattan Bank, N.A. 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. Chase Manhattan Bank, N.A. has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Independent Auditor. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of the Fund's financial statements.

Transfer Agent. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the No-Load Class of the Fund under an agreement with the Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of the Fund's No-Load Class shareholders, records of transactions involving the Fund's No-Load Class shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

SAFECO Services is paid a fee for these services equal to $32.00 per shareholder account, but not to exceed .40% of the Fund's average net assets.

The following table shows the fees paid by the Fund to SAFECO Services during the fiscal years ended December 31, 2000, 1999 and 1998:

                          FISCAL YEAR OR PERIOD ENDED


                            December 31,      December 31,       December 31,
                               2000              1999               1998
                               ----              ----               ----
Municipal Bond Fund          $279,000          $318,000           $325,000


SAFECO Securities, SAFECO Plaza, Seattle, Washington 98185, is the principal underwriter for the No-Load Class of the Fund and distributes the Fund's No-Load Class shares on a continuous best efforts basis under an agreement with the Trust. SAFECO Securities is not compensated by the Trust or the Fund for underwriting, distribution or other activities in connection with No-Load Class shares.


TAX INFORMATION
---------------

GENERAL

The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To qualify for that treatment, the Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"); (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (3) must satisfy certain diversification requirements. The Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

All or part of the dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income for that year, plus certain other amounts.

If shares of the Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares, and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend), the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

The Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions payable to such shareholders who otherwise are subject to backup withholding.

No portion of the dividends or other distributions paid by the Fund is eligible for the dividends-received deduction allowed to corporations.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN DERIVATIVES

Purchasing and writing (selling) options involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options derived by the Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by the Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or short sale or a futures or forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.
A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


SPECIAL TAX CONSIDERATIONS -- HEDGING

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realize in connection therewith. Certain futures and foreign currency contracts in which the Fund may invest may be subject to section 1256 of the Code ("section

1256 contracts"). Any section 1256 contracts held by the Fund at the end of each taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement, which will be taxable to shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that the Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN FOREIGN SECURITIES

To the extent the Fund invests in foreign securities, it may be required to pay income, withholding, or other taxes to a foreign government. If so, the taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be 30%. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.

PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS - Tax Exempt Bonds

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisors before purchasing shares of the Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

The Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID ("municipal market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund would review its investment objectives and policies.

RETIREMENT PLANS
----------------

Shares of certain of the SAFECO Mutual Funds (other than the Fund and any other SAFECO Tax-Exempt Bond Fund) may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A, or 530 of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7).

FINANCIAL STATEMENTS
--------------------

The following financial statements of the Trust are incorporated herein by reference to the Trust's Annual Report for the year ended December 31, 2000.

          Portfolio of Investments as of December 31, 2000
          Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the Year Ended December 31, 2000 Statement of Changes in Net Assets for the Years or Period
            Ended December 31, 2000 and December 31, 1999
          Notes to Financial Statements

Copies of the Trust's No-Load Annual Report accompany this SAI. Additional copies may be obtained by calling SAFECO Services at 1-800-426-6730 nationwide or by writing to the address on the first page of this SAI.

DESCRIPTION OF RATINGS
----------------------

Ratings by Moody's, S&P and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         .  Leading market positions in well-established industries.
         .  High rates of return on funds employed.
         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

BOND RATINGS

MOODY'S

Investment Grade :

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

Investment Grade:

AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Below Investment Grade :

BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

Investment Grade:

AAA - AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at BB, to a significant credit risk at B, to a high default risk at CCC, CC and C.


MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade ("MIG").

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 -- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P

Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH

F1 - Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                  APPENDIX II


--------------------------    SAFECO Mutual Funds    ---------------------------



                             Tax-Exempt Bond Funds
                                 No-Load Class


        Municipal Bond Fund.................................................   1
        Insured Municipal Bond Fund.........................................   7


                                 Annual Report



                               December 31, 2000


--------------------------------------------------------------------------------

                                [LOGO OF SAFECO]

                          REPORT FROM THE FUND MANAGER
                           SAFECO Municipal Bond Fund
                               December 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[PHOTO]
STEPHEN C.       It was a very good year to own municipal bonds. Not only did
BAUER munis outperform most stocks; on a tax-adjusted basis, they outperformed all other types of bonds.

                 In this good year to own municipal bonds, the SAFECO
              Municipal Bond Fund outperformed its peers, ranking 10th of the 273 general municipal funds monitored by Lipper. (For the five and ten years ended December 31, 2000, the Fund was 22 of 187 funds and 10 of 85 funds, respectively.) The Fund did not beat its benchmark index, as it has fees, call features, cash and expenses that the index does not.

   The principal reasons for our success in 2000 are the same for our decade-long generally higher yield: use long-term deep discounts to maintain call protection and allow the Fund to participate fully when prices rise. These strategies work in concert with my long-term approach, which is to wait months or even years for the potential of bonds we've purchased cheaply to be realized.

   Realizing tax losses is also part of our strategy. Booking losses gives us flexibility to sell bonds with gains and buy longer, deeply-discounted bonds when the market undervalues them. In this vein, much of our success in 2000 came from trades made in 1999 and before.

   The outlook for munis is good. Inflation is low, and the economy has cooled considerably, perhaps to a recessionary level. The Federal Reserve is in a rate-cutting mode and supply is modest in the face of increasing demand as investors once again recognize the value of bonds. As 2001 presents a new set of challenges and opportunities, we will work to leverage them into superior returns for our shareholders.

Stephen C. Bauer

--------------------------------------------------------------------------------

Stephen C. Bauer joined SAFECO in 1971 as a securities analyst. He became a fund manager with the inception of the SAFECO Municipal Bond Fund in 1981, and is President of SAFECO Asset Management Company. Bauer holds a BS in microbiology and an MBA from the University of Washington.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              [PERFORMANCE GRAPH]

                     PERFORMANCE OVERVIEW - NO-LOAD CLASS

Average Annual Total Return for the
periods ended December 31, 2000                   1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
SAFECO Municipal Bond Fund                        14.17%     5.40%       7.29%

Lehman Brothers Long Municipal Bond Index         16.50%     6.20%       8.09%

Lipper, Inc. (General Municipal Bond Funds)       10.83%     4.66%       6.68%

Investment Values

MUNI1                                Lehman Bros. Long Muni Bond Index
No Load                              No Load
-------                              -------
12/31/90      10,000                 12/31/90      10,000
 1/31/91      10,158                  1/31/91      10,134
 2/28/91      10,202                  2/28/91      10,206
 3/31/91      10,215                  3/31/91      10,230
 4/30/91      10,386                  4/30/91      10,388
 5/31/91      10,491                  5/31/91      10,510
 6/30/91      10,455                  6/30/91      10,491
 7/31/91      10,621                  7/31/91      10,653
 8/31/91      10,783                  8/31/91      10,806
 9/30/91      10,955                  9/30/91      10,963
10/31/91      11,072                 10/31/91      11,077
11/30/91      11,036                 11/30/91      11,091
12/31/91      11,378                 12/31/91      11,355
 1/31/92      11,280                  1/31/92      11,348
 2/29/92      11,309                  2/29/92      11,366
 3/31/92      11,295                  3/31/92      11,395
 4/30/92      11,401                  4/30/92      11,503
 5/31/92      11,594                  5/31/92      11,672
 6/30/92      11,844                  6/30/92      11,898
 7/31/92      12,300                  7/31/92      12,334
 8/31/92      12,048                  8/31/92      12,168
 9/30/92      12,071                  9/30/92      12,222
10/31/92      11,808                 10/31/92      12,018
11/30/92      12,170                 11/30/92      12,357
12/31/92      12,374                 12/31/92      12,517
 1/31/93      12,494                  1/31/93      12,635
 2/28/93      13,035                  2/28/93      13,222
 3/31/93      12,830                  3/31/93      13,063
 4/30/93      13,006                  4/30/93      13,242
 5/31/93      13,081                  5/31/93      13,351
 6/30/93      13,349                  6/30/93      13,603
 7/31/93      13,298                  7/31/93      13,616
 8/31/93      13,651                  8/31/93      13,965
 9/30/93      13,804                  9/30/93      14,159
10/31/93      13,842                 10/31/93      14,186
11/30/93      13,667                 11/30/93      14,014
12/31/93      13,940                 12/31/93      14,376
 1/31/94      14,110                  1/31/94      14,545
 2/28/94      13,692                  2/28/94      14,064
 3/31/94      12,997                  3/31/94      13,224
 4/30/94      13,009                  4/30/94      13,326
 5/31/94      13,165                  5/31/94      13,482
 6/30/94      13,020                  6/30/94      13,320
 7/31/94      13,319                  7/31/94      13,663
 8/31/94      13,329                  8/31/94      13,691
 9/30/94      13,000                  9/30/94      13,374
10/31/94      12,722                 10/31/94      12,963
11/30/94      12,460                 11/30/94      12,621
12/31/94      12,790                 12/31/94      13,069
 1/31/95      13,261                  1/31/95      13,643
 2/28/95      13,818                  2/28/95      14,199
 3/31/95      13,919                  3/31/95      14,370
 4/30/95      13,898                  4/30/95      14,363
 5/31/95      14,545                  5/31/95      14,975
 6/30/95      14,233                  6/30/95      14,699
 7/31/95      14,302                  7/31/95      14,774
 8/31/95      14,486                  8/31/95      14,982
 9/30/95      14,594                  9/30/95      15,100
10/31/95      14,900                 10/31/95      15,465
11/30/95      15,312                 11/30/95      15,864
12/31/95      15,538                 12/31/95      16,111
 1/31/96      15,588                  1/31/96      16,181
 2/29/96      15,416                  2/29/96      15,983
 3/31/96      15,064                  3/31/96      15,691
 4/30/96      14,951                  4/30/96      15,628
 5/31/96      14,976                  5/31/96      15,636
 6/30/96      15,196                  6/30/96      15,877
 7/31/96      15,383                  7/31/96      16,034
 8/31/96      15,328                  8/31/96      16,013
 9/30/96      15,638                  9/30/96      16,369
10/31/96      15,822                 10/31/96      16,568
11/30/96      16,175                 11/30/96      16,924
12/31/96      16,032                 12/31/96      16,823
 1/31/97      15,955                  1/31/97      16,789
 2/28/97      16,120                  2/28/97      16,970
 3/31/97      15,845                  3/31/97      16,677
 4/30/97      16,045                  4/30/97      16,874
 5/31/97      16,314                  5/31/97      17,201
 6/30/97      16,519                  6/30/97      17,421
 7/31/97      17,192                  7/31/97      18,055
 8/31/97      16,896                  8/31/97      17,815
 9/30/97      17,130                  9/30/97      18,072
10/31/97      17,263                 10/31/97      18,227
11/30/97      17,393                 11/30/97      18,389
12/31/97      17,744                 12/31/97      18,726
 1/31/98      17,927                  1/31/98      18,926
 2/28/98      17,917                  2/28/98      18,917
 3/31/98      17,921                  3/31/98      18,943
 4/30/98      17,761                  4/30/98      18,841
 5/31/98      18,146                  5/31/98      19,210
 6/30/98      18,259                  6/30/98      19,293
 7/31/98      18,289                  7/31/98      19,337
 8/31/98      18,612                  8/31/98      19,685
 9/30/98      18,864                  9/30/98      19,958
10/31/98      18,765                 10/31/98      19,894
11/30/98      18,851                 11/30/98      19,995
12/31/98      18,871                 12/31/98      20,014
 1/31/99      19,085                  1/31/99      20,210
 2/28/99      18,954                  2/28/99      20,126
 3/31/99      18,953                  3/31/99      20,184
 4/30/99      19,023                  4/30/99      20,202
 5/31/99      18,869                  5/31/99      20,043
 6/30/99      18,519                  6/30/99      19,678
 7/31/99      18,488                  7/31/99      19,668
 8/31/99      18,162                  8/31/99      19,263
 9/30/99      18,051                  9/30/99      19,163
10/31/99      17,736                 10/31/99      18,714
11/30/99      17,909                 11/30/99      18,975
12/31/99      17,700                 12/31/99      18,680
 1/31/00      17,560                  1/31/00      18,478
 2/29/00      17,904                  2/29/00      18,872
 3/31/00      18,415                  3/31/00      19,560
 4/30/00      18,231                  4/30/00      19,329
 5/31/00      18,089                  5/31/00      19,150
 6/30/00      18,705                  6/30/00      19,852
 7/31/00      19,071                  7/31/00      20,241
 8/31/00      19,424                  8/31/00      20,676
 9/30/00      19,251                  9/30/00      20,464
10/31/00      19,493                 10/31/00      20,762
11/30/00      19,664                 11/30/00      21,006
12/31/00      20,214                 12/31/00      21,762

The performance graph compares a hypothetical $10,000 investment in the fund to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

  Current Yield (30-day).............................................      5.00%
  Weighted Average Maturity.......................................... 23.7 years


                                                                      Percent of
TOP FIVE HOLDINGS                                                     Net Assets
--------------------------------------------------------------------------------
San Joaquin Hills Transportation Corridor Agency Senior Lien
 Toll Road Revenue......................................................... 4.4%
Massachusetts State Housing Finance Agency (Series B)...................... 3.9
Illinois Educational Facilities Authority Adjustable Demand Revenue
 (University of Chicago)................................................... 3.7
West Virginia State Hospital Finance Authority (Charleston Area
 Medical Center) Series A.................................................. 3.0
Austin Combined Utility System Revenue..................................... 2.9

                                                                      Percent of
TOP FIVE STATES                                                       Net Assets
--------------------------------------------------------------------------------
California.................................................................. 14%
Massachusetts............................................................... 10
Texas.......................................................................  9
Indiana.....................................................................  8
New York....................................................................  8

Credit Rating Distribution
As a Percent of Net Assets
--------------------------------------------------------------------------------

                                 [PIE CHART]

AAA:              45%
A:                19%
BBB:              17%
AA:               16%
Cash & Other:      2%
Not Rated:         1%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                           SAFECO Municipal Bond Fund
                            As of December 31, 2000

 PRINCIPAL
 AMOUNT                                                                  VALUE
 (000's)                                                               (000's)
------------------------------------------------------------------------------
 MUNICIPAL BONDS* - 97.7%

 Alaska - 2.7%
  $14,500  Alaska Housing Finance Corp. (General Housing Purpose)
           5.00%, due 12/01/18                                         $ 13,696
       80  Alaska Housing Finance Corp. Collateralized (Veterans
           Mortgage Program)
           6.50%, due 6/01/31                                                81

 Arizona - 1.8%
    9,800  Phoenix Civic Improvement Corp. Wastewater System Lease
           Revenue 4.75%, due 7/01/23                                     9,232

 California - 13.7%
    5,000  Los Angeles Wastewater System Revenue
           4.70%, due 11/01/19 [FGIC]                                     4,747
    3,550  + Northern California Power Agency Geothermal Project
           Revenue 5.00%, due 7/01/09
           (Prerefunded 7/01/08 @ 100)                                    3,740
    6,400  Pittsburg Redevelopment Agency Los Medanos Community
           Development Project Tax Allocation
           4.625%, due 8/01/21 [AMBAC]                                    5,945
   11,995  Pittsburg Redevelopment Agency Los Medanos Community
           Development Project Tax Allocation
           5.80%, due 8/01/34 [FSA]                                      13,200
    2,000  Redding Joint Powers Financing Authority Solid Waste and
           Corporation Yard Revenue
           5.00%, due 1/01/23                                             1,900
    6,690  Sacramento County Sanitation District Finance Authority
           Revenue
           4.75%, due 12/01/23                                            6,524
    8,010  San Joaquin County Public Facilities Financing Corp.
           Certificates of Participation Capital Facilities Project
           4.75%, due 11/15/19 [MBIA]                                     7,700
   25,000  San Joaquin Hills Transportation Corridor Agency Senior
           Lien Toll Road Revenue
           5.00%, due 1/01/33                                            21,977

    3,165  Southern California Public Power Authority Power Project
           Revenue (Multiple Projects)
           5.50%, due 7/01/20                                             3,168

 Colorado - 2.8%
    1,000  Colorado Housing Finance Authority Multi-Family Mortgage
           Revenue
           8.30%, due 10/01/23                                            1,054
   13,000  Colorado Springs Hospital Revenue
           6.375%, due 12/15/30                                          12,958

 Florida - 2.1%
    2,750  Mid-Bay Bridge Authority Revenue
           6.05%, due 10/01/22                                            2,803
    7,500  Tallahassee Florida Health Facilities Revenue
           (Tallahassee Memorial Healthcare, Inc.)
           6.375%, due 12/01/30                                           7,660

 Georgia - 1.4%
    6,750  + Atlanta Water and Sewage Revenue
           4.50%, due 1/01/18
           (Prerefunded 1/01/04 @ 100)                                    6,820

 Illinois - 6.3%
    2,000  Chicago Illinois Sales Tax Revenue
           5.375%, due 1/01/27 [FGIC]                                     2,015
   17,500  + Illinois Educational Facilities Authority Adjustable
           Demand Revenue (University of Chicago)
           5.70%, due 12/01/25
           (Prerefunded 12/01/03 @ 102)                                  18,541
    5,000  + Metropolitan Pier and Exposition Authority Mccormick
           Place Convention Complex Hospitality Facilities Revenue
           7.00%, due 7/01/26 (Escrowed to Maturity)                      6,178
    4,770  University of Illinois Auxiliary Facilities System
           Revenue
           5.75%, due 4/01/22                                             4,830

 Indiana - 8.0%
      195  Beech Grove Economic Development Revenue (Westvaco Corp.)
           8.75%, due 7/01/10                                               199

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                           SAFECO Municipal Bond Fund
                            As of December 31, 2000

 PRINCIPAL
 AMOUNT                                                                   VALUE
 (000's)                                                                (000's)
-------------------------------------------------------------------------------
  $11,000 +East Chicago Elementary School Building Corp. First
           Mortgage 7.00%, due 1/15/16
           (Prerefunded 1/15/03 @ 102)                                 $ 11,787
    7,715  Hammond Multi-School Building Corp. First Mortgage
           Revenue
           6.20%, due 7/10/15                                             8,030
   17,550  Indiana State Development Finance Authority Environmental
           Revenue
           5.60%, due 12/10/32                                           13,833
    6,450 +Indianapolis Gas Utility System Revenue
           4.00%, due 6/01/11 [FGIC]
           (Escrowed to Maturity)               6,133

 Kentucky - 0.4%
    2,000  Kentucky Economic Development Finance Authority Health
           System Revenue (Norton Healthcare, Inc.)
           Series A
           6.625%, due 10/01/28                                           1,983

 Maryland - 2.8%
    5,125  Baltimore Project and Revenue (Water Projects)
           5.00%, due 7/01/24 [FGIC]                                      5,104
    5,000  Maryland Health and Higher Educational Facilities
           Authority Revenue (University of Maryland Medical System)
           4.75%, due 7/01/23 [FGIC]                                      4,678
    4,000  MHHEA Facilities Revenue
           6.75%, due 7/01/30                                             4,196

 Massachusetts - 9.7%
    5,750  Massachusetts Bay Transportation Authority System Revenue
           4.50%, due 3/01/26 [MBIA]                                      5,107
    5,140  Massachusetts Housing Finance Agency Housing Revenue
           6.20%, due 7/01/38 [AMBAC]                                     5,316
   20,000  Massachusetts State Housing Finance Agency (Series B)
           5.40%, due 12/01/28 [MBIA]                                    19,743
    8,000  Massachusetts State Turnpike Authority Metropolitan
           Highway System Revenue (Series A)
           5.00%, due 1/01/37 [MBIA]                                      7,631
    8,985  Massachusetts State Turnpike Authority Metropolitan
           Highway System Revenue (Series B)
           5.125%, due 1/01/37 [MBIA]                                     8,750
    2,500  Massachusetts Water Resources Authority Revenue
           4.75%, due 12/01/23                                            2,334

 Michigan - 1.0%
    5,250  Detroit Water Supply System Revenue
           4.75%, due 7/01/19 [FGIC]                                      4,989

 Mississippi - 0.9%
    5,000  Harrison County Wastewater Management and Solid Waste
           Revenue
           4.75%, due 2/01/27 [FGIC]                                      4,627

 Missouri - 0.7%
    4,000  Missouri Health and Education Facilities Authority
           Educational Facilities Revenue
           4.75%, due 11/15/37                                            3,628

 New Jersey - 0.2%
      840 +New Jersey Turnpike Authority Revenue
           10.375%, due 1/01/03
           (Escrowed to Maturity)                                           902

 New Mexico - 0.5%
    2,350  Farmington Collateralized Pollution Control Revenue
           (Tucson Gas and Electric Co.)
           6.10%, due 1/01/08                                             2,323

 New York - 7.8%
    2,570  Metropolitan Transportation Authority New York Dedicated
           Tax Fund
           4.75%, due 4/01/28 [FGIC]                                      2,388
    2,100  New York City Municipal Water Finance Authority Water and
           Sewer System Revenue
           5.00%, due 6/15/17 [FGIC]                                      2,118
    1,500  New York Dormitory Authority State University Educational
           Facilities Revenue
           5.00%, due 7/01/15                                             1,502
    5,500  New York Dormitory Authority State University Educational
           Facilities Revenue
           5.25%, due 5/15/15                                             5,719

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                           SAFECO Municipal Bond Fund
                            As of December 31, 2000

 PRINCIPAL
 AMOUNT                                                                  VALUE
 (000's)                                                               (000's)
-------------------------------------------------------------------------------
  $ 4,400  New York Dormitory Authority State University
           Educational Facilities Revenue
           7.50%, due 5/15/11                                          $  5,252
    5,250  New York Dormitory Authority State University
           Educational Facilities Revenue
           7.50%, due 5/15/13                                             6,587
   10,500  Port Authority New York & New Jersey Consolidated
           Revenue 4.375%, due 10/01/33 [FGIC]                            9,071
    6,500  Urban Development Corp. Correctional Facilities
           Revenue 5.375%, due 1/01/25                                    6,528

 North Carolina - 5.3%
   11,000  North Carolina Eastern Municipal Power Agency Power
           System Revenue
           6.00%, due 1/01/22                                            11,052
   10,885  North Carolina Medical Care Commission Health Care
           Facilities Revenue (Duke University Health System)
           4.75%, due 6/01/28 [MBIA]                                      9,894
    3,720  North Carolina Medical Care Commission Hospital
           Revenue 4.75%, due 12/01/28 [MBIA]                             3,379
    2,280  North Carolina Medical Care Commission Hospital
           Revenue 4.75%, due 12/01/28 [MBIA]                             2,071

 North Dakota - 0.6%
    3,000  Grand Forks North Dakota Health Care System Revenue
           (Altru Health System)
           7.125%, due 8/15/24                                            3,076

 Oklahoma - 1.2%
    5,590  McGee Creek Authority Water Revenue
           6.00%, due 1/01/23 [MBIA]                                      6,236

 Pennsylvania - 1.9%
    5,000  Southeastern Pennsylvania Transportation Authority
           (Series A)
           4.75%, due 3/01/29 [FGIC]                                      4,600
    5,000  University Area Joint Authority Sewer Revenue
           4.75%, due 11/01/20 [MBIA]                                     4,711

 South Carolina - 5.4%
      565  Charleston County Pollution Control Facilities Revenue
           5.90%, due 8/01/03                                               565
    5,500  Pickens and Richland Counties Hospital Facilities Revenue
           5.75%, due 8/01/21 [AMBAC]                                     5,515
   15,000  Piedmont Municipal Power Agency South Carolina Electric
           Revenue 5.25%, due 1/01/21 [MBIA]                             13,342
    7,500  South Carolina Jobs--Economic Development Authority
           Hospital Facilities Revenue (Palmetto Health Alliance)
           7.375%, due 12/15/21                                           7,453

 Texas - 9.1%
    7,000  Austin Combined Utility Revenue
           4.25%, due 5/15/28 [MBIA]                                      5,854
   10,000  Austin Combined Utility System Revenue
           12.50%, due 11/15/07 [MBIA]                                   14,584
    1,040  Austin Water, Sewer and Electric Revenue
           14.00%, due 11/15/01                                           1,096
      155  + Austin Water, Sewer and Electric Revenue
           14.00%, due 11/15/01 (Escrowed to Maturity)                      164
       15  + Austin Water, Sewer and Electric Revenue
           14.00%, due 11/15/01 (Prerefunded Various Dates/Prices)           16
   14,300  Hurst-Euless-Bedford Texas Independed School District
           General Obligation Unlimited Tax Refund
           4.50%, due 8/15/25 [PSF]                                      12,719
    5,350  North East Texas School District General Obligation
           4.50%, due 10/01/28 [PSF]                                      4,718
    4,500  San Antonio Electric & Gas Revenue
           4.50%, due 2/01/21                                             4,099
    2,260  Texas Municipal Power Agency Revenue
           5.50%, due 9/01/13 [FGIC]                                      2,263

 Utah - 1.1%
    5,635  Weber County Utah Hospital Revenue (IHC Health Services)
           5.00%, due 8/15/30 [AMBAC]                                     5,281

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                           SAFECO Municipal Bond Fund
                            As of December 31, 2000

 PRINCIPAL
 AMOUNT                                                                   VALUE
 (000's)                                                                (000's)
-------------------------------------------------------------------------------
 Virginia - 0.8%
  $ 1,250  Loudoun County Sanitation Authority Water and Sewer
           Revenue
           4.75%, due 1/01/30 [MBIA]                                   $  1,158
    3,240  Prince William County Authority Water and Sewer Systems
           Revenue
           4.75%, due 7/01/29 [FGIC]                                      3,002

 Washington - 6.5%
    5,055  Douglas County Public Utility District #1 Wells
           Hydroelectric Revenue
           8.75%, due 9/01/18                                             6,245
    2,200 +Douglas County Public Utility District #1 Wells
           Hydroelectric Revenue
           8.75%, due 9/01/18
           (Prerefunded 9/01/06 @ 106)                                    2,795
    2,500  King County Housing Authority Pooled Housing Revenue
           6.80%, due 3/01/26                                             2,609
    1,650  King County Limited Tax General Obligation (Various
           Purposes)
           4.75%, due 1/01/19                                             1,558
    2,255  King County Public Hospital District #1 Hospital
           Facilities Revenue (Valley Medical Center)
           5.50%, due 9/01/17 [AMBAC]                                     2,267
    2,800  Lewis County Public Utility District #1 Cowlitz Falls
           Hydroelectric Project Revenue
           6.00%, due 10/01/24                                            2,819
    3,163  Seattle Housing Authority Low Income Housing Revenue
           (Mt. Zion Project)
           6.60%, due 8/20/38                                             3,414
    6,290  Vancouver Washington Housing Authority Revenue
           (Springbrook Square)
           5.65%, due 3/01/31                                             5,439
    3,000  Washington Health Care Facilities Authority Revenue (Fred
           Hutchinson Cancer Research Center)
           7.375%, due 1/01/18                                            3,060
    2,610  Washington Public Power Supply System Nuclear Project #3
           Revenue
           5.50%, due 7/01/18 [AMBAC]                                     2,614

 West Virginia - 3.0%
   15,000  West Virginia State Hospital Finance Authority
           (Charleston Area Medical Center) Series A
           6.75%, due 9/01/30                                            15,292
                                                                       --------

 TOTAL MUNICIPAL BONDS                                                  490,187
                                                                       --------

 CASH EQUIVALENTS - 0.8%
    4,061  Federated Tax-Exempt Money Market Fund, Inc.                   4,061
                                                                       --------
 TOTAL CASH EQUIVALENTS                                                   4,061
                                                                       --------
 TOTAL INVESTMENTS - 98.5%                                              494,248

 Other Assets, less Liabilities                                           7,321
                                                                       --------
 NET ASSETS                                                            $501,569
                                                                       ========
------------------------------------------------------------------------------

+ Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
* The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

  Municipal Bond Investors
   Assurance Corp. [MBIA]         22.5%
  Financial Guaranty Insurance
   Corp. [FGIC]                   11.4
  AMBAC Indemnity Corp. [AMBAC]    5.5
  Financial Security Assurance,
   Inc. [FSA]                      2.7
  Texas Permanent School Fund
   [PSF]                           3.6
                                  ----
                                  45.7%
                                  ====


                       SEE NOTES TO FINANCIAL STATEMENTS

                         REPORT FROM THE FUND MANAGER
                      SAFECO Insured Municipal Bond Fund
                               December 31, 2000

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

[PHOTO]
BEVERLY R.       Long insured municipals were the top-performing sector of the
DENNY tax-free market, returning 18.28% for the year. During this time, the SAFECO Insured Municipal Bond Fund outperformed its Lipper peers, but not its benchmark index. While the Fund's return of 17.64% is remarkable unto itself, exceeding the Lehman Long Insured Index would have been more so, as the Fund has expenses, cash holdings and call features that the index does not.

                 The Fund's longer duration makes it more sensitive to changes in interest rates. Thus, when municipal yields fell and bond prices rose, the Fund outperformed its peers.

   Municipal bond prices rose during the year as yields fell. According to the Bond Buyer 40 Yield-to-Maturity Index, yields began the year 6.25%, fell to 5.91% by mid-year and finished 2000 at 5.47%. Bond prices appreciated as economic data showed slower growth.

   The AAA rating that insurance provides has become less valuable in the marketplace as the availability of information has increased, especially in low-risk sectors, such as water and sewer bonds.

   Hospital bonds continue to compose the Fund's largest asset category, followed by water & sewer and electric utilities. Of revenue bonds (bonds that finance revenue-producing facilities), water & sewer had the best return for the year, followed by education and hospital issues.

   The strategy for the Fund remains the same: buy long, discount bonds at relatively cheap prices. As such, the Fund will have wide fluctuations in price and should only be considered as a long-term investment.

Beverly R. Denny

-------------------------------------------------------------------------------

Beverly R. Denny joined SAFECO in 1991. She holds an MBA from the University of Virginia and a BS in finance/economics from Babson College. She is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              [PERFORMANCE GRAPH]

                     PERFORMANCE OVERVIEW - NO-LOAD CLASS

Average Annual Total Return for the
periods ended December 31, 2000           1 Year     5 Year     Since Inception*
--------------------------------------------------------------------------------
SAFECO Insured Municipal Bond Fund        17.64%     5.41%            5.88%

Lehman Brothers Long Insured Municipal
 Bond Index                               18.28%     6.26%            6.81%

Lipper, Inc. (Insured Municipal Bond
 Funds)                                   11.91%     4.58%            6.65%

* The Fund's inception date was March 18, 1993.

Investment Values

INS0                                Lehman Bros. Long Insured Muni Bond Index
No Load                             No Load
-------                             -------
 3/18/93      10,000
 3/31/93       9,918                3/31/93      10,000
 4/30/93      10,039                4/30/93      10,146
 5/31/93      10,080                5/31/93      10,239
 6/30/93      10,311                6/30/93      10,431
 7/31/93      10,217                7/31/93      10,439
 8/31/93      10,556                8/31/93      10,710
 9/30/93      10,716                9/30/93      10,849
10/31/93      10,720               10/31/93      10,861
11/30/93      10,482               11/30/93      10,719
12/31/93      10,764               12/31/93      10,993
 1/31/94      10,908                1/31/94      11,117
 2/28/94      10,453                2/28/94      10,726
 3/31/94       9,780                3/31/94      10,062
 4/30/94       9,826                4/30/94      10,152
 5/31/94       9,946                5/31/94      10,276
 6/30/94       9,781                6/30/94      10,153
 7/31/94      10,133                7/31/94      10,431
 8/31/94      10,086                8/31/94      10,434
 9/30/94       9,769                9/30/94      10,183
10/31/94       9,482               10/31/94       9,872
11/30/94       9,287               11/30/94       9,647
12/31/94       9,642               12/31/94       9,984
 1/31/95      10,042                1/31/95      10,431
 2/28/95      10,564                2/28/95      10,851
 3/31/95      10,619                3/31/95      10,977
 4/30/95      10,543                4/30/95      10,973
 5/31/95      11,163                5/31/95      11,441
 6/30/95      10,845                6/30/95      11,220
 7/31/95      10,878                7/31/95      11,269
 8/31/95      11,039                8/31/95      11,424
 9/30/95      11,115                9/30/95      11,507
10/31/95      11,420               10/31/95      11,800
11/30/95      11,800               11/30/95      12,109
12/31/95      11,992               12/31/95      12,302
 1/31/96      11,994                1/31/96      12,366
 2/29/96      11,850                2/29/96      12,194
 3/31/96      11,568                3/31/96      11,950
 4/30/96      11,470                4/30/96      11,891
 5/31/96      11,481                5/31/96      11,894
 6/30/96      11,645                6/30/96      12,078
 7/31/96      11,795                7/31/96      12,200
 8/31/96      11,750                8/31/96      12,182
 9/30/96      12,046                9/30/96      12,461
10/31/96      12,138               10/31/96      12,611
11/30/96      12,456               11/30/96      12,894
12/31/96      12,299               12/31/96      12,804
 1/31/97      12,152                1/31/97      12,759
 2/28/97      12,280                2/28/97      12,893
 3/31/97      12,051                3/31/97      12,650
 4/30/97      12,262                4/30/97      12,800
 5/31/97      12,484                5/31/97      13,056
 6/30/97      12,663                6/30/97      13,211
 7/31/97      13,227                7/31/97      13,716
 8/31/97      12,967                8/31/97      13,502
 9/30/97      13,136                9/30/97      13,695
10/31/97      13,242               10/31/97      13,787
11/30/97      13,336               11/30/97      13,875
12/31/97      13,614               12/31/97      14,226
 1/31/98      13,733                1/31/98      14,390
 2/28/98      13,698                2/28/98      14,363
 3/31/98      13,689                3/31/98      14,381
 4/30/98      13,557                4/30/98      14,281
 5/31/98      13,886                5/31/98      14,589
 6/30/98      13,947                6/30/98      14,652
 7/31/98      13,976                7/31/98      14,678
 8/31/98      14,256                8/31/98      14,972
 9/30/98      14,491                9/30/98      15,197
10/31/98      14,369               10/31/98      15,146
11/30/98      14,442               11/30/98      15,231
12/31/98      14,418               12/31/98      15,231
 1/31/99      14,630                1/31/99      15,379
 2/28/99      14,503                2/28/99      15,296
 3/31/99      14,490                3/31/99      15,349
 4/30/99      14,481                4/30/99      15,344
 5/31/99      14,323                5/31/99      15,201
 6/30/99      14,024                6/30/99      14,911
 7/31/99      13,970                7/31/99      14,894
 8/31/99      13,669                8/31/99      14,552
 9/30/99      13,527                9/30/99      14,456
10/31/99      13,318               10/31/99      14,109
11/30/99      13,450               11/30/99      14,327
12/31/99      13,262               12/31/99      14,087
 1/31/00      13,142                1/31/00      13,945
 2/29/00      13,478                2/29/00      14,273
 3/31/00      13,990                3/31/00      14,828
 4/30/00      13,735                4/30/00      14,621
 5/31/00      13,629                5/31/00      14,463
 6/30/00      14,161                6/30/00      15,048
 7/31/00      14,462                7/31/00      15,369
 8/31/00      14,751                8/31/00      15,715
 9/30/00      14,518                9/30/00      15,519
10/31/00      14,726               10/31/00      15,766
11/30/00      14,921               11/30/00      15,973
12/31/00      15,607               12/31/00      16,662

The performance graph compares a hypothetical $10,000 investment in the Fund to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                                  HIGHLIGHTS
--------------------------------------------------------------------------------

  Current Yield (30-day).........................................      5.18%
  Weighted Average
   Maturity...................................................... 24.2 years


TOP FIVE                                                           Percent of
HOLDINGS                                                           Net Assets
-----------------------------------------------------------------------------
Metropolitan Transportation Authority New York Dedicated Tax Fund.....  5.6%
Loudoun County Sanitation Authority Water and Sewer Revenue...........  5.6
Port Authority of New York & New Jersey Consolidated Revenue..........  5.4
Little Rock Arkansas School District General Obligation (Series B)....  4.9
Massachusetts State Turnpike Authority Metropolitan Highway
 System Revenue (Series B)............................................  4.7

TOP
FIVE                                                               Percent of
STATES                                                             Net Assets
-----------------------------------------------------------------------------
Washington............................................................   17%
New York..............................................................   15
Pennsylvania..........................................................   10
North Carolina........................................................    9
Massachusetts.........................................................    8


Credit Rating Distributions
As a Percent of Net Assets
--------------------------------------------------------------------------------

                                 [PIE CHART]

AAA:              94%
Cash & Other:      6%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                       SAFECO Insured Municipal Bond Fund
                            As of December 31, 2000

 PRINCIPAL
 AMOUNT                                                                  VALUE
 (000's)                                                               (000's)
--------------------------------------------------------------------------------
 MUNICIPAL BONDS* - 94.1%

 Arkansas - 4.9%
  $1,000   Little Rock Arkansas School
           District General Obligation
           (Series B)
           5.50%, due 2/01/30 [FSA]                                     $ 1,022

 California - 5.9%
     600   Los Angeles County Sanitation
           District Financing Authority
           Revenue (Capital Projects)
           5.25%, due 10/01/19 [MBIA]                                       605
     650   Los Angeles Wastewater
           System Revenue
           4.70%, due 11/01/19 [FGIC]                                       617

 Florida - 4.6%
   1,000   Gulf Environment Services,
           Inc. Water and Sewer Revenue
           5.00%, due 10/01/27 [MBIA]                                       958

 Indiana - 2.9%
     250   Indiana State Office Building
           Commission Capital Complex
           Revenue
           5.25%, due 7/01/15 [AMBAC]                                       253
     350   Indianapolis Gas Utility
           Revenue
           5.375%, due 6/01/21 [FGIC]                                       352

 Iowa - 1.2%
     250   Marshalltown Pollution Control
           Revenue (Iowa Electric Light
           and Power Co. Project)
           5.50%, due 11/01/23 [MBIA]                                       251

 Massachusetts - 7.6%
     600   Massachusetts Housing Finance
           Agency Housing Revenue
           6.20%, due 7/01/38 [AMBAC]                                       621
   1,000   Massachusetts State Turnpike
           Authority Metropolitan Highway
           System Revenue (Series B)
           5.125%, due 1/01/37 [MBIA]                                       974

 Minnesota - 1.6%
     350   Minneapolis and St. Paul
           Housing and Redevelopment
           Authority Health Care System
           Revenue (HealthSpan)
           4.75%, due 11/15/18 [AMBAC]                                      333

 New York - 15.3%
     900   Long Island Power Authority
           Electric System Revenue
           5.125%, due 12/01/22 [FSA]                                       897
   1,250   Metropolitan Transportation
           Authority New York Dedicated
           Tax Fund
           4.75%, due 4/01/28 [FGIC]                                      1,162
   1,300   Port Authority New York & New
           Jersey Consolidated Revenue
           4.375%, due 10/01/33
           [FGIC]                                                         1,123

 North Carolina - 8.7%
   1,000   North Carolina Medical Care
           Commission Health Care
           Facilities Revenue (Duke
           University Health System)
           4.75%, due 6/01/28
           [MBIA]                                                           909
   1,000   North Carolina Medical Care
           Commission Hospital Revenue
           4.75%, due 12/01/28
           [MBIA]                                                           908

 Pennsylvania - 9.5%
   1,000   Allegheny County Hospital
           Development Authority Revenue
           (Catholic Health East)
           4.875%, due 11/15/26 [AMBAC]                                     926
     650   Pittsburgh Water and Sewer
           Authority Revenue
           4.75%, due 9/01/16 [FGIC]                                        630
     445   University Area Joint
           Authority Sewer Revenue
           4.75%, due 11/01/20 [MBIA]                                       419

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                       SAFECO Insured Municipal Bond Fund
                            As of December 31, 2000

 PRINCIPAL
 AMOUNT                                                                    VALUE
 (000's)                                                                 (000's)
--------------------------------------------------------------------------------
 Texas - 4.8%
  $  750   Austin Combined Utility Revenue
           4.25%, due 5/15/28 [MBIA]                                     $   627
     250   Harris County Toll Road Unlimited Tax Revenue
           5.50%, due 8/15/21 [FGIC]                                         254
      10   + Lower Colorado River Authority Junior Lien Revenue
           5.625%, due 1/01/17 [FSA]
           (Prerefunded 1/01/15 @ 100)                                        11
      95   Sabine River Authority Pollution Control Revenue
           (Texas Utilities Electric Co. Project)
           6.55%, due 10/01/22 [FGIC]                                         99

 Utah - 4.5%
   1,000   Murray City Hospital Revenue (IHC
           Health Service, Inc.)
           4.75%, due 5/15/20 [MBIA]                                         932

 Virginia - 5.6%
   1,250   Loudoun County Sanitation
           Authority Water and Sewer Revenue
           4.75%, due 1/01/30 [MBIA]                                       1,158

 Washington - 17.0%
     700   CDP-King County III Lease Revenue
           (King Street Center Project)
           5.25%, due 6/01/26 [MBIA]                                         695
   1,000   Central Puget Sound Regional
           Transportation Authority Motor
           Vehicle Tax
           4.75%, due 2/01/28 [FGIC]                                         918
     250  +Richland Water and Sewer
           Improvement Revenue
           5.625%, due 4/01/12 [MBIA]
           (Prerefunded 4/01/03 @ 101)                                       260
     530   Snohomish County Public Utility
           District #1 Electric Revenue
           5.50%, due 1/01/20 [FGIC]                                         533
     900   Washington Health Care Facilities
           Authority Revenue
           (Swedish Hospital System)
           5.25%, due 11/15/26 [AMBAC]                                       881
     250   Yakima-Tieton Irrigation District
           Revenue
           6.20%, due 6/01/19 [FSA]                                          262
                                                                         -------
 TOTAL MUNICIPAL BONDS                                                    19,590
                                                                         -------

 CASH EQUIVALENTS - 4.7%

     986   Federated Tax-Exempt Money
           Market Fund, Inc.                                                 986
                                                                         -------
 TOTAL CASH EQUIVALENTS                                                      986
                                                                         -------
 TOTAL INVESTMENTS - 98.8%                                                20,576
 Other Assets, less Liabilities                                              250
                                                                         -------
 NET ASSETS                                                              $20,826
                                                                         =======

--------------------------------------------------------------------------------
+ Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
* The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

  Municipal Bond Investors
   Assurance Corp. [MBIA]         44.4%
  Financial Guaranty Insurance
   Corp. [FGIC]                   29.0
  AMBAC Indemnity Corp. [AMBAC]   15.4
  Financial Security Assurance,
   Inc. [FSA]                     11.2
                                 -----
                                 100.0%
                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                            As of December 31, 2000

                                                                         SAFECO
                                                               SAFECO   INSURED
(In Thousands,                                              MUNICIPAL MUNICIPAL
Except Per-Share Amounts)                                   BOND FUND BOND FUND
-------------------------------------------------------------------------------
Assets
 Investments, at Cost                                        $447,945   $19,134
                                                             ========   =======
 Investments, at Value                                       $494,248   $20,576
 Receivables:
  Trust Shares Sold                                                83        70
  Interest                                                      8,470       258
                                                             --------   -------
   Total Assets                                               502,801    20,904
Liabilities
 Payables:
  Trust Shares Redeemed                                           193         7
  Dividends                                                       762        40
  Investment Advisory Fees                                        206         9
  Other                                                            71        22
                                                             --------   -------
   Total Liabilities                                            1,232        78
                                                             --------   -------
Net Assets                                                   $501,569   $20,826
                                                             ========   =======
 No-Load Class:
  Net Assets                                                 $499,831   $20,826
  Trust Shares Outstanding                                     35,800     1,862
                                                             --------   -------
  Net Asset Value, Offering Price, and Redemption Price Per
   Share                                                     $  13.96   $ 11.19
                                                             ========   =======
 Class A:
  Net Assets                                                 $  1,052        --
  Trust Shares Outstanding                                         76
                                                             --------
  Net Asset Value and Redemption Price Per Share             $  13.97
                                                             ========
  Maximum Offering Price Per Share (Net Asset Value Plus
   Sales Charge of 4.5%)                                     $  14.63
                                                             ========
 Class B:
  Net Assets                                                 $    686        --
  Trust Shares Outstanding                                         49
                                                             --------
  Net Asset Value and Offering Price Per Share*              $  13.94
                                                             ========

--------------------------------------------------------------------------------
* For Class B shares, the redemption price per share may be lower as a result of applying contingent deferred sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Statements of Operations
                      For the Year Ended December 31, 2000

                                                                      SAFECO
                                                           SAFECO    INSURED
                                                        MUNICIPAL  MUNICIPAL
(In Thousands)                                          BOND FUND  BOND FUND
-----------------------------------------------------------------------------
Investment Income
  Interest                                                $27,989     $1,105
  Dividends                                                    --         --
  Other                                                         2         --
                                                          -------     ------
    Total Investment Income                                27,991      1,105
Expenses
  Investment Advisory                                       2,256         99
  Transfer Agent                                              279         14
  Fund Accounting and Administration                          234         18
  Shareholder Service--Class A                                  2         --
                     --Class B                                  2         --
  Distribution--Class B                                         6         --
  Legal and Auditing                                           29         19
  Custodian                                                    27          4
  Registration                                                 36         11
  Reports to Shareholders                                      29          1
  Trustees                                                      9          7
  Loan Interest                                                12          2
  Other                                                        52          2
                                                          -------     ------
    Total Expenses                                          2,973        177

Net Investment Income                                      25,018        928
Net Realized and Unrealized Gain (Loss) on Investments
  Net Realized Loss on Investments                           (993)      (693)
  Net Change in Unrealized Appreciation                    39,147      2,995
                                                          -------     ------
Net Gain on Investments                                    38,154      2,302
                                                          -------     ------
Net Change in Net Assets Resulting from Operations        $63,172     $3,230
                                                          =======     ======
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets

                                                                      SAFECO
                                                    SAFECO           INSURED
                                            MUNICIPAL BOND         MUNICIPAL
                                                      FUND         BOND FUND
                                         ------------------  ----------------
                                                Year Ended        Year Ended
                                               December 31       December 31
(In Thousands)                               2000      1999     2000     1999
------------------------------------------------------------------------------
Operations
Net Investment Income                    $ 25,018  $ 26,435  $   928  $ 1,030
 Net Realized Gain (Loss) on Investments     (993)   (1,564)    (693)       1
 Net Change in Unrealized Appreciation
  (Depreciation)                           39,147   (57,414)   2,995   (2,928)
                                         --------  --------  -------  -------

 Net Change in Net Assets Resulting from
  Operations                               63,172   (32,543)   3,230   (1,897)

Dividends to Shareholders from
 Net Investment Income
  No-Load Class                           (24,979)  (26,332)    (931)  (1,030)
  Class A                                     (41)      (46)      --       --
  Class B                                     (34)      (57)      --       --
                                         --------  --------  -------  -------

  Total                                   (25,054)  (26,435)    (931)  (1,030)

Net Trust Share Transactions
  No-Load Class                            (8,426)  (10,899)  (3,837)     293
  Class A                                      54        96       --       --
  Class B                                    (695)      118       --       --
                                         --------  --------  -------  -------

  Total                                    (9,067)  (10,685)  (3,837)     293
                                         --------  --------  -------  -------

Total Change in Net Assets                 29,051   (69,663)  (1,538)  (2,634)

Net Assets at Beginning of Period         472,518   542,181   22,364   24,998
                                         --------  --------  -------  -------

Net Assets at End of Period              $501,569  $472,518  $20,826  $22,364
                                         ========  ========  =======  =======

--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights
(For a Share Outstanding Throughout the Period)

SAFECO Municipal Bond Fund
No-Load Class

                                                                   Nine-Month
                                                                 Period Ended
                              For the Year Ended December 31      December 31
                         ------------------------------------------------------
                             2000      1999      1998      1997          1996
-------------------------------------------------------------------------------
Net Asset Value at
 Beginning of Period     $  12.89  $  14.45  $  14.52  $  13.98      $  13.69

Income from Investment
 Operations
 Net Investment Income       0.70      0.69      0.73      0.75          0.57
 Net Realized and
  Unrealized Gain (Loss)
  on Investments             1.07     (1.56)     0.17      0.70          0.29
                         --------  --------  --------  --------      --------
  Total from Investment
   Operations                1.77     (0.87)     0.90      1.45          0.86

Less Distributions
 Dividends from Net
  Investment Income         (0.70)    (0.69)    (0.73)    (0.75)        (0.57)
 Distributions from
  Realized Gains               --        --     (0.24)    (0.16)           --
                         --------  --------  --------  --------      --------
  Total Distributions       (0.70)    (0.69)    (0.97)    (0.91)        (0.57)
                         --------  --------  --------  --------      --------
Net Asset Value at End
 of Period               $  13.96  $  12.89  $  14.45  $  14.52      $  13.98
                         ========  ========  ========  ========      ========

Total Return               14.17%    (6.18%)    6.35%    10.68%         6.42%*

Net Assets at End of
 Period (000's)          $499,831  $470,267  $539,860  $502,946      $480,970
Ratio of Expenses to
 Average Net Assets         0.62%     0.60%     0.51%     0.51%         0.53%**
Ratio of Net Investment
 Income to Average Net
 Assets                     5.27%     5.04%     5.01%     5.31%         5.53%**
Portfolio Turnover Rate    32.18%    16.84%    20.80%    13.52%         6.66%**
-------------------------------------------------------------------------------

 *  Not annualized.
**  Annualized.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights
(For a Share Outstanding Throughout the Period)

SAFECO Insured Municipal Bond Fund
No-Load Class

                                                                    Nine-Month
                                                                  Period Ended
                               For the Year Ended December 31      December 31
                              --------------------------------------------------
                                 2000     1999     1998     1997          1996
--------------------------------------------------------------------------------
Net Asset Value at Beginning
 of Period                    $  9.97  $ 11.33  $ 11.36  $ 10.74       $ 10.46

Income from Investment
 Operations
 Net Investment Income           0.49     0.48     0.49     0.50          0.37
 Net Realized and Unrealized
  Gain (Loss) on Investments     1.22    (1.36)    0.17     0.62          0.28
                              -------  -------  -------  -------       -------
  Total from Investment
   Operations                    1.71    (0.88)    0.66     1.12          0.65

Less Distributions
 Dividends from Net
  Investment Income             (0.49)   (0.48)   (0.49)   (0.50)        (0.37)
 Distributions from Realized
  Gains                            --       --    (0.20)      --            --
                              -------  -------  -------  -------       -------
  Total Distributions           (0.49)   (0.48)   (0.69)   (0.50)        (0.37)
                              -------  -------  -------  -------       -------
Net Asset Value at End of
 Period                       $ 11.19  $  9.97  $ 11.33  $ 11.36       $ 10.74
                              =======  =======  =======  =======       =======

Total Return                   17.64%   (7.99%)   5.90%   10.70%         6.31%*

Net Assets at End of Period
 (000's)                      $20,826  $22,364  $24,998  $16,516       $13,187
Ratio of Gross Expenses to
 Average Net Assets             0.89%    0.91%    0.88%    0.92%         1.00%**
Ratio of Net Expenses to
 Average Net Assets             0.89%    0.88%    0.88%    0.92%         1.00%**
Ratio of Net Investment
 Income to Average Net
 Assets                         4.69%    4.45%    4.29%    4.56%         4.66%**
Portfolio Turnover Rate        43.55%   32.78%   27.30%   13.02%        14.86%**
--------------------------------------------------------------------------------

 *  Not annualized.
**  Annualized.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL
   This financial report is on 2 of the SAFECO Mutual Funds. The SAFECO Municipal Bond Fund and the SAFECO Insured Municipal Bond Fund are each a series of the SAFECO Tax-Exempt Bond Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
   In connection with issuing Class A and B shares, the Municipal Bond Fund has adopted a Plan of Distribution (the "Plan"). Under the Plan, these classes pay a service fee to the distributor, SAFECO Securities, Inc., for selling its shares at the annual rate of 0.25% of the average daily net assets of each class. Class B shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the plan, the distributor uses the service fees primarily to compensate persons for selling shares in each class and for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.
   Security Valuation. Bonds are stated on the basis of valuations provided by a pricing service, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. When valuations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. Investments in equity securities are valued at the last reported sales price, unless there are no transactions in which case they are valued at the last reported bid price. Securities purchased at par are valued at cost.
   Security Transactions. Security transactions are recorded on the trade date. The cost of the portfolios is the same for financial statement and Federal income tax purposes. Realized gains and losses from security transactions are determined using the identified cost basis.
   Securities Purchased on a When-Issued Basis. Securities purchased on a when-issued or delayed basis may be settled a month or more after the trade date. The securities purchased are carried in the portfolio at market and are subject to market fluctuation during this period. These securities begin earning interest on the settlement date. As commitments to purchase when-issued securities become fixed, the Funds segregate liquid assets in an amount equal to the total obligation.
   Income Recognition. Bond premiums and original issue discounts are amortized to either call or maturity dates. Market discount on bonds purchased after April 30, 1993 is recorded as taxable income at disposition. Interest is accrued on bonds and temporary investments daily.
   Dividends and Distributions to Shareholders. Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions, if any, are normally distributed to shareholders at the end of December. Income dividends and capital gain distributions are determined in accordance with income tax regulation which may differ from generally accepted

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

accounting principles. These differences are primarily due to differing treatments for wash sale deferrals. Undistributed/overdistributed net investment income may include temporary financial reporting and tax basis differences which will reverse in the subsequent year.
   Federal Income and Excise Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the funds intend to satisfy conditions which will enable them to pay dividends which, for shareholders, are exempt from Federal income taxes. Any portion of dividends representing net short-term capital gains, however, is not exempt and is treated as taxable dividends for Federal income tax purposes.
   Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS
   Following is a summary of investment transactions (excluding short-term securities) during the year ended December 31, 2000:

(In Thousands)                           Purchases        Sales
---------------------------------------------------------------
Municipal Bond Fund                       $149,949     $156,747
Insured Municipal Bond Fund                  7,309       11,487
---------------------------------------------------------------

4. TRUST SHARE TRANSACTIONS
   Following is a summary of transactions in shares and the related amounts (in thousands):

                      No-Load          Class A       Class B
               --------------------  -----------  -------------
                        For the Year Ended December 31
               ------------------------------------------------
                    2000       1999   2000  1999    2000   1999
---------------------------------------------------------------
                       SAFECO MUNICIPAL BOND FUND
---------------------------------------------------------------
Shares:
 Sales             6,861      6,634     22     9       5     27
 Reinvestments     1,204      1,231      1     1       2      3
 Redemptions      (8,738)    (8,766)   (20)   (3)    (60)   (22)
               ---------  ---------  -----  ----   -----  -----
 Net Change         (673)      (901)     3     7     (53)     8
               =========  =========  =====  ====   =====  =====
Amounts:
 Sales         $  90,639  $  92,371  $ 300  $125   $  60  $ 369
 Reinvestments    16,033     16,926     16    18      24     43
 Redemptions    (115,098)  (120,196)  (262)  (47)   (779)  (294)
               ---------  ---------  -----  ----   -----  -----
 Net Change    $  (8,426) $ (10,899) $  54  $ 96   $(695) $ 118
               =========  =========  =====  ====   =====  =====

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS


                                                            SAFECO INSURED
                                                         MUNICIPAL BOND FUND
                                                         -------------------
                                                               No-Load
                                                         -------------------
                                                          For the Year Ended
                                                              December 31
                                                         -------------------
                                                             2000       1999
----------------------------------------------------------------------------
Shares:
 Sales                                                        561        921
 Reinvestments                                                 44         51
 Redemptions                                                 (986)      (935)
                                                         --------   --------
                                            Net Change       (381)        37
                                                         ========   ========
Amounts:
 Sales                                                   $  5,843   $  9,799
 Reinvestments                                                456        552
 Redemptions                                              (10,136)   (10,058)
                                                         --------   --------
  Net Change                                             $ (3,837)  $    293
                                                         ========   ========

5. COMPONENTS OF NET ASSETS
   At December 31, 2000, the components of net assets were as follows:

                                                                      SAFECO
                                                           SAFECO    INSURED
                                                        MUNICIPAL  MUNICIPAL
(In Thousands)                                          BOND FUND  BOND FUND
-----------------------------------------------------------------------------
Aggregate Gross Unrealized Appreciation on Investments
 in Which There Is an Excess of Value Over Identified
 Cost                                                    $ 52,336    $ 1,519
Aggregate Gross Unrealized Depreciation on Investments
 in Which There Is an Excess of Identified Cost Over
 Value                                                     (6,033)       (77)
                                                         --------    -------
Net Unrealized Appreciation (Depreciation)                 46,303      1,442
Accumulated Net Realized Loss on Investments**             (2,581)      (696)
Paid in Capital (Par Value $.001, Unlimited Shares
 Authorized)                                              457,847     20,080
                                                         --------    -------
                                                                0
Net Assets at December 31, 2000                          $501,569    $20,826
                                                         ========    =======

--------------------------------------------------------------------------------
** At December 31, 2000, these funds had the following amounts of accumulated net realized losses on investments transactions that represented capital loss carry forwards for Federal income tax purposes, which expire as follows:

                                          Expiration
                                  Amounts      Dates
                                  ------- ----------
     Municipal Bond Fund           $2,581  2007-2008
     Insured Municipal Bond Fund      696       2008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS


6. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Investment Advisory Fees. Effective May 1, 1999, shareholders approved an amended and restated investment advisory contract with SAFECO Asset Management Company. The fees paid by the Funds under the contract are based on a percentage of each day's net assets, which, on an annual basis, are as follows:

 First $250 million                   .50%
 Next $500 million                    .45
 Over $750 million                    .40

   Fund Accounting and Fund Administration Fees. Beginning May 1, 1999, SAFECO Asset Management Company receives a fee for these services based on a percentage of each day's net assets, which, on an annual basis is as follows:

 Fund Accounting:                           Fund Administration:
  First $200 million                   .04%  First $200 million                  .05%
  Over $200 million                    .01   Over 200 million                    .01

   Transfer Agent, Shareholder Service, and Distribution Fees. SAFECO Services Corporation receives transfer agent fees. SAFECO Securities, Inc. receives shareholder service and distribution fees.
   Notes Payable and Interest Expense. The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates at rates equivalent to commercial bank interest rates. At December 31, 2000, there were no amounts outstanding under these arrangements.
   Line of Credit. The Trust, together with all other management investment companies for which SAFECO Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $200 million is available to meet short-term financing needs. No balance was outstanding under these arrangements at December 31, 2000.
   Affiliate Ownership. At December 31, 2000, SAFECO Insurance Company of America owned 605,644 shares (or 33%) of the Insured Municipal Bond Fund.
   Expense Reimbursement. Beginning May 1, 1999, SAFECO Asset Management Company agreed to reimburse the Funds for operating expenses (i.e., all expenses except investment advisory, distribution, service fees, and interest) which exceed, on an annual basis, 0.40% of the average daily net assets of the Funds.
   Dealer Concessions. SAFECO Securities, Inc. retained $9 thousand in dealer commissions from sales of Class A shares of the Municipal Bond Fund for the year ended December 31, 2000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of the Tax-Exempt Bond Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the SAFECO Municipal Bond Fund and the SAFECO Insured Municipal Bond Fund (two of the funds comprising the SAFECO Tax-Exempt Bond Trust) as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of both the SAFECO Municipal Bond Fund and the SAFECO Insured Municipal Bond Fund, the results of their operations, the changes in their net assets and financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States.

Seattle, Washington
January 31, 2001

SAFECO FIXED-INCOME FUNDS

BOARD OF TRUSTEES:
Randall H. Talbot, Chairman
Barbara J. Dingfield
David F. Hill
Richard W. Hubbard
Richard E. Lundgren
Larry L. Pinnt
John W. Schneider

OFFICERS:
David F. Hill, President
Ronald L. Spaulding Vice President and Treasurer
David H. Longhurst Vice President and Controller

INVESTMENT ADVISOR:
SAFECO Asset Management Company

DISTRIBUTOR:
SAFECO Securities, Inc.

TRANSFER AGENT:
SAFECO Services Corporation

CUSTODIAN:
State Street Bank

CLIENT SERVICES*:

Nationwide: 1-800-624-5711

Deaf and Hard of Hearing TTY/TDD Service: 1-800-438-8718

* All telephone calls are tape-recorded for your protection.

FOR 24-HOUR AUTOMATED PERFORMANCE INFORMATION AND TRANSACTIONS:

Nationwide: 1-800-835-4391

MAILING ADDRESS:

SAFECO Mutual Funds
P.O. Box 34890
Seattle, WA 98124-1890

INTERNET:
www.safecofunds.com

EMAIL: mfunds@safeco.com



This report must be preceded or accompanied by a current prospectus.

(R) A registered trademark of SAFECO Corporation.

                                    PART C
                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     Under the Trust Instrument of the Registrant, the Registrant's trustees, officers, employees and agents are indemnified against certain liabilities, subject to specified conditions and limitations.

     Under the indemnification provisions in the Registrant's Trust Instrument and subject to the limitations described in the paragraph below, every person who is, or has been, a trustee, officer, employee or agent of the Registrant shall be indemnified by the Registrant or the appropriate Series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being, or having been, a trustee, officer, employee or agent and against amounts paid or incurred by him or her in the settlement thereof. As used in this paragraph, "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     No indemnification will be provided to a trustee, officer, employee or agent: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant; or (ii) in the event of settlement, unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (a) by the court or other body approving the settlement, (b) by the vote of at least a majority of a quorum of those trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor are the parties to the proceeding based upon a review of readily available facts (as opposed to a full trial type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

     To the maximum extent permitted by applicable law, expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described above may be paid by the Registrant or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such trustee, officer, employee or agent that such amount will be paid over by him or her to the Registrant or the applicable Series if it is ultimately determined that he or she is not entitled to indemnification under the Trust Instrument; provided, however, that either (i) such trustee, officer, employee or agent shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against such losses arising out of such advance payments or (iii) either a majority of the trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such trustee, officer, employee or agent, will not be disqualified from indemnification under Registrant's Trust Instrument.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, employees and agents of the Registrant pursuant to such provisions of the Trust Instrument or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, employee or agent of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such a trustee, officer, employee or agent in connection with the shares of any series of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

     Under an agreement with its administrator and accounting agent ("Administration and Fund Accounting Agreement"), the agent agrees to indemnify and hold harmless the Registrant and its officers, trustees and employees, from all taxes, charges, expenses, assessments, claims and liabilities, including, without limitation, liabilities arising under the 1940 Act, the 1933 Act, as amended, the 1934 Act, as amended, the Commodities Act and any state or foreign securities, Blue Sky laws, and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising directly or indirectly from any action or omission of agent that does not meet the standard of care under the agreement.

     Under an agreement with its investment adviser ("Amended and Restated Investment Advisory Agreement"), Registrant agrees to pay such non-recurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Registrant or any

     Series is a party and the expenses the Registrant or any Series may incur as a result of its legal obligation to provide indemnification to its trustees, officers, and agents.

     Under an agreement with its distributor ("Distribution Agreement"), Registrant has agreed to indemnify, defend and hold the distributor, the distributor's several directors, officers and employees, and any person who controls the distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the distributor, its directors, officers or employees, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading.

     In no event shall anything contained in the Distribution Agreement be construed so as to protect the distributor against any liability to the Registrant or its shareholders to which the distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, and further provided that the Registrant shall not indemnify the distributor for conduct set forth in this paragraph.

     Under an agreement with its transfer agent ("Transfer Agent Agreement"), Registrant has agreed to indemnify and hold the transfer agent harmless against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) resulting from: (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the transfer agent and/or the Registrant as a party, and is not based on and does not result from the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the transfer agent's performance under the Transfer Agent Agreement; or (2) any claim, demand, action or suit (except to the extent contributed to by the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the transfer agent acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the transfer agent acting in reliance upon advice reasonably believed by the transfer agent to have been given by counsel for the Registrant, or as a result of the transfer agent acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

ITEM 16.  EXHIBITS

Exhibit
Number              Description
------              -----------

(1)  (a)  -    Agreement and Declaration of Trust of the Registrant, dated May
               13, 1993, was filed as an Exhibit to Registrant's Post-Effective
               Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 30, 1995, and is hereby incorporated by reference.

     (b)  -    First Amendment, dated February 2, 1995 to the Agreement and
               Declaration of Trust of the Registrant, dated May 13, 1993, was filed as an Exhibit to Registrant's Post-Effective Amendment No.
               4 to the Registration Statement on Form N-1A, filed on May 30,
               1995, and is hereby incorporated by reference.

     (c)  -    Second Amendment, dated January 18, 2000, to the Agreement and
               Declaration of Trust of the Registrant, dated May 13, 1993, was filed as an Exhibit to Registrant's Post-Effective Amendment No.
               15 to the Registration Statement on Form N-1A, filed on February
               29, 2000, and is hereby incorporated by reference.

(2)  (a)  -    Bylaws of the Registrant, dated May 6, 1993, were filed as an exhibit to Post-Effective Amendment No. 3 to the Registration
               Statement on Form N-1A, filed on or about July 31, 1994, and are hereby incorporated by reference.

     (b)  -    Amended and Restated Bylaws of the Registrant, dated February 2,
               1995, were filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 30,
               1995, and are hereby incorporated by reference.

     (c)  -    Amended and Restated Bylaws of the Registrant, dated October 13,
               1999, were filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on February 29,
               2000, and are hereby incorporated by reference

(3)       -    Voting Trust Agreements - None.

(4)       -    A copy of the form of Agreement and Plan of Reorganization is attached as Appendix I to the Prospectus contained in the Registration Statement.

(5)       -    Provisions of instruments defining the rights of holders of
               Registrant's securities are contained in the Registrant's
               Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective

               Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 30, 1995, and is hereby incorporated by reference. Such provisions are also contained in Registrant's Bylaws, which were filed as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 30, 1995, and are hereby incorporated by reference.

(6)  (a)  -    Investment Advisory Contract, dated September 30, 1993, between
               Registrant and SAFECO Asset Management Company, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 to the
               Registration Statement on Form N-1A, filed on May 30, 1995, and is hereby incorporated by reference.

     (b)  -    Amended and Restated Investment Advisory Contract, dated April
               30, 1999 between Registrant and SAFECO Asset Management Company was filed as an Exhibit to Registrant's Post-Effective Amendment
               No. 14 to the Registration Statement on Form N-1A, filed on April
               30, 1999, and is hereby incorporated by reference.

     (c)  -    Administration and Fund Accounting Agreement, dated April 30,
               1999, between Registrant and SAFECO Asset Management Company, was filed as an Exhibit to Registrant's Post-Effective Amendment No.
               14 to the Registration Statement on Form N-1A, filed on April 30,
               1999, and is hereby incorporated by reference.

(7)  (a)  -    Distribution Agreement, dated September 30, 1996, between
               Registrant and SAFECO Securities, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 to the Registration
               Statement on Form N-1A, filed on August 1, 1996, and is hereby incorporated by reference.

     (b)  -    Form of Selling Dealer Agreement between SAFECO Securities, Inc.
               and selected dealers was filed as an Exhibit to Registrant's
               Post-Effective Amendment No. 8 to the Registration Statement on
               Form N-1A, filed on August 1, 1996, and is hereby incorporated by reference.

(8)       -    Agreements Concerning Officers and Directors/Trustees Benefits -
               None.

(9)  (a)  -    Custodian Contract, dated March 31, 1997, between Registrant and
               State Street Bank and Trust Company was filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement on
               Form N-1A, filed on April 30, 1997, and is hereby incorporated by reference.

     (b)  -    Transfer Agent Agreement between Registrant and SAFECO Services
               Corporation, dated September 30, 1996, was filed as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement on
               Form N-1A, filed on August 1, 1996, and is hereby incorporated by reference.

(10) (a)  -    Distribution Plan adopted pursuant to Rule 12b-1 with respect to
               Class A shares was filed as an Exhibit to Post-Effective
               Amendment No. 8 to the Registration Statement on Form N-1A, filed on August 1, 1996, and is hereby incorporated by reference.

     (b)  -    Distribution Plan adopted pursuant to Rule 12b-1 with respect to
               Class B shares was filed as an Exhibit to Post-Effective
               Amendment No. 8 to the Registration Statement on Form N-1A, filed on August 1, 1996, and is hereby incorporated by reference.

     (c)  -    Rule 18f-3 Multiple Class Plan was filed as an Exhibit to Post-
               Effective Amendment No. 8 to the Registration Statement on Form
               N-1A, filed on August 1, 1996, and is hereby incorporated by reference.

(11)      -    Opinion and Consent of Kirkpatrick & Lockhart LLP as to the
               legality of the securities being registered is filed electronically herewith.

(12)      -    Opinion and Consent of Kirkpatrick & Lockhart LLP supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed as an amendment to this Registration
               Statement.

(13)      -    Administration and Fund Accounting Agreement, dated April 30,
               1999, between Registrant and SAFECO Asset Management Company, was filed as an Exhibit to Registrant's Post-Effective Amendment No.
               14 to the Registration Statement on Form N-1A, filed on April 30,
               1999, and is hereby incorporated by reference.

(14)      -    Regarding opinions, appraisals or rulings and consents relied on in preparing this Registration Statement and required by Section
               7 of the Securities Act of 1933, the Consent of Independent
               Auditors is filed electronically herewith.

(15)      -    Financial Statements - None.

(16)      -    Powers of Attorney, dated August 6, 1998, are filed
               electronically herewith.

(17)      -    Form of Proxy is filed electronically herewith.

ITEM 17.  UNDERTAKINGS.

          (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Seattle, and the State of Washington, on the 15th day of February, 2001.

                                    SAFECO TAX-EXEMPT BOND TRUST


                                    By   /s/ DAVID F. HILL
                                         ______________________________
                                         David F. Hill, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.


     Name                        Title                             Date
     ----                        -----                             ----
/s/ DAVID F. HILL                President and Trustee            February 15, 2001
-----------------------------    Principal Executive Officer
David F. Hill

RONALD L. SPAULDING*             Vice President and               February 15, 2001
-----------------------------    Treasurer
Ronald L. Spaulding

/s/ DAVID H. LONGHURST           Vice President, Controller       February 15, 2001
-----------------------------    and Secretary
David H. Longhurst

/s/ RANDALL H. TALBOT            Chairman and Trustee             February 15, 2001
-----------------------------
Randall H. Talbot

BARBARA J. DINGFIELD*            Trustee                          February 15, 2001
-----------------------------
Barbara J. Dingfield

RICHARD W. HUBBARD*              TRUSTEE                          February 15, 2001
-----------------------------
Richard W. Hubbard

RICHARD E. LUNDGREN*             Trustee                          February 15, 2001
-----------------------------
Richard E. Lundgren

LARRY L. PINNT*                  Trustee                          February 15, 2001
-----------------------------
Larry L. Pintt

JOHN W. SCHNEIDER*               Trustee                          February 15, 2001
-----------------------------
John W. Schneider

*By /s/ DAVID F. HILL
   -------------------------------
   David F. Hill, Attorney-in-Fact

                               INDEX TO EXHIBITS


(11) Opinion and Consent of Kirkpatrick & Lockhart as to the legality of the securities being registered

(14)      Consent of Independent Auditors

(16)      Powers of Attorney

(17)      Form of Proxy